UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Quanta Services, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

Quanta Services, Inc.

2727 North Loop West

Houston, TX 77008 | (713) 629-7600

TO BE HELD MAY 24, 2024

To our Stockholders:

The annual meeting of stockholders of Quanta Services, Inc. (“Quanta”) will be held at the company’s corporate headquarters, located at 2727 North Loop West, Houston, Texas 77008, on May 24, 2024, at 8:30 a.m. local time. At the meeting, you will be asked to consider and act upon the following matters, which are more fully described in the accompanying Proxy Statement:

1.	Election of eleven directors nominated by Quanta’s Board of Directors;

2.	Approval, by non-binding advisory vote, of Quanta’s executive compensation;

3.	Ratification of the appointment of PricewaterhouseCoopers LLP as Quanta’s independent registered public accounting firm for fiscal year 2024;

4.	Approval of an amendment to Quanta’s Restated Certificate of Incorporation to provide for the exculpation of officers; and

5.	Action upon any other matters that are properly brought before the meeting, or any adjournments or postponements of the meeting, by or at the direction of the Board of Directors.

Our stockholders of record at the close of business on April 1, 2024, are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements of the meeting.

By Order of the Board of Directors,

Matthew D. McCoy

Corporate Secretary

Houston, Texas

April 12, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2024:

The Notice, Proxy Statement and 2023 Annual Report to Stockholders are available at www.proxydocs.com/PWR.

PROXY STATEMENT SUMMARY	Quanta Services, Inc. 2727 North Loop West Houston, TX 77008 | (713) 629-7600

This summary highlights selected information about the items to be voted on at the 2024 annual meeting of stockholders (the “Annual Meeting”) of Quanta Services, Inc. (together with its subsidiaries, “Quanta” or the “Company”). This summary does not contain all of the information that you should consider in deciding how to vote. You should read the entire Proxy Statement carefully before voting.

2024 Annual Meeting of Stockholders
Where The Company’s corporate headquarters, located at 2727 North Loop West, Houston, Texas 77008
When May 24, 2024, at 8:30 a.m. local time
Record Date Our stockholders of record at the close of business on April 1, 2024, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the meeting.

Annual Meeting Agenda and

Voting Recommendations

Stockholders are being asked to vote on four agenda matters:

Proposal	Board Recommendation
Proposal 1
Election of eleven directors nominated by Quanta’s Board of Directors	FOR Each Director Nominee
Proposal 2
Approval, by non-binding advisory vote, of Quanta’s executive compensation	FOR
Proposal 3
Ratification of the appointment of PricewaterhouseCoopers LLP as Quanta’s independent registered public accounting firm for fiscal year 2024	FOR
Proposal 4
Approval of an amendment to Quanta’s Restated Certificate of Incorporation to provide for the exculpation of officers	FOR

Voting Your Shares

Your vote is important. Even if you plan to attend the Annual Meeting in person, the Board of Directors of Quanta (the “Board”) recommends that you cast your vote as soon as possible. Stockholders of record may vote by any of the below methods.

Internet	Telephone	Mail
www.proxypush.com/PWR	1-866-390-5316	If you received a paper copy of the proxy form by mail, complete, sign, date and return your proxy card in the pre-addressed, postage-paid envelope provided.

i

PROXY STATEMENT SUMMARY

Proposal 1: Election of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the director nominees. ▶ See page 2 for further information

Director Nominees

The table below provides summary information about each director nominee. Each director nominee is elected annually by a majority of votes cast.

In accordance with the Board’s ordinary course succession planning process, David McClanahan, currently Chairman of our Board, and Margaret Shannon, currently a member of the Board, have chosen not to stand, and have not been nominated, for reelection at the Annual Meeting. Having considered the size, structure and composition of the Board, as well as the strategic direction of the Company and the Board’s responsibility for oversight of risks facing the Company, as based on the recommendation of the Governance and Nominating Committee, the Board approved the nomination of Warner L. Baxter and Jo-ann dePass Olsovsky for election at the Annual Meeting, so that the Board shall thereafter continue to consist of eleven directors. Additionally, following the Annual Meeting, the Board intends to retain its current independent non-executive chairman leadership structure and appoint a new non-executive, independent Chairman of the Board to replace Mr. McClanahan.

		Committees

Name, Age, and Principal Position / Experience	Director Since	AC	CC	GNC	IC

Earl C. (Duke) Austin, Jr. (54) President and Chief Executive Officer of Quanta	2016

Warner L. Baxter (62) Independent Former Executive Chairman, President and Chief Executive Officer of Ameren Corporation	–

Doyle N. Beneby (64) Independent Former President and Chief Executive Officer of Midland Cogeneration Venture	2016		∎		∎

Vincent D. Foster (67) Independent Executive Chairman and Former Chief Executive Officer of Main Street Capital Corporation	1998	∎ F			∎

Bernard Fried (67) Independent Principal of BF Consulting and Former Chief Executive Officer of Plastikon Industries, Inc.	2004	∎ F	∎

Worthing F. Jackman (59) Independent Former President and Chief Executive Officer of Waste Connections, Inc.	2005	∎ F	∎

Holli C. Ladhani (53) Independent Former President and Chief Executive Officer of Select Energy Services, Inc.	2021	∎ F			∎

Jo-ann dePass Olsovsky (59) Independent Former Executive Vice President and Chief Information Officer of Salesforce, Inc.	–

R. Scott Rowe (53) Independent President, Chief Executive Officer and Director of Flowserve Corporation	2022			∎	∎

Raúl J. Valentín (60) Independent Executive Vice President and Chief Human Resources Officer of ABM Industries Incorporated	2023		∎	∎

Martha B. Wyrsch (66) Independent Former Executive Vice President and General Counsel of Sempra Energy	2019		∎	∎

Committees	∎ Chairman ∎ Member F Financial Expert
AC - Audit Committee
GNC - Governance and Nominating Committee
CC - Compensation Committee
IC - Investment Committee

PROXY STATEMENT SUMMARY

Snapshot of 2024 Director Nominees

Board Qualifications, Skills and Experience

The Board regularly reviews the desired qualifications, skills and experiences that it believes are appropriate to oversee Quanta’s business and long-term strategy. Attributes brought by director nominees include:

Corporate Governance Highlights

We are committed to strong governance standards, as evidenced by the key best practices below.

✓ Annual election of directors

✓ Six new directors added since 2016, with two additional new director nominees at the current Annual Meeting

✓ Majority voting standard for election of directors in uncontested elections

✓ Director resignation policy

✓ Holders of Quanta common stock vote as a single class on all matters

✓ Separate Independent Chairman of the Board and Chief Executive Officer

✓ Annual stockholder engagement

✓ Robust stock ownership requirements for directors and officers

✓ Meaningful annual limit on non-employee director compensation

✓ Code of Conduct that applies to all directors, officers and employees

✓ Robust oversight process of business strategy, risk management and corporate sustainability and responsibility matters

PROXY STATEMENT SUMMARY

Proposal 2: Advisory Vote to Approve Executive Compensation

The Board of Directors unanimously recommends a vote FOR the advisory resolution approving Quanta’s executive compensation. ▶ See page 31 for further information

Compensation Overview

Quanta completed another significant year in 2023, with strategic, operational and financial accomplishments throughout the Company. Quanta utilized its innovative approach to its infrastructure solutions, combined with its broad portfolio of services, to perform at a high level and produce superior operational and financial results. Specifically, the Company achieved many record financial results, including record annual revenues, net income attributable to common stock, and net cash provided by operating activities, as well as record remaining performance obligations and backlog as of year-end 2023.

Quanta continued to accomplish key strategic objectives in 2023 related to, among other things, the development and expansion of key service offerings and the Company’s position as a facilitator for its customers as they embark on significant efforts that are aligned with the transition to a reduced-carbon economy and designed to respond to the impact of a changing climate. Notably, Quanta completed the strategic acquisition of Pennsylvania Transformer Technology, an established and reliable domestic manufacturer of power transformers and components for the electric utility, renewable energy, municipal power and industrials markets. The Company believes that this acquisition provides Quanta and its clients with an important supply chain solution. In addition to its continued financial success, Quanta remained focused on its commitments to all stakeholders of the Company, including the safety of its workforce, returning value to stockholders and providing additional information about the Company through enhanced quantitative and qualitative sustainability disclosures. The Company believes its performance and these accomplishments are indicative of the resiliency of its business model.

Quanta’s strong performance during 2023 resulted in an achievement percentage under the 2023 annual incentive plan of 125.8% of target performance and the completion of an exceptional 2021-2023 performance cycle that resulted in an achievement percentage of 178.6% of target performance under the 2021 long-term incentive plan. Additionally, the performance targets and metrics utilized in the Company’s 2023 long-term incentive plan, which apply to the 2023-2025 performance cycle, continue to generally represent improvement over historical performance and prior targets and support Quanta’s strategic initiatives with respect to return on invested capital, efficient and sustainable usage of property and equipment and employee safety.

2023 Target Compensation Mix

Quanta’s named executive officer (“NEO”) compensation is primarily comprised of base salary, short-term cash incentives and long-term equity incentives. Target award levels generally reflect competitive market levels and practices, with upside opportunity for performance above target levels, and performance measures are chosen to align the interests of executives with stockholders.

PROXY STATEMENT SUMMARY

2023 Long-Term Incentive Plan Equity Mix

A significant portion of equity-based incentive awards (70% with respect to the Chief Executive Officer (“CEO”) and Chief Operating Officer (“COO”) and 60% with respect to other NEOs) are tied to measurable Company performance over a 3-year performance period.

Elements of Executive Compensation

Element and Form of Compensation	Performance / Payment Criteria	Purpose
Base Salary Cash	Individual performance and experience in the role are factors	To provide fixed compensation necessary to attract and retain key executives, and offset the cyclicality in our business that may impact variable pay
Short-Term Incentive Cash	Tied to the achievement of performance targets related to (i) AIP Adjusted EBITDA (as defined below); (ii) AIP Adjusted EBITDA margin (as defined below); and (iii) safety performance	To incentivize and reward achievement of annual financial and operational performance targets, which focus on profitable growth and safe execution
Long-Term Incentive Performance Stock Units (“PSUs”)

Cliff-vest at the end of a 3-year performance
period

Tied to the achievement of return on invested
capital, relative total stockholder return, capital
efficiency and certain sustainability-based metrics
(i.e., fleet idle time and composite driver safety)

To incentivize achievement of our long-term
financial performance targets that focus on
strategic initiatives

To align management and stockholder interests
and to attract and promote retention of key
executives

To incentivize sustainable performance through
reduced environmental impact and enhanced
employee safety

Restricted Stock Units (“RSUs”)	Vest over three years in equal annual installments	To align management and stockholder interests and attract and promote retention of key executives
Other Compensation Retirement Benefits and Perquisites	Not applicable	To maintain the health and safety of executives To provide a competitive compensation package and, in certain cases, optimize key executives’ time

v

PROXY STATEMENT SUMMARY

Compensation Governance

We are committed to strong governance standards that ensure our executive compensation program is closely aligned with the interests of our stockholders and other stakeholders, as evidenced by the policies and practices described below.

What We Do

✓	Stock Ownership Guidelines. We maintain meaningful stock ownership guidelines that align our executives’ long-term interests with those of our stockholders and discourage excessive risk-taking.
✓

Clawback Policy. We maintain clawback policies that permit the Company to recover from executive officers and key employees of Quanta and its subsidiaries cash or equity incentive compensation in certain circumstances involving a restatement of the Company’s financial statements.

✓

Annual Review. Our Compensation Committee engages its own independent compensation consultant, which performs an annual comprehensive market analysis of our executive compensation program and pay levels.

✓	Annual Say-on-Pay Vote. We provide our stockholders with an annual opportunity to participate in an advisory vote on NEO compensation.
✓	Performance-Based Compensation. The majority of the target compensation for our NEOs is subject to objective and measurable financial and operational performance metrics.
✓

Performance Thresholds and Maximums. All performance-based awards require that the Company achieve a threshold level of performance to receive any award and provide for a cap on the maximum award in the event the established performance criteria is dramatically exceeded.

✓

Modest Perquisites. Our NEOs receive a modest amount of perquisites, which are intended to promote wellness, provide convenience in light of the demands of their positions, assist them in serving necessary business purposes, and provide a competitive compensation package (e.g., executive physical program, allowance for certain designated items).

✓

Sustainability Performance Metrics. Both short-term cash incentive compensation and long-term equity incentive compensation for NEOs are tied to successful performance of sustainability initiatives, including employee safety measures and efficient utilization of equipment.

What We Don’t Do

X

Pledging. We maintain an anti-pledging policy that prohibits directors and executive officers from pledging Quanta securities as collateral for a loan absent pre-clearance and demonstration of financial capacity to repay without resorting to the pledged securities.

X	Hedging. We maintain an anti-hedging policy that prohibits directors and executive officers from hedging the economic risk of ownership of Quanta common stock.
X	Gross-Up. Our employment agreements with NEOs do not provide for gross-ups of excise taxes on severance or other payments in connection with a change of control.
X

Single-Trigger Equity Awards. Pursuant to new award agreements adopted during 2023, equity awards granted subsequent to August 2023 will be subject to double-trigger vesting in connection with a change in control in which the transaction consideration does not consist solely of cash.

Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm

The Board of Directors unanimously recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as Quanta’s independent registered public accounting firm for fiscal year 2024.

▶    See page 77 for further information

PROXY STATEMENT SUMMARY

Proposal 4: Approval of an Amendment to Quanta’s Restated Certificate of Incorporation to Provide for the Exculpation of Officers

The Board of Directors unanimously recommends a vote FOR approval of an amendment to Quanta’s Restated Certificate of Incorporation to provide for the exculpation of officers.

▶    See page 80 for further information

vii

TABLE OF

CONTENTS

Board Recommendation ✓ X

1

QUANTA BOARD OF DIRECTORS

Proposal 1: Election of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the director nominees.

The Board currently consists of eleven directors, whose current terms of office all expire at the Annual Meeting. In accordance with the Board’s ordinary course succession planning process, David McClanahan, currently Chairman of our Board, and Margaret Shannon, currently a member of the Board, have chosen not to stand, and have not been nominated, for re-election at the Annual Meeting. Having considered the size, structure and composition of the Board, as well as the strategic direction of the Company and the Board’s responsibility for oversight of risks facing the Company, as based on the recommendation of the Governance and Nominating Committee, the Board approved the nomination of Warner L. Baxter and Jo-ann dePass Olsovsky for election at the Annual Meeting, so that the Board shall thereafter continue to consist of eleven directors until otherwise determined in accordance with Quanta’s bylaws. Additionally, following the Annual Meeting, the Board intends to retain its current independent non-executive chairman leadership structure and appoint a new non-executive, independent Chairman of the Board to replace Mr. McClanahan.

The Board proposes that the following eleven nominees be elected for a new term of one year or until their successors are duly elected and qualified or until their earlier death, resignation or removal. Each of the nominees has consented to serve if elected. If a nominee becomes unwilling or unavailable to serve as a director, the Board may designate a substitute nominee or reduce the number of directors that constitute the Board. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. Proxies cannot be voted for a greater number of persons than the number of nominees named below.

The Board unanimously recommends a vote FOR the election of Ms. Ladhani, Ms. dePass Olsovsky and Ms. Wyrsch and Messrs. Austin, Baxter, Beneby, Foster, Fried, Jackman, Rowe and Valentín.

Director Nominees

The following provides biographical information about each director nominee, including a description of the experience, qualifications and skills that have led the Board to determine that each nominee should serve on the Board.

EARL C. (DUKE) AUSTIN, JR.

Director Since: 2016 Age: 54

Experience

Mr. Austin has been a member of the Board and served as Quanta’s President and Chief Executive Officer since March 2016. He previously served as Quanta’s Chief Operating Officer from January 2013 until January 2022 and as President of the Electric Power Division and Oil and Gas Division from May 2011 to December 2012 and had responsibility for oversight of power and pipeline operations since January 2011. He served as President of the Oil and Gas Division from October 2009 to May 2011 and as President of North Houston Pole Line, L.P., an electric and natural gas specialty contractor and subsidiary of Quanta, from 2001 until September 2009. He currently serves as chairman of the Texas State University System Board of Regents and as a director of the Southwest Line Chapter of the National Electrical Contractors Association. Mr. Austin holds a Bachelor of Arts degree in Business Management.

Qualifications

Mr. Austin has a demonstrated record of achievement and leadership with Quanta. Through his experience as Chief Executive Officer and Chief Operating Officer of Quanta, Mr. Austin brings to the Board insight and information regarding all aspects of the Company’s strategy, operations and business. Mr. Austin also has extensive technical expertise and knowledge of, and more than 30 years of experience working in, the industries Quanta serves.

Key Skills and Attributes

•  Industry Experience

•  Risk Oversight and Management

•  Operations / Strategic Planning

•  Senior Leadership

•  Finance / Accounting / Capital Allocation

•  Government / Regulatory

•  Human Capital Management / Safety Leadership

•  Environmental / Social / Governance

Positions with Quanta

•  President

•  Chief Executive Officer

QUANTA BOARD OF DIRECTORS

WARNER L. BAXTER

Director Nominee

Age: 62

Key Skills and Attributes

•  Industry Experience

•  Risk Oversight and Management

•  Operations / Strategic Planning

•  Senior Leadership

•  Finance / Accounting / Capital Allocation

•  Government / Regulatory

•  Human Capital Management / Safety Leadership

•  Environmental / Social / Governance

Other Public Company Board Service

•  U.S. Bancorp

•  Ameren Corporation
(2014 – 2023)

•  UMB Financial Corporation
(2013 – 2015)

Experience

Mr. Baxter is a nominee to the Board. Mr. Baxter previously served as Executive Chairman, Chairman, President and Chief Executive Officer of Ameren Corporation, a publicly traded regulated electric and gas utility company serving customers in Missouri and Illinois. He served as the Executive Chairman from January 2022 to November 2023 and served as Chairman, President and Chief Executive Officer from 2014 to January 2022. Mr. Baxter also served as the Chairman of the Board of Directors of the Edison Electric Institute, an association representing all U.S. investor-owned electric companies, from June 2022 to June 2023 and as Vice Chairman from 2020 to June 2022. He also served as the Chair of the Electric Power Research Institute, a leading, independent not-for-profit research and development organization, from April 2017 until April 2018. Mr. Baxter served as Chairman, President and Chief Executive Officer of Ameren Missouri from 2009 to 2014 and as Executive Vice President and Chief Financial Officer of Ameren Corporation from 2003 to 2009. Before joining Ameren, Mr. Baxter served as a Senior Manager at PricewaterhouseCoopers LLP. Mr. Baxter has served as a director of U.S. Bancorp, a bank holding company, since 2015 and served as a director for UMB Financial Corporation, a commercial banking company, from 2013 until 2015. Mr. Baxter holds a Bachelor of Science degree in Accounting.

Qualifications

Mr. Baxter is expected to bring to the Board his extensive experience as a senior executive and director at a publicly traded regulated electric power and natural gas utility, including as president, chief executive officer, chief financial officer and director. His experience will provide valuable customer- and industry-based insights, and bring significant risk oversight, operations and strategic planning knowledge to the Board, as well as expertise and knowledge related to legislative and regulatory matters, corporate governance, sustainability leadership, financial reporting and accounting, and human capital management, including safety, talent development, and compensation.

DOYLE N. BENEBY

Director Since: 2016

Age: 64

Key Skills and Attributes

•  Industry Experience

•  Risk Oversight and Management

•  Operations / Strategic Planning

•  Senior Leadership

•  Government / Regulatory

•  Human Capital Management / Safety Leadership

•  Environmental / Social / Governance

Other Public Company Board Service

•  West Fraser Timber Co. Ltd.

•  Korn Ferry

•  Capital Power Corp.

Experience

Mr. Beneby has been a member of the Board since March 2016. Mr. Beneby served as President and Chief Executive Officer of Midland Cogeneration Venture, a natural gas-fired combined electrical and energy generating plant located in the United States, from November 2018 to September 2022. He previously served as the Chief Executive Officer of New Generation Power International from October 2015 until May 2016 and as President and Chief Executive Officer of CPS Energy from August 2010 until September 2015. Mr. Beneby has served as a director of West Fraser Timber Co. Ltd., a publicly traded forestry company, since April 2023, as a director of Korn Ferry, a publicly traded global organizational consulting firm, since September 2015 and as a director of Capital Power Corp., a publicly traded independent power generation company, since May 2012. Mr. Beneby holds a Bachelor of Science degree in Engineering and a Master of Business Administration degree.

Qualifications

Mr. Beneby brings to the Board his extensive experience as a senior executive at private and municipal utilities and at various energy companies, as well as his experience as a director at public energy and service companies, through which he has a deep knowledge of the industries Quanta serves. Mr. Beneby also brings to the Board significant experience with respect to strategic and operational decision-making, capital allocation, employee safety matters and oversight of risk management matters, including the impact of climate change-related issues.

Committee Memberships

•  Compensation (Chairman)

•  Investment

3

QUANTA BOARD OF DIRECTORS

VINCENT D. FOSTER

Director Since: 1998

Age: 67

Key Skills and Attributes

•  Industry Experience

•  Risk Oversight and Management

•  Operations / Strategic Planning

•  Senior Leadership

•  Finance / Accounting / Capital Allocation

•  Legal / Compliance

Other Public Company Board Service

•  Main Street Capital Corporation

•  Team Industrial Services, Inc.
(2005 – 2017)

Experience

Mr. Foster has been a member of the Board since 1998. He has served as Executive Chairman of the Board of Main Street Capital Corporation, a specialty investment company, since March 2007 and as Senior Managing Director of Main Street Capital Partners, LLC (and its predecessor firms), a private investment firm, since 1997. He also served as Chief Executive Officer of Main Street Capital Corporation from March 2007 until November 2018. Mr. Foster previously served as a director of Team Industrial Services, Inc. from 2005 until July 2017, U.S. Concrete, Inc. from 1999 to 2010, Carriage Services, Inc. from 1999 to 2011 and HMS Income Fund, Inc. from June 2012 to March 2013. Mr. Foster holds a Juris Doctor degree and is a Certified Public Accountant.

Qualifications

Mr. Foster has contributed significantly to Quanta’s success since its inception, and his familiarity with the Company and the industries Quanta serves brings valuable and unique knowledge to the Board. Mr. Foster also brings to the Board his significant experience as chief executive officer and director of other public companies, as well as his extensive tax, accounting, merger and acquisitions, financial, legal and corporate governance expertise, all of which are integral to the successful execution of Quanta’s business strategy.

Committee Memberships

•  Audit

•  Investment (Chairman)

QUANTA BOARD OF DIRECTORS

BERNARD FRIED

Director Since: 2004

Age: 67

Key Skills and Attributes

•  Industry Experience

•  Risk Oversight and Management

•  Operations / Strategic Planning

•  Senior Leadership

•  Finance / Accounting / Capital Allocation

•  Cybersecurity / Information Security

Experience

Mr. Fried has been a member of the Board since March 2004. He has served as Principal of BF Consulting, a provider of management consulting services, since September 2011, and previously served as Chief Executive Officer and as a director of Plastikon Industries, Inc., a plastics manufacturing company, from April 2016 to September 2017. Mr. Fried also previously served as the Executive Chairman of OpTerra Energy Group, an energy conservation measures services provider, from June 2012 to February 2016, and as the Executive Chairman of Energy Solutions International, a software provider to the pipeline industry, from March 2011 to May 2015. Mr. Fried also served as Chief Executive Officer and President of Siterra Corporation, a software services provider, from May 2005 to March 2011, as Chief Executive Officer and President of Citadon, Inc., a software services provider, from 2001 until November 2003, and as Chief Financial Officer and Managing Director of Bechtel Enterprises, Inc. from 1997 until 2000. Mr. Fried holds a Bachelor of Engineering degree and a Master of Business Administration degree.

Qualifications

Mr. Fried brings to the Board his executive management experience, including at companies within Quanta’s industries, and his prior service on company boards, including experience with companies involved in domestic and international large-project construction management and within the energy industry. Mr. Fried also brings extensive executive-level and consulting experience working with technology-based companies, as well as valuable knowledge with respect to operations, risk oversight, information technology systems, human resources, finance and international business.

Committee Memberships

•  Audit

•  Compensation

5

QUANTA BOARD OF DIRECTORS

WORTHING F. JACKMAN

Director Since: 2005

Age: 59

Key Skills and Attributes

•  Industry Experience

•  Risk Oversight and Management

•  Operations / Strategic Planning

•  Senior Leadership

•  Finance / Accounting / Capital Allocation

•  Human Capital Management / Safety Leadership

•  Environmental / Social / Governance

Other Public Company Board Service

•  Waste Connections, Inc.
(2019-2023)

Experience

Mr. Jackman has been a member of the Board since May 2005. He served as Chief Executive Officer and a director of Waste Connections, Inc., an integrated solid waste services company, from July 2019 until April 2023 and as President of Waste Connections, Inc. from July 2018 until April 2023. He previously served as its Executive Vice President and Chief Financial Officer from September 2004 until July 2018 and as Vice President – Finance and Investor Relations from April 2003 until August 2004. From 1991 until April 2003, Mr. Jackman held various positions with Deutsche Bank Securities, Inc., an investment banking firm, most recently serving as Managing Director, Global Industrial and Environmental Services Group. Mr. Jackman holds a Bachelor of Science degree in Business Administration – Finance and a Master of Business Administration degree.

Qualifications

Mr. Jackman brings to the Board his extensive senior management experience, including as chief executive officer and chief financial officer of a public company. As the former president and chief executive officer of a company that relies on a large workforce to provide quality services to customers, he also provides the Board with valuable insights with respect to development of strategies around human capital management and engagement, as well as other corporate sustainability practices. Mr. Jackman also brings to the Board substantial financial, accounting and acquisition expertise developed throughout his career, including through his investment banking experience, and that are valuable to the Board when evaluating the Company’s business strategy and significant capital allocation decisions.

Committee Memberships

•  Audit (Chairman)

•  Compensation

QUANTA BOARD OF DIRECTORS

HOLLI C. LADHANI

Director Since: 2021

Age: 53

Key Skills and Attributes

•  Industry Experience

•  Risk Oversight and Management

•  Operations / Strategic Planning

•  Senior Leadership

•  Finance / Accounting / Capital Allocation

•  Human Capital Management / Safety Leadership

•  Environmental / Social / Governance

Other Public Company Board Service

•  Marathon Oil Company

•  Noble Energy, Inc.
(2017 – 2020)

•  Atlantic Power Corporation
(2010 – 2018)

•  Rosetta Resources
(2013 – 2015)

Experience

Ms. Ladhani has been a member of the Board since July 2021. She previously served as President, Chief Executive Officer and a director of Select Energy Services, Inc., a publicly traded provider of water management and chemical solutions to the energy industry, from November 2017 until January 2021. Prior to its merger with Select Energy, Ms. Ladhani served as Chairman, President and Chief Executive Officer of Rockwater Energy Solutions, Inc., a provider of water management and chemical solutions to the energy industry, from 2015 until November 2017, as well as in various other positions with Rockwater from its formation in 2011 until 2015, including Executive Vice President – Chemical Technologies and Chief Financial Officer. Prior to that, she served as Executive Vice President and Chief Financial Officer of Dynegy Inc., then a publicly traded independent power producer, from 2005 until 2011, and in various other positions with Dynegy from 2000 to 2005, including Chief Accounting Officer and Treasurer. She also held positions of increasing responsibility at PricewaterhouseCoopers LLP from 1992 to 2000, including Senior Manager. Ms. Ladhani has served as a director of Marathon Oil Corporation, a publicly traded independent exploration and production company, since March 2021, and she also currently serves on the Board of Trustees at Rice University. She previously served as a director of Noble Energy, Inc., a publicly traded independent exploration and production company, from 2017 through the sale of Noble in October 2020, as a director of Atlantic Power Corporation, a publicly traded independent power producer, from 2010 until 2018 and as a director of Rosetta Resources Inc., a publicly traded independent exploration and production company, from 2013 until its sale in 2015. Ms. Ladhani holds a Bachelor of Arts degree in Business Administration and a Master of Business Administration degree.

Qualifications

Ms. Ladhani brings to the Board her extensive executive management experience, including in chief executive officer and chief financial officer roles for companies within the energy industry, as well as extensive experience serving on boards of other public and private companies. Ms. Ladhani has developed a broad range of operational and technical expertise through her senior leadership and board roles, including with respect to financial and accounting matters, risk management oversight, strategic planning and capital allocation, all of which is valuable to the Board in overseeing Quanta’s diverse and dynamic operations and business strategy.

Committee Memberships

•  Audit

•  Investment

7

QUANTA BOARD OF DIRECTORS

JO-ANN DEPASS OLSOVSKY

Director Nominee

Age: 59

Key Skills and Attributes

•  Industry Experience

•  Risk Oversight and Management

•  Operations / Strategic Planning

•  Senior Leadership

•  Human Capital Management / Safety Leadership

•  Cybersecurity / Information Security

Other Public Company Board Service

•  Canadian National Railway Company

Experience

Ms. dePass Olsovsky is a nominee to the Board. Ms. dePass Olsovsky most recently served as the Executive Vice-President and Chief Information Officer at Salesforce.com, Inc., a publicly traded cloud-based software company, from February 2018 to August 2022 where she led the Salesforce, Tableau, Slack, and Mulesoft global technology functions supporting all internal systems, cloud applications, large programs, network connectivity, cyber operations, and M&A systems integrations. Prior to Salesforce, she served in various leadership roles at BNSF Railway, a large North American freight railroad network, from 2006 until 2018, including as Senior Vice-President and Chief Information Officer leading their technology function, including field telecom operations, cyber security, field operations systems including Transportation, Mechanical, Intermodal, Engineering, and Safety systems; corporate systems and applications, operations research, and advanced technologies functions. Ms. dePass Olsovsky also has served as a director for Canadian National Railway Company, a publicly traded freight railway headquartered in Canada serving customers in Canada, the United States and Mexico, since October 2021. Ms. dePass Olsovsky holds a Bachelor of Science degree in Business Management and a Master in Business Administration degree, as well as a master’s degree in Project Management.

Qualifications

Ms. dePass Olsovsky is expected to bring to the Board extensive experience leading large organizations, including both unionized and management team members supporting information technology, advanced technologies, large-scale systems implementation, telecommunications, field operations, and cybersecurity management functions, which she has developed through service as chief information officer of large publicly traded companies in regulated industries. Ms. dePass Olsovsky has also developed experience in risk oversight of critical global network systems and infrastructure, as well as M&A system integration, through her prior roles. We also expect she will bring substantial supply chain and logistics expertise to the Board, acquired through senior leadership and director roles with large telecommunications and railway companies, as well as significant knowledge with respect to risk oversight and strategic planning through serving as an executive officer and director of publicly traded companies.

QUANTA BOARD OF DIRECTORS

R. SCOTT ROWE

Director Since: 2022

Age: 53

Key Skills and Attributes

•  Industry Experience

•  Risk Oversight and Management

•  Operations / Strategic Planning

•  Senior Leadership

•  Finance / Accounting / Capital Allocation

•  Government / Regulatory

•  Human Capital Management / Safety Leadership

•  Environmental / Social / Governance

Other Public Company Board Service

•  Flowserve Corporation

Experience

Mr. Rowe has been a member of the Board since July 2022. Since April 2017, he has served as President, Chief Executive Officer and a director of Flowserve Corporation, a publicly traded developer and manufacturer of precision-engineered flow control systems that support global infrastructure industries, including energy, chemical, power generation and water management, and certain general industrial markets. Mr. Rowe previously served as President of Cameron Group of Schlumberger Ltd., an operating company of Schlumberger Limited, a publicly traded company that provides solutions and technologies to energy customers, from 2016 to 2017. Additionally, prior to Schlumberger’s acquisition of Cameron International Corporation in 2016, he served in various roles of increasing responsibility with Cameron International, including as President and Chief Executive Officer from 2015 to 2016, as President and Chief Operating Officer from 2014 to 2015, as a director from 2014 to 2016 and as a division president from 2008 to 2014. Mr. Rowe also previously served as a captain in the United States Army and holds a Bachelor of Science degree in Engineering Management and a Master of Business Administration degree.

Qualifications

As president, chief executive officer and a director of a large publicly traded company, Mr. Rowe brings significant leadership, operational and financial experience to the Board. Through his responsibility for oversight of a large workforce, he also provides a valuable perspective to the Board with respect to oversight and development of human capital and organizational culture and values. Mr. Rowe also brings significant technical expertise associated with the energy industry to the Board, as well as senior leadership experience at companies that support the energy industry.

Committee Memberships

•  Governance and Nominating

•  Investment

9

QUANTA BOARD OF DIRECTORS

RAÚL J. VALENTÍN

Director Since: 2023

Age: 60

Key Skills and Attributes

•  Industry Experience

•  Risk Oversight and Management

•  Senior Leadership

•  Human Capital Management / Safety Leadership

•  Legal / Compliance

•  Environmental / Social / Governance

Experience

Mr. Valentín has been a member of the Board since June 2023. Since 2021, Mr. Valentín has served as Executive Vice President and Chief Human Resources Officer of ABM Industries Incorporated, a publicly traded provider of facility services, infrastructure solutions, and parking management, including janitorial, engineering, parking, eMobility, infrastructure, electrical, lighting and energy solutions. In this role, Mr. Valentín leads ABM’s global human resources operations for over 100,000 employees, as well as communications and corporate citizenship, including diversity and inclusion, sustainability, and philanthropy. He previously served as ABM’s Senior Vice President of Human Resources. Mr. Valentín also previously served as Senior Vice President of Human Resources for a division of Coty, Inc., a publicly traded company that manufactures, markets and distributes fragrances, cosmetics and other skin and body care products, and in human resources roles of increasing responsibility with Comcast Corporation, a publicly traded provider of entertainment, information and communication products. He has also held human resources leadership roles at Covance Inc., a global biopharmaceutical drug development services company, Frito-Lay North America, a division of PepsiCo, and R.H. Macy & Co., Inc. Mr. Valentín was born in Puerto Rico, is fluent in both English and Spanish and holds a Bachelor of Arts degree in Political Science and Spanish.

Qualifications

Mr. Valentín brings to the Board significant leadership experience and expertise with respect to human capital strategy and talent development, developed throughout career, including through the role of chief human resources officer and head of human resources for large publicly traded companies. He provides valuable insight through his experience managing companies with large, diverse workforce similar to Quanta and human capital strategy, including in connection with acquisitions. Mr. Valentín also brings significant expertise compliance and safety matters to the Board.

Committee Memberships

•  Compensation

•  Governance and Nominating

QUANTA BOARD OF DIRECTORS

MARTHA B. WYRSCH

Director Since: 2019

Age: 66

Key Skills and Attributes

•  Industry Experience

•  Risk Oversight and Management

•  Operations / Strategic Planning

•  Senior Leadership

•  Finance / Accounting / Capital Allocation

•  Government / Regulatory

•  Human Capital Management / Safety Leadership

•  Legal / Compliance

•  Environmental / Social / Governance

Other Public Company Board Service

•  National Grid plc

•  First American Financial Corporation

•  Spectris plc
(2012 to 2021)

•  Noble Energy, Inc.
(2019 to 2020)

Experience

Ms. Wyrsch has been a member of the Board since October 2019. She previously served as Executive Vice President and General Counsel of Sempra Energy, an energy infrastructure and services company with operations in the United States and internationally, from September 2013 until March 2019, where she oversaw legal and compliance matters. She also previously served as President – North America of Vestas American Wind Technology, a wind turbine services company, from 2009 until 2012, where she had direct responsibility for North American sales, construction, services and maintenance. From 2007 until 2008, she served as President and Chief Executive Officer of Spectra Energy Transmission, a natural gas transmission and storage business in the United States and Canada, and from 1999 through 2007, she served in various roles of increasing responsibility with Duke Energy Corporation, including as President and Chief Executive Officer, Gas Transmission from 2005 until 2007. Ms. Wyrsch has served as a director of First American Financial Corporation, a publicly traded financial services company, since 2018 and as a director of National Grid plc, a publicly traded electricity and gas utility company, since September 2021. She also previously served as a director of Spectris plc, a provider of specialty instrumentation and controls that is listed on the London Stock Exchange, from 2012 until 2021 and as a director of Noble Energy, Inc., a publicly traded independent oil and natural gas exploration and production company, from December 2019 through the sale of Noble in October 2020. Ms. Wyrsch holds a Bachelor of Arts degree and a Juris Doctor degree.

Qualifications

Ms. Wyrsch brings to the Board extensive experience as an executive officer of large, publicly traded utility and energy companies and as a public company director. Through these roles, she has substantial experience with respect to oversight of operational, financial and strategic matters and provides a valuable customer-based perspective from the industries Quanta services. With her experience across a wide range of public companies, Ms. Wyrsch also brings to the Board significant technical expertise with respect to legal matters, corporate governance and risk oversight, as well as experience with respect to addressing evolving sustainability and corporate responsibility matters.

Committee Memberships

•  Compensation

•  Governance and Nominating (Chairman)

11

QUANTA BOARD OF DIRECTORS

Mix of Skills, Experience, and Other Attributes of Director Nominees

Our director nominees have an effective mix of backgrounds, knowledge, and skills. The table below provides a summary of certain collective competencies and attributes of the director nominees. The lack of an indicator for a particular item does not mean that the director nominee does not possess that skill or experience, and we look to each director to be knowledgeable in all of these areas. Rather, the indicator represents that the item is a core competency that the director nominee brings to the Board. Our director nominees also have a wide range of additional skills and experience not mentioned, which are further described in their biographies above.

Knowledge, Skills and Experience

Industry Experience

Understanding of, and experience in, the industries or markets Quanta serves as a result of serving as a director or executive officer of a company that operates in such industries or markets

	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Risk Oversight and Management

Experience as a chief executive officer, president or other executive officer of a public or private company with responsibility for, among other things, oversight of risk management processes

	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Operations / Strategic Planning Experience in an executive officer role responsible for the oversight of operations and the development of a business strategy for a public or private company	∎	∎	∎	∎	∎	∎	∎	∎	∎		∎

Senior Leadership

Business and strategic management experience from service in a significant leadership position, such as a chief executive officer, chief financial officer or other senior leadership role

	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Finance / Accounting / Capital Allocation

Experience as a chief financial officer of, or service in a similar financial oversight function for, a public or private company or meets the definition of financial expert within the meaning of U.S. Securities and Exchange Commission (“SEC”) regulations

	∎	∎		∎	∎	∎	∎		∎		∎

Government / Regulatory Service in, or experience interacting with, governmental or regulatory entities	∎	∎	∎						∎		∎

Human Capital Management / Safety Leadership Oversight of human capital management and talent development and training, as well as safety program	∎	∎	∎			∎	∎	∎	∎	∎	∎

Legal / Compliance Experience overseeing the legal department of a public company or practicing law or holds a legal degree				∎						∎	∎

Environmental / Social / Governance Experience with governance principles or corporate responsibility and sustainability initiatives	∎	∎	∎			∎	∎		∎	∎	∎

Other Public Company Board Experience Current or prior service on the board of directors of a public company		∎	∎	∎		∎	∎	∎	∎		∎

Cybersecurity / Information Security Experience with oversight or management of cybersecurity and information security risks					∎			∎

QUANTA BOARD OF DIRECTORS

Demographics and Attributes

Diversity Represents diversity of race, ethnicity and/or gender			∎				∎	∎		∎	∎
Independence Independent within the meaning of SEC regulations, New York Stock Exchange (“NYSE”) corporate governance listing standards and our Corporate Governance Guidelines		∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Age (in years)	54	62	64	67	67	59	53	59	53	60	66	60

Tenure (in years)	8	—	8	26	20	19	3	—	2	1	5	8.4

13

CORPORATE

GOVERNANCE

We are committed to having sound corporate governance practices that maximize stockholder value in a manner consistent with legal requirements and the highest standards of integrity. In that regard, the Board has adopted guidelines that provide a framework for the governance of Quanta, and we continually review these guidelines and regularly monitor developments in the area of corporate governance. Our Corporate Governance Guidelines are posted in the Investors / Governance section of our website at www.quantaservices.com.

Board Leadership Structure

The Board believes that the leadership structure of Quanta’s Board should include either an independent non-executive Chairman of the Board or a Lead Director who satisfies Quanta’s standards for independence. The roles of Chairman of the Board and Chief Executive Officer were separated at Quanta in 2013, and the Board continues to believe that having a non-executive Chairman of the Board is in the best interests of the Company and its stockholders, due in part to the ever-increasing demands made on boards of directors under federal securities laws, national stock exchange rules and other federal and state regulations. The separation of the positions allows the Chairman of the Board to focus on management of Board matters, as described further below, and allows Quanta’s Chief Executive Officer to focus his attention on managing our business. Additionally, we believe the separation of these roles contributes to the independence of the Board in its oversight role and in assessing the performance of our Chief Executive Officer and management generally. In connection with the Board’s ordinary course board succession planning process, Mr. McClanahan, who has served as non-executive Chairman of the Board since May 2017, is not standing for re-election to the Board at the Annual Meeting. Following the Annual Meeting, the Board intends to retain its current independent non-executive chairman leadership structure and appoint a new non-executive, independent Chairman of the Board to replace Mr. McClanahan.

The Board reviews its leadership structure from time to time to assess whether it continues to serve the best interests of Quanta and its stockholders. In the future, the Board may determine, based on changing circumstances or characteristics of the Board or the Company or otherwise, that a director who is not independent is best situated to serve as Executive Chairman of the Board. Factors that may impact that determination may include, but are not limited to, whether such Executive Chairman possesses the detailed and in-depth knowledge of the issues, opportunities and challenges facing Quanta and its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. Such a determination could be impacted by, among other things, the future composition of the Board, including the length of tenure of the independent directors, or any succession plans for the Company’s Chief Executive Officer. In the event such a determination is made, the Board believes there are effective counter-balancing measures to ensure that Quanta maintains high standards of corporate governance and proper independent oversight, including the requirement under our Corporate Governance Guidelines to appoint a Lead Director, as described further below.

If, in the future, the Board elects to have a unified leadership structure and appoints an Executive Chairman of the Board, we would publicly disclose such a change in a timely manner through a press release and/or a Current Report on Form 8-K. Pursuant to our Corporate Governance Guidelines, such determination would ultimately be made by the Board, and we generally would not expect to seek prior input from our stockholders regarding any specific decision-making process with respect to Board leadership. However, we have engaged in discussions with stockholders regarding board leadership structure in the past, including in connection with our annual stockholder engagement program described in Engagement and Communications with the Board below. We value those discussions, as well as any additional feedback we receive on this issue in the future, and would expect to consider stockholder perspectives in connection with any future decisions on board leadership structure, including a decision to appoint an Executive Chairman of the Board instead of an independent non-executive Chairman of the Board.

CORPORATE GOVERNANCE

Chairman of the Board

Quanta’s Corporate Governance Guidelines provide that the Board will appoint a Chairman of the Board, who may but need not be an employee of Quanta. The Chairman of the Board generally presides over all regular sessions of the Board and Quanta’s annual meetings of stockholders. With input from the CEO (if the Chairman is an independent director), or in consultation with the Lead Director (if the Chairman is not an independent director), the Chairman sets the agenda for Board meetings, subject to the right of each Board member to suggest the inclusion of items on any agenda. The Chairman of the Board may vote at any meeting of the Board on any matter called to a vote, subject to the legal, fiduciary and governance requirements applicable to all members of the Board. The Chairman of the Board is not a member of the standing committees of the Board, but attends and participates in meetings of the Board committees, and provides input on the overall design and operation of the Board, including in connection with the evaluation process described in Board and Committee Evaluations below.

If the Chairman of the Board is an independent director, the duties and responsibilities of the Chairman of the Board generally include the following:

•	working with the Chief Executive Officer to ensure directors receive timely, accurate and complete information to enable sound decision making, effective monitoring and advice;

•	encouraging active engagement of all directors;

•	directing discussions toward a consensus view and summarizing discussions for a complete understanding of what has been agreed;

•	encouraging the Board’s involvement in strategic planning and monitoring the Chief Executive Officer’s implementation;

•	coordinating, monitoring and maintaining a record of all meetings of independent directors and discussing Board executive session results with the Chief Executive Officer;

•	promoting effective relationships and open communication between the independent directors and the management team;

•	coordinating, together with the Compensation Committee, the formal evaluation of the Chief Executive Officer on an annual basis;

•	coordinating, together with the Governance and Nominating Committee, the succession plans for the Chief Executive Officer;

•

identifying matters specifically reserved for the decision of the Board and ensuring that the Board sets appropriate levels of authority for management, including with respect to consideration of matters pertaining to the Board’s oversight role of business strategy and risks;

•	coordinating, together with the Governance and Nominating Committee, a process for the annual evaluation of the Board, its members and its committees; and

•	reviewing management’s investor relations strategy and participating, where appropriate, in its implementation.

The Chairman of the Board also participates and represents the Board in certain communications and engagements with stockholders and other stakeholders, including in connection with the Company’s annual engagement process described in Engagement and Communications with the Board below. Additional duties and responsibilities of the Chairman of the Board may be established from time to time by the Board and the Governance and Nominating Committee of the Board.

Lead Director

In the event the Chairman of the Board is not an independent director, our Corporate Governance Guidelines provide that a Lead Director will be elected exclusively by the independent directors. The Lead Director must be an independent director and will assist the Chairman of the Board and the remainder of the Board in assuring effective corporate governance in managing the affairs of the Board. The Lead Director is responsible for ensuring that the quality, quantity and timeliness of the flow of information between management and the Board enables the Board to fulfill its functions and fiduciary duties in an efficient and effective manner. In addition, the Lead Director will coordinate the activities of the other independent directors, preside over the Board when the Chairman of the Board is not present, consult with the Chairman of the Board as to agenda items for Board and committee meetings, and perform such other duties and responsibilities as the Board deems appropriate.

15

CORPORATE GOVERNANCE

The Board’s Role in Strategy

The Board recognizes the importance of ensuring that the Company’s overall business strategy is designed to create long-term, sustainable value for stockholders and benefit all of Quanta’s stakeholders. While the formulation and implementation of Quanta’s strategy is primarily the responsibility of management, the Board plays an active oversight role, carried out primarily through regular reviews and discussions with management, including both broad-based presentations and more in-depth analyses and discussions of specific areas of focus and evolving business, industry, societal, operating and economic conditions. Directors have full and free access to Quanta’s management and Company information, and, as necessary and appropriate, directors may consult with independent legal, financial, accounting and other advisors.

Periodically, the Board undertakes a robust qualitative and quantitative review of management’s five-year strategic plan, which includes both financial and operational performance goals and the strategic initiatives designed to support those goals. In connection with management’s current five-year strategic plan, the Board and management discuss, among other things, key strategic initiatives, including those set forth below.

•

The Company’s commitment to its workforce, including with respect to safety, training, and operational excellence of its craft skilled labor and the attraction, development and retention of exceptional employees in a diverse and inclusive environment.

•	The continued growth of the Company’s base business operations and continuing to differentiate the solutions the Company provides to its customers.

•	The Company’s expectations and strategies with respect to margin performance and, if necessary, improvement in each operating segment.

•	The Company’s growth opportunities with existing and potential customers and in existing and adjacent markets where craft skilled labor is critical to providing cost-certain solutions.

•	The Company’s capital allocation initiatives and considerations, including expected investment and acquisition activity, as well as planned strategic operating initiatives for each operating segment.

•	The Company’s commitment to maintaining its entrepreneurial culture through its decentralized management structure while also ensuring appropriate corporate oversight.

The Board also annually reexamines the strategic plan, reviewing management’s progress on its strategic initiatives and revised financial projections based on, among other things, prior period financial results and recent acquisition activity. The Board and management discuss and consider market and industry trends and opportunities, the Company’s competitive positioning, recent regulatory and legal changes, and emerging technologies and challenges in the industries Quanta serves. Furthermore, on an ongoing basis, the Board evaluates specific business decisions in light of the strategic plan, including proposed acquisitions or investments and capital allocation decisions. The Board’s oversight of risk management (as described below) also enhances the directors’ understanding of the risks associated with the Company’s strategy and the Board’s ability to provide guidance to and oversight of management in executing the strategic plan.

The Board’s Role in Risk Oversight

The Board oversees an enterprise-wide approach to risk management, designed to support the achievement of long-term organizational objectives and enhance stockholder value. The Company’s enterprise risk management assessment, managed by Quanta’s Chief Executive Officer, General Counsel and Chief Financial Officer, as well as Quanta’s Chief Compliance Officer (who reports to the General Counsel), provides visibility to the Board about the identification, assessment, monitoring and management of critical risks and management’s risk mitigation strategies. During this ongoing process, risks are assessed throughout the Company’s business, including operational, industry, financial and reputational risks, legal and regulatory risks and data and systems security risks. A component of the Board’s oversight function is not only understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for Quanta. The involvement of the full Board in setting Quanta’s business strategy, both short-term and long-term, is a key part of its understanding of Quanta’s risks and how those risks may evolve in response to changes in strategy or business environment, and what constitutes an appropriate level of risk for Quanta.

While formal reporting associated with the Company’s enterprise-wide risk management assessment is produced for the Board on an annual cycle, the Board continually evaluates and considers risks that are impacting, or could potentially impact, the Company throughout the entire year, including through dialogue with management at Board and committee meetings. Additional discussions

CORPORATE GOVERNANCE

and evaluations of risks can arise in connection with, among other things, development and/or review of the Company’s business strategy, evaluation of the Company’s performance or operations, evaluation of a potential strategic acquisition or project opportunity and overall trends that could accelerate or increase the impact of a potential risk. Additionally, to the extent the Board, a committee or management deems it necessary or appropriate, outside advisors and subject matter experts may be consulted when considering the development or potential impact of certain risks or in anticipation of future threats or trends with respect to certain risks.

As set forth below, the Board and the committees of the Board have oversight responsibility for risk management in certain areas. The full Board, in addition to its ultimate oversight responsibility for the risk management process, retains oversight responsibility for certain risks. In making a determination as to whether to retain direct oversight of a risk or assign oversight to a committee, the Board considers various factors, including, among other things, the importance of the risk to the Company’s overall strategy and operations, the timeframe over which a risk may materialize (i.e., short-term, medium-term or long-term), the potential impact of a risk and how a risk aligns with the subject matter assigned to a committee.

•

Board. The full Board focuses on oversight of the Company’s human capital management, which is a key strategic risk of the Company. Specifically, the Board, among other things, reviews and evaluates risks related to key personnel and human capital management, including development and review of the Company’s CEO succession plan and succession planning and talent development for other key management positions, as well as development of management’s enterprise-wide talent development initiatives that are designed to maintain a workforce that meets the Company’s future needs. The Board also conducts a quarterly review (with additional updates as necessary) of Company safety performance and key employee safety matters. The Board also reviews and evaluates certain key strategic risks, such as, among other things, customer business model developments, technological changes, structural or organizational risks, certain uninsurable risks, and risks pertaining to capital allocation decisions. Additionally, as part its focus on key strategic risks, the Board considers the significant opportunities and challenges arising from the physical risks associated with changes in climate, as well as technological advances, market developments and additional regulatory and compliance costs that arise in response to climate change. The Board also concentrates on risks related to information technology security programs, including cybersecurity, and senior management reports regularly to the Board on significant information security matters.

•

Audit Committee. The Audit Committee focuses on risks relating to the Company’s financial reporting and accounting policies and the Company’s independent registered public accounting firm, internal controls and internal audit function, as well as the Company’s compliance with legal and regulatory requirements.

•

Compensation Committee. The Compensation Committee focuses on risks relating to Quanta’s compensation policies and programs to determine whether they encourage excessive risk-taking and whether they are aligned with Quanta’s risk management profile. The Compensation Committee also evaluates compensation policies and practices and strives to create incentives that are designed to mitigate such risks. Additionally, the Compensation Committee oversees and administers any policy adopted by the Company pertaining to the reimbursement, forfeiture or recovery of incentive based or other compensation for current or former executive officers of the Company.

•	Investment Committee. The Investment Committee focuses on risks associated with prospective acquisitions, dispositions, investments and certain significant capital expenditures.

•

Governance and Nominating Committee. The Governance and Nominating Committee focuses on risks relating to Quanta’s corporate governance and Board membership and structure, including alignment of Board composition and director skills, experience and attributes with Company strategy and risks facing the Company. The Governance and Nominating Committee also focuses on management succession planning matters, as well as corporate responsibility and sustainability matters, including environmental issues, social issues and practices and policies relating to the support of business, charitable, educational and industry/trade organizations and with respect to political activity. Additionally, the Governance and Nominating Committee periodically reviews Quanta’s risk management processes, reporting its findings to the Board.

Review and discussion of the results of the Company’s annual risk management assessment with the Board, as well as further dialogue between management and the Board and committees throughout the remainder of the year, helps inform and shape the Company’s risk-related disclosures included in its periodic reports filed with the SEC and other public disclosures. For additional information regarding the risks facing the Company, review the risk factors included in Item 1A. of Part I of Quanta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The risks described therein are not the only risks facing the Company, and additional risks and uncertainties not currently known, or that may currently be deemed to be immaterial based on the information known to the Company, may materially adversely affect the Company’s business, financial condition or results of operations in future periods.

17

CORPORATE GOVERNANCE

Board Independence

The Board has determined that each of our current directors, other than our Chief Executive Officer, Mr. Austin, has no material relationship with Quanta (either directly or as a partner, stockholder or officer of an organization that has a relationship with Quanta) and is “independent” within the meaning of the NYSE corporate governance listing standards. The Board has made these determinations based in part on its finding that these independent directors meet the categorical standards for director independence set forth in our Corporate Governance Guidelines and in the NYSE corporate governance listing standards. When evaluating the independence of Mr. Jackman, the Board considered Quanta’s employment of his son, who is employed at a non-management level and received less than $120,000 in aggregate compensation during 2023. When evaluating the independence of Ms. Wyrsch, the Board considered her service as a director of National Grid plc, a customer of Quanta. When evaluating the independence of Ms. Ladhani, the Board considered her service as a director of Marathon Oil Company, a customer of Quanta. When evaluating the independence of Mr. Baxter, the Board considered his prior employment as an executive officer of Ameren Corporation, a customer of Quanta, as more fully described in Certain Transactions – Related Party Transactions. The Board determined that these relationships were not material and that the positions held by these individuals and the amounts involved did not prevent a finding of independence under the NYSE standards or our Corporate Governance Guidelines. With each current director other than Mr. Austin deemed independent, the Board exceeds the NYSE requirement that a majority of directors be independent.

Our Corporate Governance Guidelines, which include our categorical standards for director independence, are posted in the Investors / Governance section of our website at www.quantaservices.com.

Executive Sessions of Non-Management Directors

In accordance with the NYSE corporate governance listing standards, our non-management directors, each of whom is “independent” within the meaning of NYSE corporate governance listing standards and our Corporate Governance Guidelines, meet in executive session without management at each regularly scheduled Board meeting. The executive sessions are presided over by the Chairman of the Board or, if the Chairman of the Board is not independent, by the Lead Director, or in the absence of an independent Chairman of the Board or Lead Director, by an independent director selected by the executive session participants.

Director Meetings

During the year ended December 31, 2023, the Board held four meetings. Each director attended every meeting of the Board and at least 75% of the meetings of the committees of the Board on which they served. We encourage, but do not require, the members of the Board to attend the annual meeting of stockholders. Last year, all directors attended the annual meeting of stockholders.

CORPORATE GOVERNANCE

Committees of the Board

The Board has four standing committees: the Audit Committee, the Compensation Committee, the Governance and Nominating Committee, and the Investment Committee. The Board has examined the composition of each standing committee and has determined that each member of these committees is “independent” within the meaning of SEC regulations, NYSE corporate governance listing standards and our Corporate Governance Guidelines. Each standing committee operates under a formal charter adopted by the Board that governs its responsibilities, all of which are posted in the Investors / Governance section of our website at www.quantaservices.com. The current membership and the number of meetings held during the last fiscal year and the primary responsibilities of each committee are set forth below:

Audit Committee

Chairman of the Committee Worthing F. Jackman(I)(F) Committee Members Vincent D. Foster(I)(F) Bernard Fried(I)(F) Holli C. Ladhani(I)(F) Meetings During 2023: 8

•  Appointing, compensating and overseeing the independent registered public accounting firm, considering, among other things, the accounting firm’s qualifications, independence and performance

•  Reviewing and approving audit and non-audit services performed by the accounting firm and determining whether the performance of such services is compatible with the accounting firm’s independence

•  Reviewing and approving the scope and procedures of the accounting firm’s annual audit, and reviewing the final audit, including any comments, recommendations or problems encountered

•  Reviewing and discussing with the accounting firm, among other things, critical accounting policies and practices and any alternative treatments of financial information within generally accepted accounting principles in the United States (“GAAP”)

•  Conducting an annual review of the accounting firm’s internal quality control measures and all relationships between the accounting firm and Quanta, as well as the lead partner of the accounting firm and partner rotation requirements under applicable rules and regulations

•  Reviewing management’s report on internal control over financial reporting and the accounting firm’s attestation of Quanta’s internal control over financial reporting

•  Reviewing any significant deficiencies or material weaknesses in the design or operation of Quanta’s internal control over financial reporting and any fraud involving management or other financial reporting personnel

•  Monitoring the quality and integrity of financial statements and earnings press releases, as well as the financial information and earnings guidance provided therein (including non-GAAP information)

•  Overseeing systems of disclosure controls and procedures

•  Reviewing the performance of Quanta’s internal audit function, including the internal audit director, and the scope and results of the annual internal audit plan

•  Establishing and maintaining procedures for receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters and for the confidential submission of employee reports regarding questionable accounting or auditing matters

•  Considering policies with respect to risk assessment and risk management

•  Overseeing Quanta’s compliance program and regularly reviewing with the Company’s chief compliance officer the implementation and effectiveness of the program, including actual and alleged violations of the company’s code of conduct

•  Reviewing and approving, as appropriate, related party transactions

(I)	Independent within the meaning of SEC regulations, NYSE corporate governance listing standards and our Corporate Governance Guidelines
(F)	Audit Committee Financial Expert within the meaning of SEC regulations, as determined by the Board

19

CORPORATE GOVERNANCE

Compensation Committee

Chairman of the Committee Doyle N. Beneby(I) Committee Members Bernard Fried(I) Worthing F. Jackman(I) Raúl J. Valentín(I) Martha B. Wyrsch(I) Meetings During 2023: 6

•  Reviewing, approving and overseeing the administration of Quanta’s incentive compensation plans, including the issuance of awards pursuant to equity-based incentive plans

•  Evaluating the Chief Executive Officer’s performance annually in light of Quanta’s compensation goals and objectives and determining the Chief Executive Officer’s compensation based on this evaluation

•  Reviewing and approving all compensation of other executive officers of Quanta and reviewing management’s recommendations with respect to compensation of senior leadership personnel, other than executive officers, of Quanta

•  Reviewing and approving executive officer employment agreements and other compensation arrangements

•  Reviewing the relationships between risk management policies and practices and compensation, including whether compensation arrangements encourage excessive risk-taking

•  Considering the results of the most recent stockholder advisory vote on the compensation of Quanta’s NEOs

•  Reviewing, approving and overseeing the administration of any policy adopted by Quanta pertaining to the reimbursement, forfeiture or recovery of incentive-based or other compensation from current and former executive officers

CORPORATE GOVERNANCE

Governance and Nominating Committee

Chairman of the Committee Martha B. Wyrsch(I) Committee Members R. Scott Rowe(I) Margaret B. Shannon(I) Raúl J. Valentín(I) Meetings During 2023: 5

•  Developing, recommending and periodically reviewing corporate governance principles applicable to the Board and Quanta

•  Establishing qualifications for membership on the Board and its committees and evaluating the structure of the Board

•  Making recommendations to the Board regarding persons to be nominated for election or re-election to the Board and appointment of directors to Board committees

•  Evaluating policies regarding the recruitment of directors

•  Making recommendations to the Board regarding persons proposed by the Chief Executive Officer to be elected as executive officers of Quanta

•  Supporting the Board’s Chief Executive Officer succession planning and talent development for succession candidates

•  Periodically reviewing the processes for succession planning and talent development of Quanta’s executive officers and the leadership personnel at Quanta’s key operating companies and subsidiaries

•  Periodically reviewing Quanta’s enterprise risk management processes

•  Periodically reviewing and discussing with management environmental, social and governance matters, and Quanta’s public reporting on corporate responsibility and sustainability

•  Periodically reviewing and discussing with management the Company’s practices and policies relating to the support of business, charitable, educational and industry/trade organizations and with respect to political activity

•  Making recommendations to the Board regarding compensation and benefits for non-employee directors

(I)	Independent within the meaning of SEC regulations, NYSE corporate governance listing standards and our Corporate Governance Guidelines

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Investment Committee

Chairman of the Committee Vincent D. Foster(I) Committee Members Doyle N. Beneby(I) Holly C. Ladhani(I) R. Scott Rowe(I) Margaret B. Shannon(I) Meetings During 2023: 4

•  Considering and approving certain acquisitions, investments and dispositions by Quanta, including the terms, transaction structure, and consideration involved

•  Evaluating certain capital expenditures by Quanta that are outside the capital budget approved by the Board

•  Monitoring ongoing activities in connection with certain investments and acquisitions

•  Tracking certain completed acquisitions and investments

•  Conducting a qualitative and quantitative review of certain historical transactions

•  Assessing policies regarding transactions that hedge certain commodity, interest rate, currency and other business risks

(I)	Independent within the meaning of SEC regulations, NYSE corporate governance listing standards and our Corporate Governance Guidelines

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee served as an employee or officer of Quanta or any of its subsidiaries during 2023, was formerly an officer of Quanta or any of its subsidiaries, or had any relationship with Quanta requiring disclosure herein as a related party transaction. Additionally, no executive officers served on the compensation committee or as a director of another company, one of whose executive officers served on Quanta’s Compensation Committee or as a director of Quanta.

Code of Conduct

The Board has adopted a Code of Conduct that applies to all directors, officers and employees of Quanta and its subsidiaries, including the principal executive officer, principal financial officer and principal accounting officer or controller. The Code of Conduct is posted in the Investors / Governance section of our website at www.quantaservices.com. We intend to post at the above location on our website any amendments or waivers to the Code of Conduct that are required to be disclosed pursuant to Item 5.05 of Form 8-K.

Engagement and Communications with the Board

The Board believes that effective corporate governance includes constructive conversations and the development of long-term relationships with our stockholders. We value such engagement and believe it is important to address any questions or concerns on Company policies and practices. We also review and analyze the voting results and feedback from our annual meetings to identify any topics of interest or concern.

CORPORATE GOVERNANCE

Members of our management have historically engaged in extensive investor outreach on a variety of financial and operational topics, including long-term strategy, capital allocation priorities and industry dynamics. In a given year, we have numerous interactions with stockholders and members of the investment community on these matters and host or participate in various investor conferences and events.

We also conduct an annual stockholder engagement program focused on corporate responsibility and sustainability topics, as well as other governance- and compensation-related topics, including executive compensation, board structure and composition, oversight of strategy and risk, and equity incentive compensation grant practices. Our engagement team includes members of senior management, and when requested, independent directors or subject matter experts, and seeks to identify and address any areas of concern. During the first quarter of 2024, in connection with this program, we contacted stockholders representing approximately half of Quanta’s outstanding common stock as of December 31, 2023. Management and the Board received and reviewed valuable feedback on several topics, including, among other things, those set forth below.

•

Sustainability Matters. Key discussion topics included human capital management (e.g., workforce safety and training); environmental impact and stewardship; governance / oversight structure for sustainability-related matters; and customer expectations of Company sustainability practices.

•

Governance Matters. Key discussion topics included Board tenure and refreshment, Board diversity, Board and committee evaluation processes and Board and management oversight of risk and key sustainability matters.

•	Compensation Matters. Key discussion topics included financial and operational metrics utilized in the Company’s compensation program, including sustainability-related metrics.

We value the feedback received from stockholders, as this feedback helps to inform subsequent discussions and decisions regarding our sustainability and corporate responsibility priorities, as well as our governance and compensation practices. For example, as has been the case in recent years, we expect to continue to utilize input from our stockholder engagements to help progress our sustainability initiatives and enhance the disclosures within Quanta’s Sustainability Report.

Stockholders and other interested parties may communicate with one or more of our directors, including our non-management directors or independent directors as a group, a committee or the full Board by writing to Corporate Secretary at the address for our corporate headquarters, which is currently: Quanta Services, Inc., 2727 North Loop West, Houston, Texas 77008. All communications will be reviewed by the Corporate Secretary and forwarded to one or more of our directors, as appropriate.

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CORPORATE GOVERNANCE

Board and Committee Evaluations

Board and committee evaluations play an important role in ensuring the effective functioning of the Board. Therefore, the Board and each committee conduct annual self-assessments, which are overseen by the Governance and Nominating Committee. The results of these assessments are compiled, without attribution, and made available to the directors for a full Board assessment and to the committee members of each committee for a committee assessment. Additionally, the Chairman of the Board conducts one-on-one discussions with each director to gather feedback on Board and committee operations, practices and performance. Information derived from the evaluation process is also considered by the Governance and Nominating Committee when searching for and evaluating potential future director candidates.

Identifying and Evaluating Nominees for Director

The Governance and Nominating Committee regularly evaluates the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. If any vacancies are anticipated or arise, the Governance and Nominating Committee will consider director candidates suggested by incumbent directors, management, third-party search firms and others. The Governance and Nominating Committee will also consider director nominations by stockholders that are made in compliance with our bylaws. All applications, recommendations or proposed nominations for Board membership received by Quanta will be referred to the Governance and Nominating Committee. The manner in which the qualifications of a nominee are evaluated does not differ if the nominee is recommended by a stockholder.

The Governance and Nominating Committee has the authority to retain, at Quanta’s expense, a third-party search firm to help identify and facilitate the screening and interview process of potential director nominees. Once a potential director nominee is identified or recommended, the committee makes an initial determination as to whether to conduct a full evaluation based on, among other things, the information provided with the recommendation, the committee’s own knowledge of the candidate, supplemental inquiries to the recommending person or others, or a background check. If the committee determines to further pursue the candidate, the candidate is evaluated based on the qualifications described below.

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The Governance and Nominating Committee also considers other relevant factors it deems appropriate, such as the current composition of the Board (including with respect to diversity in experience, background, gender and ethnicity and alignment of skills and experience with the Company’s strategic plan and risks facing the Company), the balance of management and independent directors, the need for a certain Board committee expertise, and the candidate’s activities unrelated to Quanta (including service as a director on the boards of other public companies). After this evaluation, the committee determines whether to interview the candidate and may ask the candidate to meet with members of Quanta’s management or other Board members. After completing its evaluation, if the committee believes the candidate would be a valuable addition to the Board, it will recommend to the Board the candidate’s nomination for appointment or election as a director.

The Board values diversity in its broadest sense. With that goal in mind, and pursuant to our Corporate Governance Guidelines, the Board endeavors to have a group of directors representing:

•

diverse experiences at policy-making levels of organizations that are relevant to Quanta’s activities and operations, which may come from business, government, education, technology and non-profit organizations;

•	diversity of tenure, which ensures a proper balance between Board refreshment and director continuity; and

•	diverse backgrounds and attributes including with respect to gender, ethnicity and geography.

The Board has further committed to identifying and appointing a group of diverse directors by adopting a formal policy within our Corporate Governance Guidelines, which requires that the initial pool of qualified candidates identified in connection with a new independent director search must include women and ethnically diverse candidates.

In alignment with these principles, the Board has taken deliberate steps to identify and appoint qualified, diverse candidates meeting the above characteristics, including in connection with its completed director candidate searches over the last several years. As a result of these efforts, five of the eleven director nominees for the Annual Meeting have diverse attributes, and the Board remains committed to continue to identify and consider diverse director candidates in future director searches.

Director Qualifications

Our Corporate Governance Guidelines contain Board membership qualifications that the Governance and Nominating Committee considers in selecting nominees for the Board. The guidelines state that members of the Board should possess the highest standards of personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders, and must have an inquisitive and objective perspective, practical wisdom, mature judgment, the willingness to speak their mind and the ability to challenge and stimulate management in a constructive manner. The guidelines also provide that Board members should have experience in areas that are relevant to Quanta’s business and demonstrated leadership skills in the organizations with which they are or have been affiliated.

The Board also considers current director skills, experience and attributes when considering additional nominees for the Board, including additional or complementary skills, expertise or knowledge that may be necessary to support the current and anticipated needs of the Company and management.

The Board wants its members to represent a broad range of viewpoints and backgrounds, and our Corporate Governance Guidelines expressly mention seeking candidates who would add gender and ethnic diversity to the Board. Members of the Board must also be willing to devote sufficient time to carrying out their duties and responsibilities effectively and should be committed to serve for an extended period of time. As such, a Board member should not serve on more than four public company boards, and a Board member that is a chief executive officer (or equivalent position) with another public company should not serve on more than three public company boards. Board members will not be nominated for election to the Board if the election would occur after their 75th birthday; however, the full Board may make exceptions in special circumstances.

Director Compensation

The Governance and Nominating Committee has the responsibility of recommending to the Board compensation and benefits for non-employee directors. The committee is guided by certain director compensation principles set forth in our Corporate Governance Guidelines:

•	compensation should fairly pay directors for work required;

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CORPORATE GOVERNANCE

•	compensation should be appropriate and competitive to ensure Quanta’s ability to attract and retain highly qualified directors;

•	compensation should align directors’ interests with the long-term interests of stockholders; and

•	the structure of the compensation should be simple, transparent and easy for stockholders to understand.

The Governance and Nominating Committee and the Board aim to set director compensation levels at or near the market median relative to directors at companies of comparable size, industry, and scope of operations in order to ensure directors are paid competitively for their time commitment and responsibilities. A market competitive compensation package is important because it enables us to attract and retain highly qualified directors who are critical to our long-term success. Additional director compensation practices have been adopted to align with market best practices and ensure director interests are closely aligned with the interests of our stockholders as set forth below.

•	Annual Limit on Total Compensation. We adopted a meaningful annual limit on non-employee director compensation, as described further in Annual Limit on Non-Employee Director Compensation.

•

Stock Ownership Guidelines. We maintain meaningful stock ownership guidelines that align our directors’ long-term interests with those of our stockholders, as described further in Stock Ownership Guidelines for Non-Employee Directors.

•

Anti-Hedging / Pledging Policy. We maintain a policy that prohibits directors from hedging the economic risk of ownership of Quanta common stock or pledging Quanta securities as collateral for a loan absent pre-clearance and demonstration of financial capacity to repay without resorting to the pledged securities.

•

Appropriate Compensation Mix. The majority of director compensation is equity-based. Cash retainers, including incremental Board and committee leadership retainers, are intended to provide fixed compensation for time spent, while the equity-based compensation component recognizes director responsibility for strategic oversight and stockholder value.

•

Annual Review. Our Governance and Nominating Committee re-assesses our non-employee director compensation annually and intends to continue to engage an independent compensation consultant to perform a comprehensive market analysis of our director compensation program and practices.

•	No Additional Compensation for Employee Directors. Directors who also serve as employees of Quanta receive no additional compensation for director service.

Director Compensation

Effective May 23, 2023, the Board increased the annual cash retainer for non-employee directors from $100,000 to $105,000, the annual cash retainer supplement for a non-employee director’s committee chairmanship from $20,000 to $25,000 (for the Audit Committee) and from $15,000 to $20,000 (for all other committees) and the dollar value of the annual RSU award for non-employee directors from $160,000 to $165,000. Accordingly, at every annual meeting of stockholders at which a non-employee director is elected or re-elected, each such director receives (i) an annual award of RSUs having a value of $165,000 and (ii) the applicable annual cash retainer(s) set forth in the table below.

	Annual Membership Cash Retainer	Annual Cash Retainer Supplement For Committee Chairmanship
Board of Directors	$105,000	–
Audit Committee	$15,000	$25,000
Compensation Committee	$10,000	$20,000
Governance and Nominating Committee	$10,000	$20,000
Investment Committee	$10,000	$20,000

Upon initial appointment to the Board other than at an annual meeting of stockholders, a non-employee director receives (for the period from the appointment through the end of the current director service year) a pro-rata portion of the annual equity award and applicable annual cash amounts. Our non-employee Chairman of the Board receives additional annual compensation in the amount of $200,000, of which 50% is payable in cash and 50% is payable in RSUs. Upon the initial appointment of a non-employee Chairman of the Board, other than immediately following the annual meeting of stockholders, such director receives (for the period from the appointment through the end of the current director service year) a pro rata portion of the additional annual compensation.

Unless the non-employee director’s Board service is terminated earlier, RSUs generally vest in full upon conclusion of the director service year. Subject to the terms of applicable award agreements, unvested RSUs held by (i) any non-employee director who is not nominated for or elected to a new term, including for example, due to a reduction in the size of the Board, age precluding a re-nomination, the identification of a new nominee, or the desire to retire at the end of a term, or (ii) any non-employee director who

CORPORATE GOVERNANCE

resigns at Quanta’s convenience, including any resignation resulting from the non-employee director’s failure to receive a majority of the votes cast in an election for directors as required by Quanta’s bylaws, vest in full on the earlier of (a) the conclusion of the director service year, or (b) the date of such non-employee director’s termination of service. RSUs are generally settled in shares of Quanta common stock, provided that a non-employee director may elect to settle up to 50% of any award in cash if he or she is in compliance with Quanta’s stock ownership guidelines as of the date of settlement and is expected to remain in compliance immediately following settlement.

Generally, meeting fees are not paid to our non-employee directors. However, in order to compensate for the time required to accommodate extraordinary meeting activity, each non-employee director receives a fee for attendance at the tenth and any subsequent Board meeting or the tenth and any subsequent committee meeting, in each case during a single director service year, as follows: $2,000 for attendance at an in-person board meeting; $1,000 for participation at a telephonic board meeting; $1,000 for attendance at an in-person committee meeting; and $500 for participation at a telephonic committee meeting.

Directors are also reimbursed for reasonable out-of-pocket expenses incurred to attend meetings of the Board or the committees thereof, and for other expenses reasonably incurred in their capacity as directors of Quanta. Directors who are also employees of Quanta or any of its subsidiaries do not receive additional compensation for serving as directors. Currently, ten non-employee director nominees are standing for election at the annual meeting. As an executive officer of Quanta, Mr. Austin received no compensation for his service as a director of Quanta.

Annual Limit on Non-Employee Director Compensation

The Quanta Services, Inc. 2019 Omnibus Equity Incentive Plan (as amended, the “2019 Omnibus Plan”) contains an annual limit on non-employee director compensation, inclusive of all cash compensation and any awards under the 2019 Omnibus Plan that may be made to a non-employee director for service during any calendar year. The annual limit is $500,000 per year, provided that a newly elected director may receive up to $750,000 for his or her initial calendar year of service on the Board and a director serving as Chairman of the Board or Lead Director may receive up to $750,000 for service during any calendar year.

Deferred Compensation Plan for Non-Employee Directors

Non-employee directors are eligible to participate in a deferred compensation plan maintained by Quanta. No later than December 31 of each year, each non-employee director may voluntarily elect to defer all or a portion (in 5% increments) of his or her annual cash retainers, including but not limited to, compensation for board membership, committee membership and board/committee leadership, and RSUs to be earned with respect to services performed in the following year. Deferral elections are irrevocable and if no deferral election is made, no compensation is deferred. Deferred cash amounts are allocated to a separate recordkeeping account maintained for the non-employee director that reflects the amounts deferred and any earnings (positive or negative). The account is credited with returns according to the performance of certain deemed investment choices selected by the non-employee director from time to time. However, Quanta has no obligation to provide any deemed investment choice other than a default investment option selected by the Compensation Committee. The interest rate earned on the deferred cash amounts is not above-market or preferential. Deferred RSUs are recorded in an account maintained for the non-employee director that reflects the number of shares deferred. Quanta also makes a cash payment of dividend equivalents on the shares deferred at the same time and at the same rate as dividends are paid on Quanta common stock. In general, deferred compensation is distributed to the non-employee director (or his or her beneficiary) upon the director leaving the Board or at a date elected in advance by the director. Additionally, deferred amounts can be distributed upon certain unforeseen emergencies suffered by the non-employee director or upon a change in control of Quanta.

Stock Ownership Guidelines for Non-Employee Directors

Non-employee directors are required to hold stock with a value equivalent to five times the annual cash retainer for Board membership (excluding the annual cash retainer for committee membership or any supplement for serving as a committee chairman or as Chairman of the Board). Non-employee directors have five years from the fiscal year-end following initial election to the Board to accumulate the stock ownership prescribed by the guidelines. As of December 31, 2023, all non-employee directors were in compliance with the requirements of the stock ownership guidelines. Specifically, Messrs. Beneby, Foster, Fried and Jackman and Ms. Wyrsch exceeded the prescribed ownership level, and Ms. Ladhani (appointed in July 2021), Mr. Rowe (appointed in July 2022), and Mr. Valentín (appointed in June 2023), were making ratable progress toward the prescribed ownership level within their accumulation periods.

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2023 Director Compensation Table

The following table sets forth the compensation for each non-employee director during the 2023 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)
Doyle N. Beneby	145,000	161,778	—	306,778
Vincent D. Foster	150,000	161,778	—	311,778
Bernard Fried	130,000	161,778	—	291,778
Worthing F. Jackman	155,000	161,778	—	316,778
Holli C. Ladhani	130,000	161,778	—	291,778
David M. McClanahan	205,000	259,912	—	464,912
R. Scott Rowe	125,000	161,778	—	286,778
Margaret B. Shannon	125,000	161,778	—	286,778

Raúl J. Valentín(2)	112,801	160,219	—	273,020

Martha B. Wyrsch	145,000	161,778	—	306,778

(1)	The amounts shown reflect the aggregate grant date fair value (based on the closing price of Quanta common stock on the date of grant) of RSUs granted during the fiscal year ended December 31, 2023 calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, as further described in Note 2 to the Company’s audited consolidated financial statements in its 2023 Annual Report on Form 10-K. The value ultimately realized by the directors upon the actual vesting of the awards may or may not be equal to this determined value. The average of the closing prices of Quanta common stock for the twenty consecutive trading days immediately preceding the date of grant was used to determine the number of RSUs granted. As of December 31, 2023, Mr. McClanahan held unvested awards covering 1,560 shares, Mr. Valentín held unvested awards covering 841 shares and each of the remaining non-employee directors held unvested awards covering 971 shares.
(2)	Mr. Valentín was elected to the Board in June 2023 and appointed to the Compensation and Governance and Nominating Committees in August 2023. Mr. Valentín received a pro-rata portion of the applicable cash retainers for his service on the Board, Governance and Nominating and Investment Committees for the period from his election and appointments, as applicable, through the end of the 2023-2024 director service year.

EXECUTIVE

OFFICERS

The current executive officers of Quanta are as follows:

Name	Age	Current Position(s) with Quanta
Earl C. (Duke) Austin, Jr.	54	President, Chief Executive Officer and Director
Jayshree S. Desai	52	Chief Financial Officer
J. Redgie Probst	47	Chief Operating Officer
Gerald A. (BJ) Ducey, Jr.	48	President – Strategic Operations
Derrick A. Jensen	53	Executive Vice President – Business Administration
Donald C. Wayne	57	Executive Vice President and General Counsel
Paul M. Nobel	56	Senior Vice President and Chief Accounting Officer
Dorothy C. Upperman	61	Vice President – Tax

Earl C. (Duke) Austin, Jr. For a description of the business background of Mr. Austin, see Quanta Board of Directors – Director Nominees above.

Jayshree S. Desai has served as our Chief Financial Officer since July 2022. She previously served as our Chief Corporate Development Officer from January 2020 to July 2022. She also previously served as President and a director of ConnectGen LLC, a renewal energy company focused on utility-scale renewable energy and storage development, from July 2018 through December 2019, where she had primary responsibility for organizational management, business strategy and capital allocation. Ms. Desai also previously served as Chief Operating Officer of Clean Line Energy Partners LLC, an electric transmission development company, from January 2010 through July 2018, where she had primary responsibility for, among other things, strategic planning, finance and capital management and human resources. She also previously served as Chief Financial Officer of Horizon Wind Energy (now EDP Renewables North America), a renewable energy company, from 2002 through 2010, where she had primary responsibility for finance, accounting, tax, treasury and information technology operations. In addition, Ms. Desai has served as a director of TPI Composites, Inc., a publicly traded independent manufacturer of wind turbine components, since October 2017. Ms. Desai holds a Bachelor of Business Administration degree and a Master of Business Administration degree.

J. Redgie Probst has served as our Chief Operating Officer since January 2022. He previously served as our President – Electric Power Division from March 2019 to January 2022, as Senior Vice President – Electric Power from May 2018 to March 2019 and as Regional Vice President – Electric Power from June 2016 until May 2018. He also previously served as President and Chief Executive Officer of Probst Electric Inc. and Summit Line Construction, Inc., electric specialty contracting companies that he founded in 2004 and 2008, respectively, and that were acquired by Quanta in November 2013. His responsibilities in those positions included oversight of business strategy and operations matters. Mr. Probst attended Utah Valley University for its line workers program and is a certified journeyman lineman, master electrician and journeyman substation technician.

Gerald A. (BJ) Ducey, Jr. has served as our President – Strategic Operations since May 2023. Mr. Ducey previously served as our Senior Vice President – Operations from May 2017 to May 2023 and various other management roles within Quanta from January 2012 to May 2017. Prior to joining Quanta, he served as Vice President – Operations and Business Development at Dashiell Corporation, a Quanta operating company from August 2006 to January 2012. Mr. Ducey holds a Bachelor of Science in Mechanical Engineering and a Master of Business Administration.

Derrick A. Jensen has served as our Executive Vice President – Business Administration since July 2022. He previously served as our Chief Financial Officer from May 2012 to July 2022, as our Senior Vice President – Finance, Administration and as Chief Accounting Officer from March 2011 to May 2012, as our Vice President and Chief Accounting Officer from March 1999 to March 2011 and as our Controller from December 1997 until March 2009. Prior to joining Quanta, he served as a manager for the public accounting firm of Arthur Andersen LLP. Mr. Jensen holds a Bachelor of Business Administration degree in Accounting and became a Certified Public Accountant in the State of Texas in 1997.

Donald C. Wayne has served as our Executive Vice President and General Counsel since May 2017. He previously served as Senior Vice President, General Counsel and Corporate Secretary of Archrock, Inc., a publicly traded provider of natural gas compression

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EXECUTIVE OFFICERS

and related products and services, from November 2015 through May 2017, and in similar roles for its predecessor companies, Exterran Holdings, Inc. and Universal Compression Holdings, Inc., from August 2006 through November 2015. Mr. Wayne also served, from August 2006 through May 2017, as Senior Vice President and General Counsel of Archrock GP LLC and in similar roles for the other managing general partners of Archrock Partners, L.P. and its predecessor entities, each a publicly traded master limited partnership, and as a director of Archrock GP LLC from November 2015 through May 2017. Mr. Wayne also previously served as Vice President and General Counsel of U.S. Concrete, Inc., a publicly traded provider of ready-mixed concrete and related products and services, from 1999 to 2006. Prior to joining U.S. Concrete, Inc., he served as an attorney with the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P. Mr. Wayne holds a Bachelor of Arts degree, a Master of Business Administration degree and a Juris Doctor degree.

Paul M. Nobel has served as our Senior Vice President and Chief Accounting Officer since May 2023. He previously served as our Vice President and Chief Accounting Officer from May 2021 to May 2023. He also previously served as interim Chief Financial Officer of Lilis Energy, Inc., an exploration and development company operating in Texas and New Mexico, from February 2020 to July 2020, where he had primary responsibility for finance and treasury functions. He also previously served as Senior Vice President and Chief Accounting Officer of Kosmos Energy Ltd., a publicly traded international full-cycle offshore oil and gas exploration and production company, from July 2012 to November 2019, and as Senior Vice President and Chief Accounting Officer of World Fuel Services Corporation, a publicly traded global energy management company serving commercial and industrial customers, from July 2005 to July 2012. In these previous positions, Mr. Nobel had primary responsibility for the accounting and reporting functions, tax, financial planning and analysis and risk management. He also previously served as a senior manager for the public accounting firm of Deloitte & Touche LLP. Mr. Nobel holds a Bachelor of Science degree in Accounting and is a Certified Public Accountant.

Dorothy C. Upperman has served as our Vice President – Tax since October 2014. She previously served in various tax management roles with Wal-Mart Stores, Inc., including Sr. Director, Income Tax from 2008 to October 2014 and Director of Federal Audits & SOX Controls from 2007 to 2008. From 1998 to 2004, Ms. Upperman held various positions with Ernst & Young, LLP, most recently serving as Senior Manager. Ms. Upperman holds a Bachelor of Business Administration degree in Accounting and is a Certified Public Accountant.

COMPENSATION DISCUSSION &

ANALYSIS

Compensation Committee Report

We have reviewed and discussed the following Compensation Discussion and Analysis with management. Based on our review and discussions with management, we have recommended to Quanta’s Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

This report is furnished by the Compensation Committee of the Board of Directors.

Doyle N. Beneby, Chairman

Bernard Fried

Worthing F. Jackman

Raúl J. Valentín

Martha B. Wyrsch

Executive Summary

This Compensation Discussion and Analysis describes Quanta’s executive compensation program for 2023. We use this program to attract, motivate and retain the employees who lead our Company. In particular, this section explains the Compensation Committee’s guiding principles for executive compensation and how the Compensation Committee made its compensation decisions for our NEOs for 2023.

Named Executive Officers

Our NEOs for 2023 include the following five executive officers and one former executive officer:

Name	Position(s) with Quanta as of December 31, 2023
Earl C. (Duke) Austin, Jr.	President and Chief Executive Officer
Jayshree S. Desai	Chief Financial Officer
J. Redgie Probst	Chief Operating Officer
Derrick A. Jensen	Executive Vice President – Business Administration
Gerald A. (BJ) Ducey, Jr.(1)	President – Strategic Operations
Paul C. Gregory(2)	Former Chief Strategy Officer

(1)	Effective as of May 23, 2023, Mr. Ducey was appointed President – Strategic Operations.
(2)

Mr. Gregory retired as Chief Strategy Officer of Quanta and entered into a consulting agreement effective as of April 1, 2023. For additional information, see Executive Officer Transition Matters below.

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COMPENSATION DISCUSSION & ANALYSIS

Key 2023 Performance Highlights

During 2023, Quanta continued to execute and perform at a high level and produced superior financial and operating results despite continued macroeconomic uncertainty and market volatility. Quanta utilized its proven business strategy, which leverages a broad portfolio of services designed to produce resilient and sustainable results, to navigate multiple ongoing challenges on a global and regional level, including supply chain and logistical challenges with respect to materials and equipment, inflationary pressure and volatility with respect to demand and in the capital markets. Quanta remains at the forefront of North America’s transition to a reduced-carbon economy, and the Company’s management and employees remained focused on the execution of key strategic initiatives designed to position the Company for long-term success and deliver value to stakeholders. These initiatives include, among others, continuing to collaborate with customers on their efforts designed to facilitate the energy transition, focusing on delivery of high-quality project execution, and expanding and differentiating the Company’s service offerings.

2023 Company Performance

▲ Revenues	Record annual revenues of $20.88 billion (22% increase as compared to 2022)

▲ Net Income	Record net income attributable to common stock of approximately $744.7 million (51.6% increase as compared to 2022)

▲ Cash Flow	Record net cash provided by operating activities of $1.58 billion (39% increase as compared to 2022)

▲ Remaining Performance Obligations and Backlog	Meaningful increase in remaining performance obligations and record backlog as of year-end 2023 as compared to year-end 2022, positioning the Company well for future performance

▲ Cash Dividend	Increased per share cash dividend amount paid in 2023 by 14% as compared to 2022

Select 2023 Achievements

Facilitate Energy Transition and Customer Climate-Related Initiatives

Continued to strategize alongside our customers as the transition to a reduced-carbon economy in North America accelerates and provides significant long-term opportunities for the continued growth of our business

Continued to execute on significant customer efforts to improve resiliency of energy systems in response to climate-related impacts, including hardening and underground programs in response to recurring severe weather events and wildfires

Selected for the SunZia Transmission and SunZia Wind projects, which together comprise the largest clean energy infrastructure project in United States history – demonstrating the power of our combined high-voltage transmission and renewable generation solutions and the value of our collaborative approach to providing comprehensive energy transition infrastructure solutions

Development and Expansion of Solutions Offerings

Continued development and expansion of certain strategic services, including:

∎   renewable energy infrastructure services

◾   communications services, which grew meaningfully year-over-year

∎   front-end project services designed to expand our relationships with customers and provide greater certainty around cost

◾   emergency response services, which allow us to quickly mobilize significant resources to support customer efforts to restore power and other services

◾   supply chain solutions

Continued Focus on Employee Safety

Remained focused on employee safety as we deploy increased services with increased headcount and manhours

Quanta’s Capacity Model for safety, which targets not only preventing accidents but also building in the capacity to fail safely, continues to advance and be recognized throughout our industries

Commitment to Stakeholders

Demonstrated commitment to stockholder value and confidence in Quanta’s financial strength by increasing the per share amount of our quarterly cash dividend

Continued to increase efforts and resources toward sustainable and responsible business practices and reporting through publication of our expanded suite of consolidated sustainability metrics in the Quanta Services 2022 Corporate Sustainability Report

COMPENSATION DISCUSSION & ANALYSIS

Overview of 2023 Executive Compensation Decisions

Key executive compensation decisions by our Compensation Committee affecting our NEOs’ 2023 compensation included the following.

•

2023 Financial Performance Targets. Based on Quanta’s continued strong performance, the primary financial performance targets established for the 2023 annual and long-term incentive plans generally represent meaningful increases as compared to prior performance targets and/or actual performance.

(1)	For a reconciliation of AIP Adjusted EBITDA to operating income determined in accordance with GAAP see Appendix A to this Proxy Statement

•

Payouts Under the 2023 Annual Incentive Plan. Based on the strong financial and operational performance in 2023 described above, the Company’s overall performance resulted in total payout at 125.8% of target, as described in further detail in Annual Incentive Plan.

Metrics	2023 Performance vs. 2022 Performance	2023 Achievement vs. 2023 Target

Adjusted EBITDA	+16.2%	143.0%

Adjusted EBITDA Margin	(45) bps	0%

Safety Performance Improvement	Continued Year-Over-Year Improvement	200.0%

•

Payouts Under the 3-Year Performance Period Completed in 2023. Quanta’s continued strong performance toward achievement of its strategic initiatives again resulted in improvement in return on invested capital (“ROIC”) and capital efficiency, profitable growth and stock price appreciation for the 3-year performance period ending December 31, 2023. As described in further detail in Executive Compensation Decisions for 2023 – Results for the 3-Year Performance Period Ended December 31, 2023, Quanta’s performance during this period was above target performance for goals that were set with respect to ROIC improvement, average capital efficiency and the driver safety-based metric, was less than target performance for the fleet management goal and resulted in average quarterly relative total stockholder return (“TSR”) between the 50th and 75th percentile of the established peer group. These performance outcomes resulted in an overall achievement of 178.6% with respect to the 3-year performance period ended December 31, 2023 under our 2021 long-term incentive plan.

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COMPENSATION DISCUSSION & ANALYSIS

Metrics	2021 - 2023 Performance vs. 2020 - 2022 Performance	Achievement vs. 2021 - 2023 LTIP Target

ROIC	+57 bps	150%

Avg. Quarterly Relative TSR	=	~ 70th Percentile
Capital Efficiency	+213 bps	200%
Driver Safety	+520 bps	140.0%

Fleet Management	+40 bps	74%

•

2023 Base Salary, Target Award Levels and Performance-Based Mix. In 2023, as described further below the Compensation Committee approved various compensation adjustments based on individual performance and the market data for each executive position. Specifically, three of our continuing NEOs received an adjustment to base salary, one of our continuing NEOs received an adjustment to the target annual incentive opportunity and two of our continuing NEO’s received an adjustment to long-term incentive opportunity. In addition, the Compensation Committee increased Mr. Probst’s performance-based equity relative to his total equity compensation from 60% to 70% based on his role and responsibility level in the Company and to align with Mr. Austin. The other NEOs continue to have a 60% weighting of performance-based relative to their total equity compensation. The remaining equity compensation amounts are awarded in the form of RSUs that vest over a 3-year period subject to continued service.

Say-on-Pay Vote

At Quanta’s 2023 annual meeting of stockholders, over 90% of our stockholders voting on the “say-on-pay” proposal approved the compensation of our NEOs as described in our proxy statement filed in 2023. Accordingly, the Compensation Committee did not implement any changes to our executive compensation program as a result of the advisory vote. Additionally, as a key objective of our stockholder engagement program, which is described further in Corporate Governance – Engagement and Communications with the Board, members of senior management and the Board solicit feedback from stockholders on our executive compensation program that is relayed directly to the full Board to be considered when evaluating opportunities to further enhance our executive compensation programs and practices in future years. The Compensation Committee also continues to monitor trends and developments to ensure that Quanta provides the appropriate executive compensation incentives to remain competitively positioned to attract and retain executive talent and to ensure that management’s interests are aligned with those of our stockholders.

How Our Performance is Linked to Pay

Quanta’s NEO compensation is primarily comprised of base salary, annual cash incentives and long-term equity incentives. Our compensation philosophy links executive compensation to both individual and Company performance. Base salaries are generally set based on consideration of, among other things, the median of our competitive market, the nature of the position and the contribution, experience, level of responsibility and length of service of the NEO. Target annual incentives generally reflect competitive market levels and practices, with upside opportunity for performance above target levels. Performance measures are designed to align the interests of executives with stockholders, reward successful achievement of annual financial and operating goals while maintaining focus on long-term financial performance and sustainability, and incentivize successful capital allocation strategies, as discussed in further detail in Executive Compensation Decisions for 2023.

COMPENSATION DISCUSSION & ANALYSIS

2023 TARGET COMPENSATION MIX

The Compensation Committee considers the median target total direct compensation for officers in our peer group when setting compensation levels for each NEO. Additionally, the Compensation Committee believes that a significant portion of the target compensation of the NEOs should be at risk. The short-term cash incentive awards and long-term equity incentive awards to our NEOs are “at risk” compensation, meaning those awards are either variable based on the level of performance compared to our incentive targets or peer group performance or are subject to continued employment and stock price performance during a 3-year vesting period. Further, equity-based incentive awards under our 2023 long-term incentive plan represented a substantial portion of each NEO’s compensation as a percentage of total direct compensation and a significant portion of such equity-based incentive awards (70% with respect to the CEO and COO and 60% with respect to the other NEOs) are subject to measurable company performance over a 3-year performance period. Equity-based awards play an important role in our compensation program because they provide incentives for the creation of stockholder value and promote executive retention and an ownership culture.

Good Governance and Best Practices

We are committed to strong governance standards that ensure our executive compensation programs are closely aligned with the interests of our stockholders, as evidenced by the policies and practices described below.

•	Stock Ownership Guidelines. We maintain meaningful stock ownership guidelines that align our executives’ long-term interests with those of our stockholders and discourage excessive risk-taking.

•

Clawback Policy. We include a clawback provision in each of our incentive compensation plans and maintain standalone clawback policies, which permit or require the Company to recover from executive officers and key employees of Quanta and its subsidiaries cash or equity incentive compensation in certain circumstances involving a restatement of the Company’s financial statements (including as required by the final rule under the Dodd-Frank Wall Street Reform and Consumer Protection Act and NYSE listing standards).

•

Anti-Pledging Policy. We maintain a policy that prohibits directors and executive officers from pledging Quanta securities as collateral for a loan absent pre-clearance and demonstration of financial capacity to repay without resorting to the pledged securities.

•	Anti-Hedging Policy. We maintain a policy that prohibits directors and executive officers from hedging the economic risk of ownership of Quanta common stock.

•

Annual Review. Our Compensation Committee engages its own independent compensation consultant, which performs an annual comprehensive market analysis of our executive compensation program and pay levels.

•	Annual Say-on-Pay Vote. We provide our stockholders with an annual opportunity to participate in an advisory vote on the compensation of our NEOs.

•	No Gross-Up. We do not provide our NEOs with gross-ups of excise taxes on severance or payments in connection with a change of control.

•	Performance-Based Compensation. The majority of the target compensation for our NEOs is subject to objective and measurable financial and operational performance metrics.

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COMPENSATION DISCUSSION & ANALYSIS

•

Performance Thresholds and Maximums. All performance-based awards require that the Company achieve a threshold level of performance to receive any award and provide for a cap on the maximum award in the event the established performance criteria is dramatically exceeded.

•

Modest Perquisites. Our NEOs receive a modest amount of perquisites (described in Elements of Executive Compensation below), which are intended to promote wellness, provide convenience in light of the demands of their positions, assist them in serving necessary business purposes, and provide a competitive compensation package.

•

No Single-Trigger Awards. Pursuant to new award agreements adopted during 2023, equity awards granted subsequent to August 2023 will be subject to double-trigger vesting in connection with a change in control in which the transaction consideration does not consist solely of cash.

•

Sustainability Performance Metrics. Both short-term cash incentive compensation and long-term equity incentive compensation for NEOs are tied to successful performance of sustainability initiatives, including employee safety measures and efficient utilization of equipment.

Compensation Philosophy

Each member of the Compensation Committee is independent within the meaning of SEC regulations, the NYSE corporate governance listing standards and our Corporate Governance Guidelines. The Compensation Committee administers the compensation programs for all of our NEOs, and its guiding principles for NEO compensation are set forth below.

Principle	Description
Competitive	Compensation programs and levels are competitive with market practices of similarly situated companies, allowing for attraction and retention of Quanta’s key contributors
Equitable	Compensation programs should be administered equitably throughout the Company
Performance-Based	Incentive payouts should vary based on measurable Company performance, specifically as it relates to achievement in prior and current years, Quanta’s overall business plan and the experience of stockholders
Affordable	Decisions relative to compensation programs and levels should consider the affordability of the compensation program on an ongoing basis
Balanced	Compensation programs should be designed to balance short-term and long-term business interests, employees and stockholder interests, costs / benefits and motivational value
Strategy and Culture	Compensation programs should support Quanta’s overall business strategy and reflect Quanta’s ownership culture
Prudent Risk Taking	Compensation programs should reflect the risk profile of Quanta’s business and avoid motivating outsized risks that could materially impact the business, as described further in Risk Considerations in Our Compensation Program
Transparent	Performance measures, outcomes and administration of compensation programs should be able to be communicated transparently to Quanta’s interested stakeholders
Compliant	Quanta’s compensation programs are designed and administered to comply with applicable laws and regulations and should take into account investor and proxy advisor policies

During the first quarter of the fiscal year, the Compensation Committee determines the terms of our annual and long-term incentive plans for that year and establishes the performance metrics that will be used in evaluating the performance of the NEOs under the plans. In addition, the Compensation Committee establishes prospective base salary rates and target incentive percentages for each NEO for the current annual and long-term performance periods. Following the end of the fiscal year, the Compensation Committee meets to discuss our prior year’s performance, evaluate the performance of our NEOs, and determine the amounts, if any, that will be awarded to each NEO under the incentive plans.

As set forth above, the Compensation Committee seeks to maintain the competitiveness of our executive compensation levels with those of our peers and competitors. The Compensation Committee considers various factors in determining overall compensation and each compensation component, including (i) the results of compensation benchmarking studies and changes in compensation practices of our competitors; (ii) economic and market conditions; (iii) changes in our business operations; (iv) the executive officer’s position, experience, length of service and performance; (v) Company performance; and (vi) the judgment of each member of the Compensation Committee based upon prior experiences with executive compensation matters.

COMPENSATION DISCUSSION & ANALYSIS

Elements of Executive Compensation

The key components of our current compensation and benefits programs for our NEOs are summarized in the table below. Each component has a critical role in motivating and rewarding strong performance and retaining the NEOs who deliver such performance. The Compensation Committee considers each compensation component individually and all compensation components in the aggregate when making compensation decisions.

Compensation Element	Form of Compensation	Performance / Payment Criteria	Purpose

Base Salary	Cash	Individual performance and experience in the role are factors	To provide fixed compensation necessary to attract and retain key executives and to compensate executives for their daily duties and responsibilities

Short-Term Incentive	Cash	Tied to the achievement of performance targets related to (i) AIP Adjusted EBITDA, (ii) AIP Adjusted EBITDA margin, and (iii) safety performance, in each case established by the Compensation Committee	To incentivize and reward achievement of annual financial and operational performance targets, which focus on profitable growth and safe execution

Long-Term Incentive	PSUs	PSUs cliff-vest at the end of a 3-year performance period, subject to continued service, and are tied to the achievement of performance targets related to (i) ROIC, coupled with relative TSR, (ii) property and equipment utilization (i.e., capital efficiency), (iii) idle time for the Company’s fleet of vehicles and (iv) composite driver safety rating, in each case established by the Compensation Committee

To incentivize achievement of our long-term financial performance targets that focus on strategic initiatives

To align management and stockholder interests and to attract and retain key executives

To incentivize sustainable performance through reduced environmental impact and enhanced employee safety

	RSUs	RSUs vest over three years in equal annual installments, subject to continued service	To attract and retain key executives and to align management and stockholder interests

Retirement Benefits	401(k) Matching Non-Qualified Deferred Compensation Plan	–	To provide a competitive compensation package

Perquisites	Executive Physical Program Annual Perquisite Allowance CEO Aircraft Usage Identity Theft Protection and Monitoring	–	To maintain the health and safety of executives, to provide a competitive compensation package and, in certain cases, to optimize key executives’ time

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COMPENSATION DISCUSSION & ANALYSIS

Executive Compensation Decisions for 2023

Base Salary

Base salary is a critical element of NEO compensation because it provides a base level of monthly income that compensates executives for their daily duties and responsibilities. Base salaries for NEOs are determined annually by the Compensation Committee during the first quarter of the fiscal year, taking into account such factors as competitive industry salaries (especially the salary practices of companies in our peer group described below in Compensation Process), a subjective assessment of the nature of the position, and the contributions, experience, level of responsibility and length of service of the NEO. During 2023, the Compensation Committee, after taking into account, among other things, the results of a peer review study performed by its compensation consultant, concluded to increase the base salary for Mr. Austin based on performance and to better align with the market data for his position. Additionally, the Compensation Committee approved increases to Ms. Desai’s and Mr. Probst’s base salaries to better align with the market data with respect to their positions.

Named Executive Officer	Prior Year Base Salary Rate	2023 Base Salary Rate (After Increase)	Percentage Increase from Prior Base Salary Rate
Mr. Austin	$1,250,000	$1,300,000	4.0%
Ms. Desai	$600,000	$780,000	30.0%
Mr. Probst	$800,000	$900,000	12.5%
Mr. Jensen	$679,800	$679,800	—%
Mr. Ducey(1)	$—	$700,000	—%
Mr. Gregory(2)	$875,500	$—	—%

(1)	Prior to his appointment as President – Strategic Operations in May 2023, Mr. Ducey was not an executive officer of the Company.
(2)	Upon Mr. Gregory’s retirement in April 2023, we entered into a consulting agreement with him that provides for a consulting fee of $150,000 per year.

Annual Incentive Plan

Our annual incentive plan for senior leadership is designed to provide our NEOs with performance awards payable annually in recognition of Quanta achieving specified financial and safety performance targets, which are approved by the Compensation Committee at the beginning of the fiscal year. The Compensation Committee elects to pay such performance awards in cash.

Awards for an eligible NEO that begins employment during the performance year will be pro-rated from the date of hire, unless otherwise determined by the CEO and with the approval of the Compensation Committee. Generally, an NEO must be employed by Quanta on the date any cash incentive compensation is paid, and otherwise forfeits any and all rights to such compensation. However, an NEO who ceased to be employed prior to the payment date has the potential to receive an award (or some portion thereof) pursuant to contractual provisions or as otherwise determined by the CEO (other than with respect to himself) and with approval of the Compensation Committee. See Executive Compensation – Potential Payments Upon Termination or Change in Control.

COMPENSATION DISCUSSION & ANALYSIS

The payout for each NEO under the annual incentive plan is calculated as a percentage of such NEO’s base salary (the “AIP Target Incentive”), which is then multiplied by the weighted achievement percentage associated with the Company performance metrics, as set forth in the following calculation:

The Compensation Committee, after taking into account, among other things, the results of a peer review study performed by its compensation consultant, recommendations from Mr. Austin (other than with respect to himself), and each NEO’s position, experience, level of responsibility and length of service, established the target incentives under the 2023 annual incentive plan set forth below. In 2023, the Compensation Committee approved an increase to target incentive compensation under the 2023 annual incentive plan for Ms. Desai (from 100% of her base salary to 110% of her base salary) based on performance and to better align with the peer data.

Named Executive Officer	Base Salary Rate Utilized	Target Incentive (% of Base Salary Rate)	Target Incentive (Amount)
Mr. Austin	$1,300,000	150%	$1,950,000
Ms. Desai	$780,000	110%	$858,000
Mr. Probst	$900,000	110%	$990,000
Mr. Jensen	$679,800	110%	$747,780
Mr. Ducey	$700,000	100%	$700,000
Mr. Gregory(1)	$875,500	110%	$963,050

(1)

Amounts reflect Mr. Gregory’s AIP Target Incentive for the full 2023 calendar year. Pursuant to the terms of his employment agreement, Mr. Gregory was entitled to the payment of an annual cash incentive, based on actual results and pro-rated through the date of his retirement. See Overall Performance and Payout below.

Adjusted EBITDA Component

Calculation. The adjusted EBITDA component of the annual incentive plan, which accounts for 60% of a participant’s annual incentive opportunity, is based on Quanta’s achievement of annual adjusted EBITDA, defined for purposes of the annual incentive plan as operating income, plus amortization, depreciation and stock-based compensation, adjusted for operational activities affecting net income that are not included in operating income (“AIP Adjusted EBITDA”). Additional adjustments to actual AIP Adjusted EBITDA may be considered and approved by the Compensation Committee, including but not limited to, acquired business results (net of acquisition and integration costs), fair value changes in contingent consideration liabilities associated with acquired businesses, impairments and other charges related to divested or discontinued businesses, foreign currency exchange rate fluctuations, unforecasted strategic initiatives, and other unforeseen, unusual or one-time items.

Rationale. Generally, short-term incentives motivate and reward achievement and performance of Quanta’s annual financial and operational goals. The Compensation Committee believes this performance metric is a valuable measure of cash-based operating performance and encourages our NEOs to grow the Company’s business, including through expanding and developing relationships with existing and potential customers and expanding service offerings in existing and adjacent markets. Further, when combined

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COMPENSATION DISCUSSION & ANALYSIS

with the margin-based performance metric discussed below, NEOs are encouraged to ensure that such growth is profitable and does not include excessive risk.

Performance / Achievement. Performance with respect to this component is measured by comparing actual AIP Adjusted EBITDA for the performance year to a target amount of AIP Adjusted EBITDA, which was established based on the amount of AIP Adjusted EBITDA correlated with the midpoint of the Company’s full-year 2023 earnings guidance, as announced during the first quarter of the year. Based upon the performance/payout scale adopted by the Compensation Committee for the 2023 performance year, NEOs could earn cash awards for this component of the annual incentive plan as follows (when performance falls between the designated payout points above the threshold amount, the cash awards are determined by interpolation):

AIP Adjusted EBITDA (in millions)	Achievement Percentage
Less than $1,747.5	0%
$1,747.5	25%
$1,781.5	50%
$1,881.5	100%
$1,938.3	150%
$1981.5 or greater	200%

The 2023 target amount of AIP Adjusted EBITDA represented an approximate 13.2% increase from actual AIP Adjusted EBITDA achieved in 2022. For the 2023 performance year, the Compensation Committee concluded that actual AIP Adjusted EBITDA was $1,930.3 million, which represents an achievement percentage of 143.0%. For a reconciliation of AIP Adjusted EBITDA to operating income for the year ended 2023 determined in accordance with GAAP, see Appendix A to this Proxy Statement.

Adjusted EBITDA Margin Component

Calculation. The adjusted EBITDA margin component of the annual incentive plan, which accounts for 20% of a participant’s annual incentive opportunity, is based on Quanta’s achievement of annual targeted margin performance on the AIP Adjusted EBITDA earned by the Company. Adjusted EBITDA margin is measured as AIP Adjusted EBITDA (as defined above), divided by consolidated revenues (adjusted to exclude foreign currency exchange rate fluctuations and revenues attributable to businesses acquired during the performance year that were not included in the Company’s full-year 2023 earnings guidance announced during the first quarter of the year) (“AIP Adjusted EBITDA margin”).

Rationale. The Compensation Committee believes this performance metric is highly correlated with stockholder return and reinforces the Company’s focus on margin improvement and profitable growth, which complements the AIP Adjusted EBITDA metric described above by penalizing management for focusing solely on revenue growth. The Compensation Committee also believes this metric supports the ROIC component included in the long-term incentive plan described below by rewarding the deployment of capital and resources in a manner that results in a profitable return.

Performance / Achievement. Performance with respect to this component is measured by actual AIP Adjusted EBITDA margin for the performance year as compared to a target margin, which was established based on the target amount of AIP Adjusted EBITDA set forth above and relative to the range of the Company’s full-year 2023 revenue guidance, as announced during the first quarter the year. Based upon the performance/payout scale adopted by the Compensation Committee for the 2023 performance year, NEOs could earn cash awards for this component of the annual incentive plan as follows (when performance falls between the designated payout points above the threshold amount, the cash awards are determined by interpolation):

AIP Adjusted EBITDA Margin	Achievement Percentage
Less than 9.64%	0%
9.64%	25%
9.94%	100%
10.09%	150%
10.29% or greater	200%

COMPENSATION DISCUSSION & ANALYSIS

The 2023 target AIP Adjusted EBITDA margin represented an approximate 240 bps increase from actual AIP Adjusted EBITDA margin achieved in 2022. For the 2023 performance year, actual AIP Adjusted EBITDA margin was 9.26%, which was below the threshold level of performance (resulting in an achievement percentage of 0% for this component of the annual incentive plan). For a reconciliation of adjusted consolidated revenues to consolidated revenues determined in accordance with GAAP and a calculation of AIP Adjusted EBITDA margin for the year ended 2023, see Appendix A to this Proxy Statement.

Safety Performance Component

Calculation. The final component of the annual incentive plan, which accounts for the remaining 20% of a participant’s annual incentive opportunity, is based on the Company’s achievement of a measurable safety performance goal. Performance with respect to this component is measured based on improvement with respect to the incidence of significant safety events (e.g., life-altering safety events) for the performance year as compared to performance with respect to such events in the prior year. Performance with respect to significant safety events is calculated through an internal safety predictive measure and is defined as the number of significant safety events in the performance year, multiplied by 1,000,000, and divided by the Company’s total workhours for the applicable year.

Rationale. Generally, this goal aligns with the Company’s strategic priority of a commitment to workforce safety and management’s expectation that the Company will achieve industry-leading safety performance. The Compensation Committee determined that utilizing such a metric was an appropriate enhancement in evaluating the Company’s overall safety performance, as a reduction of these events is a key operational focus of the Company and of the utmost importance to the overall safety of Quanta’s employees. Furthermore, the Compensation Committee believes utilization of a metric relating to significant safety events is appropriate given the importance of preventing such events and that measuring these events can often provide greater insight into the overall safety performance of the Company than traditional safety metrics. A key strategic initiative of the Company has been to track and analyze significant safety events, and this internal predictive measure is aligned with the Company’s overall Capacity Model for safety, which is designed to reduce such events by building in the capacity to fail safely when performing services that involve significant operational hazards. Therefore, the Compensation Committee believes that achievement of this goal has a significant positive impact on both short-term financial performance by reducing costs associated with safety incidents and long-term performance and sustainability, as safe performance impacts the Company’s ability to maintain and increase its business with existing and potential customers and attract and retain employees.

Performance / Achievement. For 2023, threshold performance with respect to significant safety events was set based on maintaining the Company’s strong performance achievement from 2022, accounting for expectations with respect to a significant increase in total workhours, and target performance was set based on significant relative improvement after accounting for the expected increase in workhours. Specifically, the NEOs could earn cash awards for this component of the annual incentive plan as follows (when performance falls between the designated payout points, the cash awards are determined by interpolation):

Safety Performance Improvement	Achievement Percentage

0.0%	25%

5.0%	100%

10.0%	200%

For the 2023 performance year, the Company’s performance with respect to significant safety events improved as compared to the 2022 performance year and was above maximum performance improvement in the achievement scale, resulting in maximum achievement for this metric. As a result, the overall achievement percentage for the safety performance component was 200.0%.

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COMPENSATION DISCUSSION & ANALYSIS

Overall Performance and Payout

Overall performance based on the weighted results set forth above resulted in a total achievement percentage of 125.8%, and therefore the total payout to each NEO under the 2023 annual incentive plan was as follows:

Named Executive Officer	Achievement Percentage	Total AIP Incentive Award Earned

Mr. Austin	125.8%	$2,453,100

Ms. Desai	125.8%	$1,079,364

Mr. Probst	125.8%	$1,245,420

Mr. Jensen	125.8%	$940,707

Mr. Ducey	125.8%	$880,600

Mr. Gregory	125.8%	$298,730

Long-Term Incentive Plan

Our long-term incentive plan for senior leadership is designed to provide our NEOs with long-term incentive awards payable in equity. The targeted incentive amount for each NEO under the long-term incentive plan is determined annually by the Compensation Committee (the “Long-Term Target Incentive”). The Compensation Committee approved the following Long-Term Target Incentives for 2023 after taking into account, among other things, the results of a peer data study performed by its compensation consultant, recommendations from Mr. Austin (other than with respect to himself), each NEO’s position, experience, level of responsibility and length of service, and with respect to Mr. Austin and Ms. Desai to align with the market data:

Named Executive Officer.	2022 Total Long-Term Target Incentive (% of Base Salary)	2023 Total Long-Term Target Incentive (% of Base Salary)	2023 Total Long-Term Target Incentive (Amount)

Mr. Austin	600%	750%	$9,750,000

Ms. Desai	250%	300%	$2,340,000

Mr. Probst	350%	350%	$3,150,000

Mr. Jensen	275%	275%	$1,869,450

Mr. Ducey	—%	175%	$1,225,000

Mr. Gregory	350%	350%	$3,064,250

Generally, an NEO must be employed by Quanta on the date an award vests or is earned under the long-term incentive plan or otherwise forfeits any and all rights to such award. However, an NEO who ceases to be employed prior to the completion of the 3-year performance period described below has the potential to receive an award (or some portion thereof) pursuant to contractual provisions or as otherwise determined by the Chief Executive Officer (other than with respect to himself) and with approval of the Compensation Committee. See Executive Compensation – Potential Payments Upon Termination or Change in Control. Awards for an NEO who becomes a participant in the long-term incentive plan during the performance period are pro-rated from the date of hire; however, in any event, an NEO must be employed by October 1st of the first year of the 3-year performance period to be eligible to participate.

COMPENSATION DISCUSSION & ANALYSIS

PSU Component

The first component of the long-term incentive plan, which accounts for 60% (or with respect to Messrs. Austin and Probst, 70%) of an NEO’s Long-Term Target Incentive, consists of PSUs that cliff-vest at the end of a 3-year performance period based on achievement of 3-year Company performance goals determined by the Compensation Committee (the “Long-Term PSU Component”). Under the 2023 long-term incentive plan, the Compensation Committee approved the following PSU awards:

Named Executive Officer	Long-Term PSU Component (Weighted %)	Target Long-Term PSU Component (Amount)	Performance Units Granted(1)

Mr. Austin	70%	$6,825,000	43,413

Ms. Desai	60%	$1,404,000	8,930

Mr. Probst	70%	$2,205,000	14,025

Mr. Jensen	60%	$1,121,670	7,134

Mr. Ducey	60%	$735,000	4,675

Mr. Gregory(2)	60%	$1,838,550	11,694

(1)

The number of PSUs granted is determined by dividing the dollar amount of the target Long-Term PSU Component by the average of closing price of Quanta common stock for the twenty consecutive trading days immediately preceding the grant date.

(2)

Pursuant to the terms of his employment agreement, Mr. Gregory was entitled to the payment of his total long-term equity incentive compensation for the year of retirement, which will become earned and vest after the completion of the three-year performance period and will be based on actual results..

Though PSUs representing the Long-Term PSU Component target amount were granted to the NEOs in 2023, the number that will ultimately be earned and vest will be adjusted upward or downward (as applicable) based on Company performance during the 3-year performance period ending December 31, 2025. The number of PSUs that can become earned at the end of the performance period ranges from 0% to a maximum of 200% of the amount granted. Any earned PSUs will vest immediately after the Compensation Committee’s determination and will be settled in Quanta common stock. Quanta also accrues for dividend equivalents on PSUs at the same time and at the same rate as dividends are paid on Quanta common stock; however, payment of dividend equivalents on shares underlying unearned and unvested PSUs is expressly prohibited until the PSUs become earned and vest, such that the declared dividend equivalents are subject to forfeiture unless and until the PSUs to which they relate vest.

For the 3-year performance period ending December 31, 2025, the Compensation Committee established Company performance goals relating to (i) improvement of ROIC, combined with a relative TSR performance metric (which accounts for 65% of the number of PSUs that each NEO can earn); (ii) improved utilization of property and equipment (which accounts for 15%); (iii) idle time for the Company’s fleet of vehicles (which accounts for 10%); and (iv) composite driver safety (which accounts for 10%). All goals have a 0% to 200% performance scale. The performance targets and results for these goals may be adjusted, as appropriate, to take into account any unusual or unforeseen events that occur during the performance period.

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COMPENSATION DISCUSSION & ANALYSIS

As soon as administratively practicable following the conclusion of the 3-year performance period on December 31, 2025, the weighted percentage earned for each goal will be determined, and the combined weighted percentage earned will then be multiplied by the number of PSUs granted in 2023. This will result in a final number of earned and vested PSUs, which will be settled in shares of Quanta common stock, as set forth in the following calculation:

ROIC Improvement / Relative TSR Performance Goal

For the ROIC performance goal, which accounts for 65% of the PSU component, the Compensation Committee established targeted amounts that reward (i) overall ROIC improvement during the 3-year performance period and (ii) relative TSR performance against the S&P MidCap 400 Index.

Rationale. The Compensation Committee believes that measuring improvement in ROIC is appropriate to assess the Company’s ability to create incremental return and value on all of its invested capital and determined that utilizing a 3-year average of annual ROIC performance will appropriately measure and reward improved performance. The Compensation Committee believes this performance metric requires both income statement and balance sheet management and that achievement of the targeted ROIC will have a significant positive impact on both long-term financial performance and stockholder value creation and exhibit appropriate capital allocation priorities. Additionally, the Compensation Committee views TSR as a fundamental measurement of the Company’s performance, including as an indicator of stockholder assessment of management’s performance, thereby correlating NEO compensation with overall relative return.

ROIC Improvement Calculation. Performance with respect to the ROIC improvement goal is measured based on both average ROIC during the 3-year performance period and consistent annual ROIC performance. ROIC for each year is calculated as net operating profit after tax, divided by average invested capital. Net operating profit after tax is equal to adjusted EBITA, multiplied by (1 – tax rate), less non-controlling interests (after tax). Average invested capital is equal to total assets, minus non-controlling interests, cash and non-interest bearing current liabilities and is taken as the average of the current year-end and the prior year-end.

For purposes of calculating ROIC, (i) net operating profit after tax may be adjusted by the same additional adjustments described above with respect to AIP Adjusted EBITDA (other than depreciation and stock-based compensation), subject to the discretion of the Compensation Committee, except that there is no adjustment for acquisitions unless otherwise determined by the Compensation Committee, and (ii) invested capital is subject to the balance sheet impact of those same adjustments, as applicable and as deemed appropriate by the Compensation Committee.

COMPENSATION DISCUSSION & ANALYSIS

ROIC Improvement Performance / Achievement. With respect to average ROIC during the performance period, a payout begins to accrue only if average ROIC is greater than a threshold amount, which corresponds with actual ROIC for the year prior to the 3-year performance period, and target performance represents significant improvement from prior performance and is aligned with the Compensation Committee’s and management’s expectations with respect to the level of ROIC performance that the Company should achieve to consistently create value. The Compensation Committee established the following performance/payout scale for assessing average ROIC improvement (average ROIC will be rounded to the nearest one tenth decimal place):

Percentage Improvement of 3-Year Average ROIC Over Threshold	Achievement Percentage
0%	0%
0.7%	15%
1.4%	30%
2.1%	45%
2.9%	60%
3.6%	75%
4.3%	90%
5.0%	100%
6.3%	105%
7.5%	120%
8.8%	135%
10.0% or greater	150%

Consistent ROIC improvement over multiple years is rewarded, as an incremental payout can be earned if two or three annual ROIC measurements are greater than the threshold amount. The Compensation Committee established the following incremental payment percentage for ROIC consistency (annual ROIC will be calculated to the nearest one tenth decimal place in each performance year):

ROIC Consistency	Achievement Percentage

2 annual measurements with ROIC greater than threshold amount	50%

3 annual measurements with ROIC greater than threshold amount	75%

The maximum aggregate achievement percentage that the NEOs can achieve based on performance under the two tables above, and excluding any achievement percentage associated with the relative TSR performance below, is capped as follows:

•

if the achievement percentage for 3-year average ROIC improvement is 75% or less, the overall achievement percentage based on ROIC performance, including any achievement for ROIC consistency, is capped at 100%;

•

if the achievement percentage for 3-year average ROIC improvement is between 75% and 100%, the overall achievement percentage based on ROIC performance, including any achievement for ROIC consistency, is capped at 125%; and

•

if the achievement percentage for 3-year average ROIC improvement is greater than 100%, the overall achievement percentage based on ROIC performance, including any achievement for ROIC consistency, is capped at 150%.

By way of example, if an achievement percentage of 60% is earned based on 3-year average ROIC improvement and an achievement percentage of 75% is earned for multi-year ROIC consistency, the achievement percentage for the overall ROIC improvement goal would be capped at 100%. Alternatively, if an achievement percentage of 90% is earned based on 3-year average ROIC improvement and an achievement percentage of 50% is earned for multi-year ROIC consistency, the achievement percentage for the overall ROIC improvement goal would be capped at 125%. And finally, if an achievement percentage of 120% is earned based on 3-year average ROIC improvement and an achievement percentage of 75% is earned for multi-year ROIC consistency, the achievement percentage for the overall ROIC improvement goal would be capped at 150%.

Relative TSR Calculation. Relative TSR performance is calculated based on the Company’s performance relative to companies within a broad equity market index, namely the S&P MidCap 400 Index, for each of the twelve quarters during the 3-year performance period. For 2023, the Compensation Committee determined that the S&P MidCap 400 Index was an appropriate index to utilize due to the fact that the majority of the Company’s direct competitors are within that index, Quanta common stock had

45

COMPENSATION DISCUSSION & ANALYSIS

historically traded more closely with that index due to the more proportionate weighting of industrial companies in that index, and Quanta’s market capitalization had historically aligned with the market capitalization of companies within that index.

TSR for the Company is calculated each quarter by determining the percentage appreciation or depreciation of stock price (utilizing the average closing price for the twenty consecutive trading days prior to the end of quarter), plus the value of dividends paid during the quarter. The Company’s performance relative to the individual companies within the S&P MidCap 400 Index is established at the end of each quarterly period by evaluating performance from the beginning of the performance period (i.e., January 1, 2023) through that quarter end. The highest and lowest percentile ranks are then set aside, and the remaining ten percentile ranks are averaged to determine the Company’s final average percentile rank.

The Compensation Committee believes this calculation of TSR prevents the overweighting of anomalous events at the beginning or end of the measurement period, whether they be positive or negative. The Compensation Committee also believes that quarterly evaluations are aligned with how stockholders evaluate management with respect to stockholder value creation.

Relative TSR Performance / Achievement. Achievement with respect to relative TSR begins to accrue only if the Company’s average relative TSR is above the 50th percentile of the S&P MidCap 400 Index, as set forth below, which the Compensation Committee believes is the appropriate level of performance to justify a payout under this metric. When the Company’s average relative TSR falls between the 50th percentile and the 75th percentile, the percentage of target incentive earned is determined by interpolation.

Average Quarterly Relative TSR Percentile of the S&P MidCap 400 Index	Achievement Percentage
Below 50th Percentile	0%
50th Percentile	25%
75th Percentile or Above	50%

The achievement percentage with respect to this relative TSR performance metric is then added to the achievement percentage (if any) earned with respect to the ROIC improvement metric above to determine the total achievement percentage for this goal. Since the achievement percentage earned on ROIC improvement, including average performance and multi-year consistency, is capped at 150%, the total achievement percentage for this component of the long-term incentive plan is limited to 200%.

Property and Equipment Utilization (Capital Efficiency) Goal

For the property and equipment utilization (i.e., capital efficiency) goal, which accounts for 15% of the number of PSUs that each NEO can earn, the Compensation Committee established a targeted 3-year average capital efficiency measurement.

Rationale. The Compensation Committee believes this capital efficiency metric is an appropriate complementary measure for overall ROIC. While improved ROIC targets efficient utilization of all of the Company’s invested capital, this metric focuses on capital deployed over the 3-year performance period with respect to property and equipment. Capital efficiency is a metric focused on maximizing revenue generation against capital deployed on operating property, plant and equipment, with the majority being concentrated on the Company’s fleet of vehicles, and measurement of performance with respect to this metric allows the Compensation Committee to evaluate whether investments made by the Company in fleet administration and technology are translating into higher utilization and reduced costs for the Company’s fleet of vehicles. Additionally, an improvement in this metric also aligns with the Company’s strategic objective to ensure efficient management of its decentralized operation. Given the size of the Company’s investment in property and equipment, improved utilization also supports stockholder value creation.

Calculation. Capital efficiency for each year is calculated as year-end consolidated revenues, divided by total capital deployed, with total capital deployed consisting of gross capital expenditures during the applicable year, plus capitalization cost of all corporate-managed equipment leasing programs with an effective date within the applicable year. The calculation may include adjustments for items the Compensation Committee deems unforeseen or unusual, including but not limited to, results of acquisitions, change in accounting methods and the impact of foreign currency exchange rate fluctuations.

Performance / Achievement. A payout begins to accrue only if average capital efficiency is greater than a threshold amount, which corresponds to a baseline level of capital efficiency achieved prior to the 3-year performance period. Performance above the target amount represents a significant improvement with respect to historical capital efficiency. Based on the considerations above, the Compensation Committee established the performance/payout scale below for the targeted improvement in capital efficiency. When

COMPENSATION DISCUSSION & ANALYSIS

attainment of the goal falls between the designated percentages in the table, the percentage of target incentive earned is determined by interpolation.

Percentage Improvement of Capital Efficiency Over Threshold	Achievement Percentage
0%	0%
1.6%	50%
3.2%	100%
4.7%	150%
6.3% or greater	200%

Sustainability Goals – Fleet Management and Safety

For the sustainability goals included in the long-term incentive plan, the Compensation Committee targeted 3-year average performance in two metrics tied to usage of the Company’s large fleet of vehicles, namely (i) idle time with respect to a portion of the fleet of vehicles and (ii) enhanced driver safety. Each of the goals accounts for 10% of the number of PSUs that each NEO can earn.

Rationale. The Compensation Committee believes that improvement with respect to these sustainability-based metrics supports the Company’s strategic objectives by (i) incentivizing a reduction of costs associated with the Company’s large fleet of vehicles (e.g., fuel and maintenance), as measured through a more refined capital efficiency calculation that evaluates detailed equipment utilization metrics, and (ii) reinforcing key operational and sustainability goals, namely a continued commitment to workforce safety and a reduction in carbon emissions from the Company’s fleet of vehicles.

Fleet Management – Idle-Time Calculation. Idle time is calculated as total idle hours, divided by total engine hours. The total idle hours measurement includes all on-road vehicles on which the Company’s fleet management technology is installed and is further defined as the total number of hours a vehicle is idling once ten minutes of idle time has elapsed, which allows for normal operational issues that require engine idling but includes all idle time once the ten-minute period has elapsed. The total engine hours measurement includes the number of hours a vehicle ignition is on, regardless of whether the vehicle is shown to be in motion. All calculations under this metric are computed based on data provided by the Company’s fleet management technology.

Composite Driver Safety Calculation. Composite driver safety is calculated as total safety events, divided by total driving hours. The total safety events measurement includes all on-road vehicles on which the Company’s fleet management technology is installed and is further defined to include certain specified driving events that could present higher risk. All calculations under this metric are computed based on data provided by the Company’s fleet management technology.

Performance / Achievement. The Compensation Committee determined that payouts would be accrued under these metrics based on how average idle time and average composite driver safety during the 3-year performance period compared to established baselines and whether there was an improvement in performance by the Company during the 3-year performance period. Baseline measurements for each metric were established based on Company performance data prior to the 3-year performance period. After reviewing this information, the Compensation Committee established threshold, target and maximum performance levels for each metric, which the Compensation Committee determined were appropriate given the significant improvement in performance that would be required to achieve the target and maximum performance levels with respect to engine idle time and the maximum performance level with respect to composite driver safety.

The Compensation Committee established the performance/payout scale below for the targeted performance with respect to these metrics. When attainment of the goal falls between the designated percentages in the table, the percentage of target incentive earned is determined by interpolation.

3-Year Average Idle Time Calculation	Achievement Percentage

0.477 or higher	0%

0.477	50%

0.473	75%

0.469	100%

0.465	150%

0.460 or lower	200%

3-Year Composite Driver Safety Calculation	Achievement Percentage

0.44 or higher	0%

0.426	50%

0.411	100%

0.393	150%

0.375 or lower	200%

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COMPENSATION DISCUSSION & ANALYSIS

RSU Component

The second component of the long-term incentive plan, which accounts for the remaining 40% (or with respect to Messrs. Austin and Probst, 30%) of an NEO’s Long-Term Target Incentive, consists of RSUs that vest in equal annual installments over the 3-year period following the date of grant (the “Long-Term RSU Component”), subject to the applicable NEO’s continued service through each vesting date (unless otherwise specified pursuant to contractual arrangements). Quanta also accrues for dividend equivalents on RSUs at the same time and at the same rate as dividends are paid on Quanta common stock; however, payment of dividend equivalents on shares underlying unvested RSUs is expressly prohibited until the RSUs vest, such that the declared dividend equivalents are subject to forfeiture unless and until the RSUs to which they relate vest. The Compensation Committee believes these time-based awards provide a concrete link between our NEOs’ compensation and the creation of stockholder value and encourage retention of our NEOs. Under the 2023 long-term incentive plan, the Compensation Committee approved the following award amounts:

Named Executive Officer	Long-Term RSU Component (Weighted %)	Target Long-Term RSU Component (Amount)	RSUs Granted(1)

Mr. Austin	30%	$2,925,000	18,605

Ms. Desai	40%	$936,000	5,953

Mr. Probst	30%	$945,000	6,011

Mr. Jensen	40%	$747,780	4,756

Mr. Ducey	40%	$490,000	3,116

Mr. Gregory	40%	$1,225,700	7,796

(1)

The number of RSUs granted is determined by dividing the dollar amount of the target Long-Term RSU Component by the average closing price of Quanta common stock for the twenty consecutive trading days immediately preceding the grant date.

Results for the 3-Year Performance Period Ended December 31, 2023

In March 2024, the Compensation Committee certified the results of the PSUs granted under our 2021 long-term incentive plan (the “2021 PSUs”). The 2021 PSUs were subject to a 3-year performance period that ended December 31, 2023, and the number of PSUs that could have become earned and vested ranged from 0% to a maximum of 200% of the number of PSUs granted in 2021. For the 3-year performance period that ended December 31, 2023, the Compensation Committee established Company performance goals that were substantially the same as certain of the metrics utilized for the 2023 long-term incentive plan, namely (i) improvement of ROIC, combined with an average quarterly relative TSR performance metric, (ii) improved utilization of property and equipment (i.e., capital efficiency) and (iii) sustainability-based metrics related to the Company’s fleet of vehicles, specifically the idle time improvement goal and composite driver safety improvement goal. All goals had a 0% to 200% performance scale, with the ROIC goal accounting for 65% of the number of PSUs that could be earned, the capital efficiency goal accounting for 15% of the number of PSUs that could be earned and the goals for the fleet of vehicles each accounting for 10% of the number of PSUs that could be earned.

ROIC Improvement / Relative TSR Performance Goal

Similar to the 2023 long-term incentive plan, performance with respect to the ROIC improvement goal was measured based on both average ROIC during the 3-year performance period and consistent annual ROIC performance, and achievement with respect to relative TSR performance was measured based on the Company’s performance relative to the S&P MidCap 400 Index for each of the twelve quarters during the 3-year performance period.

With respect to this goal, the Compensation Committee determined the following.

•

Average ROIC for the 3-year performance period was 10.62%, representing an approximately 12% improvement over the threshold goal and exceeding the maximum performance goal of 10.34%, and each annual measurement of ROIC was above the threshold amount in the 3-year performance period, which resulted in a maximum achievement percentage of 150%.

•	The Company’s relative TSR for the 3-year performance period was between the 50th and 75th percentile, resulting in an additional achievement percentage of 45.7%.

•	The combined achievement percentage for this goal was 195.7%.

COMPENSATION DISCUSSION & ANALYSIS

Property and Equipment Utilization (Capital Efficiency) Goal

Performance with respect to the property and equipment utilization (i.e., capital efficiency) goal was measured by 3-year average capital efficiency, with payouts accruing only if the Company’s average capital efficiency for the performance period was greater than a threshold amount corresponding to the actual capital efficiency for the year preceding the 3-year performance period. With respect to this goal, the Compensation Committee determined that capital efficiency during the 3-year performance period was 26.77%, representing a 30.6% improvement over the threshold goal and exceeding the target performance goal by 27.9%, which resulted in an achievement percentage of 200.0%.

Sustainability Goals – Fleet Management and Safety

Performance with respect to sustainability-based metrics related to the Company’s fleet of vehicles – the idle time improvement goal and the composite driver safety improvement goal – was measured by 3-year average performance, with payouts accruing only if the Company’s performance was greater than a threshold amount. With respect to this goal, the Compensation Committee determined (i) the idle-time calculation during the 3-year performance period was approximately 0.48, representing an achievement percentage of 74.0% and (ii) the composite driver safety calculation was approximately 0.42, representing an achievement percentage of 140.0%.

Overall Achievement Percentage and Performance Units Earned

The combined weighted percentage achievement and final number of earned and vested 2021 PSUs for each of our NEOs, which were paid to our NEOs in shares of Quanta common stock after completion of the performance period ended December 31, 2023, are as follows:

Named Executive Officer	PSUs Granted in 2021 (Target Amount)	Combined Weighted Percentage Achievement	Total PSUs Earned & Vested

Mr. Austin	56,850	178.6%	101,534

Ms. Desai	3,637	178.6%	6,496

Mr. Probst	13,594	178.6%	24,279

Mr. Jensen	13,202	178.6%	23,579

Mr. Ducey	4,766	178.6%	8,512

Mr. Gregory	21,640	178.6%	38,649

2024 Long-Term Incentive Awards

Effective as of August 2023, the Compensation Committee approved changes to the form RSU and PSU award agreements used in our long-term incentive compensation program for our employees (including our NEOs). Commencing with long-term incentive awards granted in and after August 2023, the revised award agreements provide the following treatment in connection with a change in control of Quanta in respect of RSUs and PSUs subject to the award (to the extent then-outstanding), subject to the grantee’s continued service to Quanta until immediately prior to the consummation of the transaction:

1.

if the consideration payable in the transaction consists solely of cash, then such outstanding RSUs and a certain number of outstanding PSUs (based on performance as of the change in control and forecasted performance through the remainder of the performance period as determined by the Compensation Committee) will be cancelled in exchange for a payment in cash based on the per-share transaction consideration, payable to the grantee on the same schedule as, and subject to the same terms and conditions as applicable to, payments of the transaction consideration to Quanta stockholders generally; and

2.

if the consideration payable in connection with the transaction consists solely of non-cash consideration, then such outstanding RSUs and a certain number of outstanding PSUs (based on performance as of the change in control and forecasted performance through the remainder of the performance period as determined by the Compensation Committee) will be converted into an amount in cash based on the per-share transaction consideration, payable as follows: (x) for the portion of such amount in respect of vested RSUs or vested and earned PSUs, on the same schedule as, and subject to the same terms and conditions as applicable to, payments of the transaction consideration to Quanta stockholders generally, and (y) for the portion of such amount in respect of unvested RSUs or unvested and earned PSUs, within 30 days following the date on which such RSUs or PSUs would have become vested in accordance with the vesting schedule applicable to such RSUs or PSUs prior to the transaction (or, if later and as applicable, the date of payment of any contingent transaction consideration).

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COMPENSATION DISCUSSION & ANALYSIS

In the event of a change in control of Quanta in which the transaction consideration consists of a mix of cash and non-cash consideration, treatment of the RSUs and PSUs will be determined as described above, in proportion to the transaction consideration mix.

In addition, the new award agreements provide for double-trigger vesting of RSUs and PSUs in connection with a change in control (i.e., requiring a termination of employment without cause within 24 months following a change in control) in which the transaction consideration does not consist solely of cash. The new award agreements also provide for accelerated vesting upon the grantee’s termination due to death or disability.

Executive Officer Transition Matters

Effective as of April 1, 2023, Mr. Gregory retired as Chief Strategy Officer of Quanta and entered into a consulting agreement with the Company. In connection with his retirement, Mr. Gregory became entitled to certain retirement benefits included in his employment agreement with the Company as described under Estimated Potential Payments Upon Termination or Change in Control below.

Effective as of May 23, 2023, Mr. Ducey was appointed President – Strategic Operations of Quanta. Prior to his appointment, he served as Senior Vice President – Operations for Quanta. As set forth in the 2023 Compensation Tables, on March 2, 2023, Mr. Ducey also received an award consisting of the number of RSUs equal to the number of shares of Quanta common stock having a fair market value equal to $500,000 (with the actual number of RSUs granted determined by dividing this dollar amount by the average closing price of Quanta common stock for the twenty consecutive trading days immediately preceding the date of grant), which was based on performance in his prior position for the 2022 performance year. The RSUs vest at the end of a 3-year period following the date of grant, subject to continued service and the terms of the applicable award agreement.

Other Compensation and Benefits

We have provided all of our NEOs with an annual executive physical examination program, identity theft protection and monitoring services, and a $25,000 annual allowance that may be used for certain pre-approved perquisites, including tax planning, financial services or club membership dues, as well as any other perquisites that may be approved by the Compensation Committee. Additionally, the Company provided the CEO with personal use of corporate aircraft for air travel, subject to an annual incremental cost limit, without any tax gross-up or reimbursement and, with respect to Mr. Probst, an annual automobile allowance. The dollar value of the perquisites provided to our NEOs are set forth below in the 2023 All Other Compensation Table.

The Compensation Committee believes that this annual perquisite package is reasonable and provides additional compensation to our NEOs that (i) enhances the competitiveness of our executive compensation program (allowance for club membership dues), (ii) increases their productivity and availability (professional assistance with tax and financial planning, Chief Executive Officer corporate aircraft usage) so they can focus on managing the Company’s business, and (iii) helps maintain their safety (identity theft protection and monitoring) and health (annual physical examinations). The Compensation Committee reviews the Company’s perquisites policy on a regular basis to consider whether, and to what extent, it may be appropriate to revise the treatment of or limit or discontinue particular perquisites.

Our NEOs also receive matching contributions from Quanta to their 401(k) accounts, consistent with all other employees participating in Quanta’s 401(k) plan. Quanta matches 100% of an NEO’s pre-tax contributions up to the first 3% of such NEO’s base salary. Thereafter, Quanta matches 50% of an NEO’s pre-tax contributions up to the next 3% of such NEO’s base salary. All matching contributions are subject to certain limits as determined by law.

Deferred Compensation Plan

Under a nonqualified deferred compensation plan maintained by Quanta, certain employees, including the NEOs, are permitted to voluntarily defer receipt of up to 75% of base salary and up to 100% of other cash compensation and/or settlement of RSUs. Quanta also makes certain matching contributions under the plan. For additional information on these contributions, see Executive Compensation – Nonqualified Deferred Compensation in 2023. Quanta believes that providing such a plan that allows and encourages planning for retirement is a key factor in our ability to attract and retain key personnel. During 2023, Messrs. Austin, Jensen and Ducey and Ms. Desai elected to defer a portion of their base salary, annual incentive plan award and/or equity awards that vested during the year. During 2023, Quanta made matching contributions (as set forth in the 2023 Nonqualified Deferred Compensation Table), but no discretionary contributions, to participant accounts in the nonqualified deferred compensation plan.

COMPENSATION DISCUSSION & ANALYSIS

Stock Ownership Guidelines

Our Governance and Nominating Committee has established minimum stock ownership guidelines for executive officers, with the goal of promoting equity ownership and aligning our executive officers’ interests with our stockholders. The Governance and Nominating Committee amended the stock ownership guidelines in 2023 to add the position of President — Strategic Operations to reflect the composition of our existing executive officer team and change EVP – Business Operations to Executive Vice President. The ownership guidelines are currently established at the following minimum levels:

Position	Guideline

Chief Executive Officer	5 x base salary

Chief Operating Officer	4 x base salary

Chief Financial Officer Chief Strategy Officer President – Strategic Operations Executive Vice President General Counsel	3 x base salary

Other Executive Officers	1 x base salary

The dollar value obtained based on the applicable executive officer’s base salary (using the formula described in the table above) is divided by the average closing price of Quanta common stock during the immediately preceding 12 months as reported by the NYSE to calculate the number of shares required to be held by each executive officer. For purposes of determining compliance, the number of shares of Quanta common stock that an individual is expected to own is calculated as of December 31st of each year, using the individual’s then current base salary and the stock ownership multiple applicable to such executive officer as of such date. Once calculated, the number of shares that an individual is expected to own remains in effect, regardless of intervening compensation increases, promotions or stock price fluctuations, until December 31st of the following year, at which time a new calculation and compliance assessment will be made. Once an individual is determined to be in compliance with the ownership guidelines as of the annual assessment date, the individual is deemed to remain in compliance as long as he maintains ownership of at least the same number of shares required as of the previous annual assessment date.

Each executive officer is expected to attain the applicable stock ownership under the guidelines within five years following the later of (i) the first annual assessment with respect to such individual or (ii) the first annual compliance assessment at which a higher stock ownership multiple becomes applicable to such individual. The five-year phase-in period is intended to permit gradual accumulation of the required ownership and ratable forward progress is expected during the period. Under the guidelines, shares held by a person or entity related to or controlled by the executive officer, as well as unvested RSUs and vested equity awards deposited into a deferred compensation arrangement, are included in the calculation of such individual’s ownership. However, unvested and unearned PSUs are not included in the calculation of such individual’s ownership.

As of December 31, 2023 all of our executive officers were in compliance with the requirements of our stock ownership guidelines and exceeded the prescribed ownership level.

Pledging, Hedging and Other Transactions in Quanta Securities

Our insider trading policy (among other things) prohibits directors and executive officers of Quanta from pledging Quanta securities as collateral for a loan unless the individual provides reasonable assurance of the financial capacity to repay the loan without resorting to the pledged securities and obtains pre-clearance of the pledge by a management committee or the Governance and Nominating Committee of the Board. Transactions by directors and executive officers in Quanta’s securities involving short sales, puts, calls or other derivative securities, on an exchange or in any other organized market, are prohibited. Directors and executive officers are also prohibited from entering into hedging, monetization transactions or similar arrangements involving Quanta securities, such as prepaid variable forwards, forward sale contracts, equity swaps, collars, zero-cost collars and other derivative transactions. We believe these prohibitions ensure that levels of stock ownership in accordance with our stock ownership guidelines are effective in aligning each individual’s interests with those of our stockholders.

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COMPENSATION DISCUSSION & ANALYSIS

Clawback Policies

Quanta has adopted a standalone clawback policy that permits the Company to recover bonus, incentive or equity-based incentive compensation from executive officers and certain other key employees of Quanta and its subsidiaries. In order for compensation to be recoverable, the following conditions must be satisfied:

•

the individual must have engaged in or benefited from intentional or unlawful misconduct that materially contributed to a restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirements under federal securities laws (other than a change in financial accounting rules);

•	as a result of the restatement, a performance measure or target that was a material factor in determining the amount of compensation previously earned was restated; and

•	the Board (or an appropriate Board committee) determines, in its discretion, that a lower amount of compensation would have been paid based on the restated financial results.

In making a determination, the Board (or an appropriate Board committee) may take into account such other considerations it deems appropriate, including, among other things, the likelihood of success in seeking reimbursement or forfeiture and whether the expense of seeking the reimbursement or forfeiture is likely to exceed the amount recovered, and the determinations of the Board (or an appropriate Board committee) need not be uniform with respect to all individuals covered by the policy. The policy applies to all compensation paid after adoption of the policy and during the three-year period prior to disclosure of a restatement; however, it does not apply with respect to a restatement following a change in control (as defined in the applicable equity incentive plan).

Additionally, in 2023, the Compensation Committee adopted the Policy for Recovery of Erroneously Awarded Compensation (the “Recovery Policy”), to adhere to the listing standards of the NYSE and the rules of the SEC implementing Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Recovery Policy requires the Company to recoup certain excess incentive-based compensation (i.e., incentive compensation that is granted, earned or vested based in whole or in part on the attainment of one or more financial reporting measures) paid to or deferred by executive officers in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws. Under the policy, the Compensation Committee will require recoupment if it determines that incentive-based compensation received by an executive exceeded the amount of incentive-based compensation that otherwise would have been received, had it been calculated based on the restated amounts, unless the Compensation Committee determines that recovery would be impracticable.

Clawback provisions are also incorporated in our 2023 and prior-year annual and long-term incentive plans, which permit the Company to recover certain incentive compensation from certain executive officers and other key employees to the extent necessary to comply with the requirements of applicable law, the rules and regulations of the SEC, applicable stock exchange listing standards, the Company’s clawback policy or the Recovery Policy, each as amended from time to time, or to the extent deemed appropriate by the Board or any committee thereof, upon its determination that the recipient has violated applicable restrictive covenants.

Employment Agreements

As of December 31, 2023, Quanta was party to employment agreements with each of Messrs. Austin, Probst, Jensen and Ducey and Ms. Desai and until his retirement in April 2023, Quanta was party to an employment agreement with Mr. Gregory (each an “Employment Agreement”), which amended and restated Messrs. Austin’s, Probst’s, and Jensen’s and Ms. Desai’s respective prior employment agreements with Quanta (each a “Prior Agreement”). Mr. Gregory entered into a consulting agreement with Quanta (the “Consulting Agreement”) in connection with his retirement, effective as of April 1, 2023, as described above under Executive Officer Transition Matters.

Under the terms of our Employment Agreements, the applicable executive is (or was, as applicable) entitled to payments and benefits upon the occurrence of specified events, including termination of employment and/or a change in control of Quanta. The specific terms of these arrangements, as well as an estimate of the compensation that would have been payable had they been triggered as of fiscal year-end, are described below in Executive Compensation. The termination provisions of the Employment Agreements provide (or provided, as applicable) these individuals with a fixed amount of compensation upon termination as an inducement to offset the potential risk of leaving their prior employer or foregoing other opportunities in order to join or maintain employment with us. At the time of entering into these agreements, the Compensation Committee considered our aggregate

COMPENSATION DISCUSSION & ANALYSIS

potential obligations in the context of the desirability of hiring or maintaining the employment of the individual and the expected compensation upon joining or maintaining employment with us. The Employment Agreements do not (or did not, as applicable) contain excise tax gross-up provisions.

Indemnification Agreements

We have indemnification agreements with each of our directors and executive officers, in part to enable us to attract and retain qualified directors and executive officers. These agreements require us, among other things, to indemnify such persons against certain liabilities that may arise by reason of their status or service as directors or officers, to advance their expenses for proceedings for which they may be indemnified (and in responding to discovery requests for any covered proceeding), and to cover such person under any directors’ and officers’ liability insurance policy that we may maintain from time to time. These agreements are intended to provide indemnification rights to the fullest extent permitted under applicable Delaware law and are in addition to any other rights our directors and executive officers may have under our certificate of incorporation and bylaws and applicable law.

Risk Considerations in Our Compensation Program

The Compensation Committee has discussed the concept of risk as it relates to our compensation program for 2023 and does not believe our compensation program encourages excessive or inappropriate risk taking for the following reasons:

•

The Compensation Committee structures executive compensation at the senior leadership level to consist of both fixed and variable compensation. The base salaries of senior leadership are typically set at market levels and are designed to provide a steady income so that senior leadership does not feel pressured to focus exclusively on stock price performance to the detriment of other important business metrics. The variable portions of compensation are generally designed to reward both short-term and long-term performance as measured under several financial and operational performance metrics that support the Company’s strategic objectives. Additionally, RSUs generally vest over three years in equal annual installments, which the Compensation Committee believes promotes retention and encourages senior leadership to focus on sustained stock appreciation. The Compensation Committee believes that the variable elements of compensation are a sufficient percentage (generally at or more than 60%) of overall compensation to motivate superior short-term and long-term corporate results, while the fixed element is also sufficient such that senior leadership is not encouraged to take unnecessary or excessive risks in doing so.

•

The Compensation Committee believes the financial and operational performance measures for determining cash payouts or equity earned under our incentive plans are aligned with Quanta’s short-term and long-term operating and strategic plans and promote corporate responsibility and the long-term sustainability of the Company by advancing the interests of Quanta’s stakeholders, including its stockholders, employees and customers. The Compensation Committee also believes that the targets for those measures are set at challenging, but appropriate, levels that do not encourage unnecessary or excessive risk taking.

•

The Compensation Committee believes that the usage of complementary financial performance metrics, including AIP Adjusted EBITDA and AIP Adjusted EBITDA margin, prevents management from focusing on the generation of revenues at the expense of profit. The Compensation Committee also believes that the complementary metrics of capital efficiency and ROIC incentivize management to achieve operational improvements that decrease the amount of capital required to support revenue growth.

•

The Board has adopted stock ownership guidelines for our executive officers, which the Compensation Committee believes provide a considerable incentive for management to consider Quanta’s long-term interests because a meaningful portion of their personal investment portfolio consists of Quanta common stock.

•

The Board has adopted a prohibition on hedging the economic risk of ownership of Quanta common stock applicable to our directors, executive officers and certain employees, reinforcing the alignment of their long-term interests with those of our stockholders.

•

Compensation at the corporate management, corporate staff and operating company management levels also consists of both fixed and variable compensation. The fixed or base salary portion of compensation is typically set at competitive market levels. The variable portions of compensation are generally designed to reward employees based on Company performance and align with the Company performance metrics utilized for executive compensation. For example, with respect to corporate management, annual cash incentive plan awards are based on the same financial performance goals applicable to executive compensation, and long-term equity incentive awards are based on a number of factors, including individual responsibilities and roles as determined by senior leadership and, in certain cases, financial performance measures. With respect to operating company management, annual cash incentive plan awards are based on financial performance of the applicable operating company, and long-term equity incentive

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COMPENSATION DISCUSSION & ANALYSIS

compensation is based on both financial and safety performance. Overall, these programs are structured to help ensure that compensation incentives throughout the organization are aligned. Additionally, equity awards under these plans generally vest in three equal annual installments to promote retention and align interests throughout Quanta’s decentralized structure.

•	The Compensation Committee retains sole discretion to adjust incentive awards or targets in order to align payouts and potential payouts with performance.

•

Individual awards are capped under our incentive plans, which the Compensation Committee believes mitigates excessive risk taking. Therefore, even if the Company dramatically exceeds its performance goals, awards are limited.

•

Quanta maintains internal controls over the measurement and calculation of performance goals, which are designed to prevent manipulation. In addition, all employees are required to comply with our Code of Conduct, which covers, among other things, accuracy of books and records.

•

Quanta maintains the Recovery Policy and an additional standalone clawback policy and has included clawback provisions under each of its incentive plans, which provide for recovery of certain incentive compensation from officers and key employees of Quanta and its subsidiaries in certain circumstances, as set forth in further detail in Clawback Policy above.

2023 Compensation Process

Role of Compensation Consultant

The Compensation Committee Charter grants to the Compensation Committee the authority to retain, at Quanta’s expense, compensation consultants, outside legal counsel and other advisors, and to approve their fees. These advisors report directly to the Compensation Committee. During 2023, the Compensation Committee independently retained Frederick W. Cook & Co., Inc. (“FW Cook”) to examine our executive compensation program and pay practices and the competitiveness of our executive compensation program relative to public company peer group data. For 2023, the Compensation Committee approved the following companies, which we refer to as our “peer group,” for the purpose of obtaining competitive data for the benchmarking study referenced above:

AECOM (NYSE: ACM)	EMCOR Group, Inc. (NYSE: EME)	KBR, Inc. (NYSE: KBR)	PACCAR Inc. (NASDAQ: PCAR):

Corning Incorporated (NYSE: GLW)	Emerson Electric Co. (NYSE: EMR)	Leidos Holdings, Inc. (NYSE: LDOS)	Parker-Hannifin Corporation (NYSE: PH)

Cummins, Inc. (NYSE: CMI)	Fluor Corporation (NYSE: FLR)	L3Harris Technologies, Inc. (NYSE: LHX)	Textron Inc (NYSE: TXT)

Dover Corporation (NYSE: DOV)	Jacobs Solutions Inc. (NYSE: J)	MasTec, Inc. (NYSE: MTZ)	Westinghouse Air Brake Technologies Corporation (NYSE: WAB)

Eaton Corporation (NYSE: ETN)	Johnson Controls International PLC (NYSE: JCI)

These companies were chosen based on (i) market competition, including companies that compete with Quanta for customers, executive talent and investors; (ii) organization size, with financial characteristics such as revenues or market capitalization similar to those of Quanta; and (iii) industry, including companies in the heavy construction industry and companies that serve pipeline, industrial, communications or power transmission companies. Certain changes were made to the peer group utilized for 2023 as compared to the prior peer group. Specifically, the Compensation Committee determined that Dycom Industries, Inc., Flowserve Corporation and Granite Construction Incorporated should be replaced with Eaton Corporation, Emerson Electric Co., Johnson Controls International, L3Harris Technologies, Inc. and PACCAR Inc. in order to better align the peer group with Quanta based on organization size and financial characteristics. The Compensation Committee may periodically update the companies in future compensation studies as a result of mergers, acquisitions, new publicly traded companies and other changes, using the criteria outlined above.

Compensation studies assist the Compensation Committee in establishing the overall compensation practices that are consistent with our philosophy and guiding principles on executive compensation. Although these studies provide important data, the Compensation Committee uses such studies only as a point of reference and not as a determinative factor for structuring and determining the amount of our NEOs’ compensation. The Compensation Committee also exercises discretion in its use of these studies, and the studies do not supplant the significance of individual and Company performance that the Compensation Committee considers when making compensation decisions.

COMPENSATION DISCUSSION & ANALYSIS

The Compensation Committee has assessed the independence of FW Cook pursuant to the rules prescribed by the SEC and has concluded that no conflict of interest existed in 2023 or currently exists that would prevent FW Cook from serving as an independent consultant to the Compensation Committee.

Management’s Role in the Compensation-Setting Process

Our Chief Executive Officer plays an important role in setting the compensation of our NEOs (other than himself). Our Chief Executive Officer, after taking into account input from other members of management, makes recommendations to the Compensation Committee, but the Compensation Committee has final authority and complete discretion in ultimately determining and setting NEO compensation plans, goals, incentive targets, salaries and cash and equity incentive awards.

At the beginning of each fiscal year, our Chief Executive Officer meets with the Compensation Committee to propose Quanta’s overall financial and operational performance targets for the incentive plans for the current annual and long-term performance periods. The Compensation Committee reviews these performance targets, considering the appropriate range for potential payment and other factors, and adjusts them as it deems appropriate. The Compensation Committee then approves the performance targets for the current fiscal year’s incentive plans.

Following the end of the fiscal year, the Compensation Committee evaluates financial and operational performance relative to the approved performance targets to determine the payouts under our incentive plans, including the prior fiscal year’s incentive plans and any earned and vested awards associated with performance periods completed during the prior fiscal year. At the request of the Compensation Committee, our Chief Executive Officer and certain other members of management also participate in the Compensation Committee’s review and provide detailed reports on, among other things, actual performance relative to Company performance targets. These reports also include the elements of the targeted compensation so that the Compensation Committee may analyze each compensation element included in the compensation mix and the total amount of targeted compensation for each NEO. The Compensation Committee considers these evaluations in determining payouts to be made, if any, under the incentive plans.

Equity Award Grant Practices

The Compensation Committee meets during the first few months of each fiscal year to, among other things, grant equity awards, including equity awards to our NEOs. The timing of this meeting allows the Compensation Committee to review complete financial results for the prior fiscal year when evaluating Company performance. The Compensation Committee may, in its discretion, also grant awards throughout the year, including in connection with the hiring of a new executive officer or the promotion of an employee to an executive officer position.

During 2023, the Compensation Committee granted PSUs and RSUs to the NEOs, all of which were granted under the 2019 Omnibus Plan and are set forth below in the 2023 Grants of Plan-Based Awards Table. Generally, the number of RSUs and PSUs we grant is determined by dividing the aggregate dollar amount intended to be awarded by the average closing price of Quanta common stock for the twenty consecutive trading days immediately preceding the date of grant. RSUs and PSUs are generally settled in Quanta common stock upon vesting. It is not the intention of the Compensation Committee to time the granting of any awards under our incentive plans, including those made to newly hired or newly promoted executive officers, with the release of any material, non-public information.

Impact of Regulatory Requirements on Our Executive Compensation Decisions

Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) (“Section 162(m)”), limits the annual tax deduction for compensation in excess of $1 million paid by a publicly held company to “covered employees,” which generally includes all named executive officers. Although the deductibility of compensation may be considered by the Compensation Committee when making compensation decisions, the Compensation Committee approves and awards compensation that might not be fully tax deductible by the Company if it believes doing so is otherwise in the best interest of Quanta and its stockholders.

Section 409A. The Compensation Committee takes into account whether components of the compensation for our executive officers will be adversely impacted by the penalty tax imposed by Section 409A of the Code, and aims to structure these components to be compliant with or exempt from Section 409A to avoid such potential adverse tax consequences.

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COMPENSATION DISCUSSION & ANALYSIS

“Golden Parachute” Payments. Sections 280G and 4999 of the Code provide that certain executive officers and other service providers who are highly compensated or hold significant equity interests may be subject to an excise tax if they receive payments or benefits in connection with a change in control of the Company that exceeds certain prescribed limits, and that we, or a successor, may forfeit a tax deduction on the amounts subject to this additional tax. While the Compensation Committee may take the potential forfeiture of such tax deduction into account when making compensation decisions, it will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by us. We do not provide any tax gross-ups to cover excise taxes under Section 4999 in connection with a change in control.

Accounting for Share-Based Compensation. We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718, (“ASC Topic 718”), for our share-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including RSUs and PSUs, based on the grant date fair value of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our NEOs may never realize any value from their awards.

Conclusion

We believe our total executive compensation program is designed to pay for performance. It aligns the interests of our executive officers with those of our stockholders and provides executive officers with the necessary motivation to maximize the long-term operational and financial performance of Quanta, while using sound financial controls and high standards of integrity. We also believe that total compensation for each executive officer should be, and is, commensurate with the execution of specified short- and long-term operational, financial and strategic objectives. We believe that the quality of our executive compensation program will continue to be reflected in positive long-term operational, financial and stock-price performance.

EXECUTIVE

COMPENSATION

2023 Compensation Tables

2023 Summary Compensation Table

The following table sets forth the compensation paid or accrued by Quanta in the last three fiscal years to our NEOs:

Name and Current Principal Position(s)			Stock Awards			Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5) ($)	Total(6) ($)
	Year	Salary ($)	PSUs(1) ($)	RSUs(2) ($)	Total(3) ($)

Earl C. (Duke) Austin, Jr. President & Chief Executive Officer	2023	1,287,500	7,575,569	2,987,033	10,562,602	2,453,100	321,330	14,624,532
	2022	1,225,342	6,042,828	2,398,271	8,441,099	2,073,750	298,769	12,038,960
	2021	1,150,000	5,136,966	2,033,907	7,170,873	2,384,813	261,531	10,967,217

Jayshree Desai(7) Chief Financial Officer	2023	735,000	1,558,285	955,754	2,514,039	1,079,364	67,346	4,395,749
	2022	553,890	998,260	1,153,074	2,151,334	663,600	77,396	3,446,220

Redgie Probst Chief Operating Officer	2023	875,000	2,447,363	965,066	3,412,429	1,245,420	54,687	5,587,536
	2022	793,151	1,933,686	1,193,789	3,127,475	973,280	20,659	4,914,565
	2021	687,500	1,228,354	1,547,395	2,775,749	1,459,920	26,630	4,949,799

Derrick A. Jensen Executive Vice President – Business Administration	2023	679,800	1,244,883	763,576	2,008,459	940,707	98,337	3,727,303
	2022	679,800	1,290,989	797,035	2,088,024	827,045	69,121	3,663,990
	2021	679,800	1,192,933	734,707	1,927,640	1,240,567	123,787	3,971,794

Gerald A. (BJ) Ducey, Jr.(8) President – Strategic Operations	2023	650,000	815,788	1,017,236	1,833,024	880,600	92,403	3,456,027

Paul C. Gregory(9) Former Chief Strategy Officer	2023	218,875	2,040,603	1,251,648	3,292,251	—	415,551	3,926,677
	2022	875,500	2,116,174	1,306,454	3,422,628	1,065,133	39,013	5,402,274
	2021	875,500	1,955,390	1,204,282	3,159,672	1,597,700	43,280	5,676,152

(1)

The amounts shown reflect the aggregate grant date fair value of PSUs granted during the fiscal years ended December 31, 2023, 2022 and 2021, calculated in accordance with FASB ASC Topic 718. The grant date fair value is based on the closing price of Quanta common stock on the date of grant for the portion of awards based on performance conditions and on a Monte Carlo valuation for the portion of awards based on TSR, as further described in Note 2 to the Company’s consolidated financial statements in its 2023 Annual Report on Form 10-K. Grant date fair value of PSUs was based on probable achievement of the applicable performance goals, and the value ultimately realized by the NEO upon actual vesting of the awards may or may not be equal to this determined value. PSUs generally vest upon completion of a 3-year performance period (subject to continued service), with the amount that vests based on the achievement of certain company performance conditions and TSR as compared to the S&P MidCap 400 Index. The final amount of earned PSUs can range from 0% to a maximum of 200% (assuming the highest level of performance) of the target amount of unearned PSUs that were granted, and upon settlement, shares of Quanta common stock are issued for each earned PSU. With respect to the PSUs awarded during fiscal year 2023, the grant date fair value, assuming the highest level of company performance conditions were to be achieved, would be as follows: for Mr. Austin, $12,280,235; for Ms. Desai, $2,526,029; for Mr. Probst, $3,967,252; for Mr. Jensen, $2,017,995; for Mr. Ducey $1,322,417; and for Mr. Gregory, $3,307,882. PSU award agreements give holders the right to receive dividend equivalent payments equal to any dividends paid on Quanta common stock, payable at settlement of any earned PSUs. PSUs are described in further detail in Compensation Discussion & Analysis – Executive Compensation Decisions for 2023 – Long-Term Incentive Plan.

(2)

The amounts shown reflect the aggregate grant date fair value of RSUs granted during the fiscal years ended December 31, 2023, 2022 and 2021, calculated in accordance with FASB ASC Topic 718. The grant date fair value is based on the closing price of Quanta common stock on the date of grant, as further described in Note 2 to the Company’s consolidated financial statements in its 2023 Annual Report on Form 10-K. The value ultimately realized by the NEO upon the actual vesting of the awards may or may not be equal to this determined value. For all NEOs, the amounts for fiscal year 2023 reflect annual RSUs granted under the 2023 long-term incentive plan, which generally vest over three years in equal installments commencing in the year following the grant date year, assuming the NEO continues to meet the requirements for vesting. For Mr. Gregory, he became entitled to certain retirement benefits included in his employment agreement with the Company, which resulted in accelerated vesting of the RSUs awarded in 2023 and prior years, as described under Estimated Potential Payments Upon Termination or Change in Control below. Additionally, for Mr. Ducey, the amount also includes a one-time award of RSUs granted in consideration of performance in his prior role, and such RSUs vest on the third anniversary of the date of grant, assuming he continues to meet the vesting requirements. Award agreements for RSUs awarded in fiscal year 2023 give holders the right to receive dividend equivalent payments equal to any dividends paid on Quanta common stock, payable upon vesting and subject to forfeiture if the RSUs do not vest. For further discussion of these equity-based awards, please read Compensation Discussion & Analysis – Executive Compensation Decisions for 2023 – Long-Term Incentive Plan.

(3)	The amounts shown reflect the total of the previous two columns – PSUs and RSUs. All equity-based incentive awards were made pursuant to the 2019 Omnibus Plan.

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EXECUTIVE COMPENSATION

(4)

The amounts shown for 2023 represent the dollar value of cash incentive awards earned under Quanta’s 2023 annual incentive plan. For further details regarding such plan, see Compensation Discussion & Analysis – Executive Compensation Decisions for 2023 – Annual Incentive Plan. The cash incentives reflected in the table were earned during the years indicated but were paid in the first quarter of the following year.

(5)

The amounts reflected for fiscal year 2023 are identified in the 2023 All Other Compensation Table below. For additional detail on the perquisites provided to Quanta’s executive officers, see Compensation Discussion & Analysis – Executive Compensation Decisions for 2023 – Other Compensation and Benefits.

(6)	The amounts shown reflect the sum of the following columns: Salary, Stock Awards – Total, Non-Equity Incentive Plan Compensation, and All Other Compensation.
(7)	Effective July 18, 2022, Ms. Desai was appointed Chief Financial Officer of Quanta. Prior to her appointment, she was not an NEO of Quanta.
(8)	Effective May 23, 2023, Mr. Ducey was appointed President – Strategic Operations of Quanta. Prior to his appointment, he was not an NEO of Quanta.
(9)	Effective as of April 1, 2023, Mr. Gregory retired as Chief Strategy Officer of Quanta and entered into a Consulting Agreement with Quanta.

2023 All Other Compensation Table

Name	401(k) Matching Contribution(a) ($)	Perquisites Policy Items/ Corporate Aircraft Usage(b) ($)	Company Contributions to NQDC Plan(c) ($)	Other(d) ($)	Total ($)
Mr. Austin	14,850	208,533	48,563	49,384	321,330
Ms. Desai	14,850	23,600	25,400	3,496	67,346
Mr. Probst	14,850	23,553	–	16,284	54,687
Mr. Jensen	14,850	22,113	57,398	3,976	98,337
Mr. Ducey	14,850	24,928	50,449	2,176	92,403
Mr. Gregory	14,850	7,735	–	392,966	415,551

(a)	Represents Quanta’s matching contributions to the NEO’s 401(k) account.
(b)

Represents the following: (i) for Mr. Austin, $183,533 for personal use of corporate aircraft, reimbursement of $15,067 for club membership dues and $9,933 for tax planning and financial services; (ii) for Ms. Desai, reimbursement of $23,600 for tax planning and financial services; (iii) for Mr. Probst, reimbursement of $23,553 for tax planning and financial services; (iv) for Mr. Jensen, reimbursement of $22,113 for tax planning and financial services; (v) for Mr. Ducey, reimbursement of $14,418 for club membership dues and $10,510 for tax planning and financial services; and (vi) for Mr. Gregory, reimbursement of $7,735 for club membership dues. The incremental cost to the Company for personal use of corporate aircraft is generally calculated based on the variable operating costs to the Company, which includes, among other things, fuel costs; landing, ramp and parking fees and other similar expenses; supplies and catering; any customs, foreign permit and similar fees; and crew travel expenses. Our aircraft is used primarily for business use; therefore, this methodology generally excludes fixed costs associated with ownership and operation of our aircraft, such as salaries of the pilots and crew; purchase or lease costs of aircraft; maintenance and upkeep costs; hangar rental expense; insurance costs; and taxes. Additionally, family members of NEOs occasionally fly on Quanta’s corporate aircraft when it is flying to a destination for a business purpose. In those cases, there is no incremental cost to Quanta, and as a result, no amount is reflected in the table.

(c)

Represents Quanta’s matching contributions under the nonqualified deferred compensation plan that would have been allocated to the NEO’s 401(k) plan account, but for applicable limits under the Code. For additional information on these contributions by Quanta, see Compensation Discussion & Analysis – Executive Compensation Decisions for 2023 – Deferred Compensation Plan.

(d)

Represents the following: (i) for all NEOs, payment of $288 (or $72 for Mr. Gregory) for identity theft protection and monitoring services; (ii) for Mr. Austin, payment of $45,000 associated with a required regulatory filing and $4,096 associated with premiums for supplemental insurance policies; (iii) for Ms. Desai $3,208 associated with premiums for supplemental insurance policies; (iv) for Mr. Probst, $13,292 for a vehicle allowance and $2,704 associated with premiums for supplemental insurance policies; (v) for Mr. Jensen, $3,688 associated with premiums for supplemental insurance policies; (vi) for Mr. Ducey, $1,888 associated with premiums for supplemental insurance polices; and (vii) for Mr. Gregory, $298,730, representing his pro-rated annual inventive bonus for 2023, $87,500 in consulting fees under his Consulting Agreement and $6,664 associated with premiums for supplemental insurance policies.

EXECUTIVE COMPENSATION

2023 Grants of Plan-Based Awards Table

The following table sets forth information concerning annual cash incentive awards for 2023 and equity-based incentive awards granted during 2023 to each of the NEOs under Quanta’s non-equity and equity incentive plans. Equity-based incentive awards were granted pursuant to the terms of the 2019 Omnibus Plan.

Name	Grant Date	Incentive Plan	Grant Type(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards(4) ($)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
	–	2023 AIP	–	–	1,950,000	3,900,000	–	–	–	–		–
Mr. Austin	3/9/2023	2023 LTIP	PSU	–	–	–	–	43,413	86,826	–		7,575,569
	3/9/2323	2023 LTIP	RSU	–	–	–	–	–	–	18,605	(5)	2,987,033
	–	2023 AIP	–	–	858,000	1,716,000	–	–	–	–		–
Ms. Desai	3/9/2023	2023 LTIP	PSU	–	–	–	–	8,930	17,860	–		1,558,285
	3/9/2023	2023 LTIP	RSU	–	–	–	–	–	–	5,953	(5)	955,754
	–	2023 AIP	–	–	990,000	1,980,000	–	–	–	–		–
Mr. Probst	3/9/2023	2023 LTIP	PSU	–	–	–	–	14,025	28,050	–		2,447,363
	3/9/2023	2023 LTIP	RSU	–	–	–	–	–	–	6,011	(5)	965,066
	–	2023 AIP	–	–	747,780	1,495,560	–	–	–	–		–
Mr. Jensen	3/9/2023	2023 LTIP	PSU	–	–	–	–	7,134	14,268	–		1,244,883
	3/9/2023	2023 LTIP	RSU	–	–	–	–	–	–	4,756	(5)	763,576
	–	2023 AIP	–	–	700,000	1,400,000	–	–	–	–		–
Mr. Ducey	3/9/2023	2023 LTIP	PSU	–	–	–	–	4,675	9,350	–		815,788
	3/2/2023	–	RSU		–	–	–	–	–	3,230	(6)	516,962
	3/9/2023	2023 LTIP	RSU	–	–	–	–	–	–	3,116	(5)	500,274
	–	2023 AIP	–	–	963,050	1,926,100	–	–	–	–		–
Mr. Gregory	3/9/2023	2023 LTIP	PSU	–	–	–	–	11,694	23,388	–		2,040,603
	3/9/2023	2023 LTIP	RSU	–	–	–	–	–	–	7,796		1,251,648

(1)	Types of equity awards include RSUs and PSUs.
(2)

The amounts shown in the “2023 AIP” rows represent target and maximum awards that could be earned by the NEOs under the 2023 annual incentive plan based on base salary rates. There is no threshold award amount applicable to the 2023 annual incentive plan. For further details regarding this plan, see Compensation Discussion & Analysis – Executive Compensation Decisions for 2023 – Annual Incentive Plan. Actual payouts under the 2023 annual incentive plan were finally determined in March 2024 and are reflected in the Non-Equity Incentive Plan Compensation column of the 2023 Summary Compensation Table.

(3)

The amounts shown represent the number of shares of Quanta common stock that could be earned with respect to PSUs granted under the 2023 long-term incentive plan. The number of PSUs that will become earned and vest, and the resulting number of shares of Quanta common stock to be issued, will be determined as soon as administratively practicable after completion of the 3-year performance period ending December 31, 2025, and the number of shares can range from 0% to a maximum of 200% of the target number. PSU award agreements give holders the right to receive dividend equivalent payments equal to any dividends paid on Quanta common stock, payable at settlement of any earned PSUs. PSUs are described in further detail under Compensation Discussion & Analysis – Executive Compensation Decisions for 2023 – Long-Term Incentive Plan.

(4)

The amounts shown reflect the aggregate grant date fair value of RSUs or PSUs granted during the fiscal year ended December 31, 2023 to the NEOs calculated in accordance with FASB ASC Topic 718, as further described in Note 2 to the Company’s consolidated financial statements in its 2023 Annual Report on Form 10-K and footnotes (1) and (2) to the 2023 Summary Compensation Table. The value ultimately realized by the NEO upon the actual vesting of the RSU and PSU awards may not be equal to this determined value.

(5)

The amounts shown represent the number of RSUs that were granted under the 2023 long-term incentive plan. The RSUs awarded generally vest over three years in equal annual installments, assuming the NEO continues to meet the requirements for vesting. For Mr. Gregory, he became entitled to certain retirement benefits included in his employment agreement with the Company, which resulted in accelerated vesting of the RSUs awarded in 2023 and prior years. as described under Estimated Potential Payments Upon Termination or Change in Control below. RSU award agreements give holders the right to receive dividend equivalent payments equal to any dividends paid on Quanta common stock, payable at vesting of the RSUs. For further details regarding the 2023 long-term incentive plan and its components, see Compensation Discussion and Analysis – Executive Compensation Decisions for 2023 – Long-Term Incentive Plan.

(6)

The amount shown represents additional RSUs that were granted to Mr. Ducey in fiscal year 2023. The RSUs vest on the third anniversary of the grant date, assuming Mr. Ducey continues to meet the vesting requirements.

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Narrative to 2023 Summary Compensation Table and 2023 Grants of Plan-Based Awards Table

Quanta was party to the Prior Agreements with Messrs. Austin, Probst and Jensen and Ms. Desai through July 31, 2023 (or, for Mr. Gregory, through his April 1, 2023 retirement date) and, effective August 1, 2023, Quanta entered into Employment Agreements with each of Messrs. Austin, Probst, Jensen and Ducey and Ms. Desai, which superseded their respective Prior Agreements, other than Mr. Ducey, who did not have a Prior Agreement with Quanta. The Prior Agreements each had an initial term of at least two years, with automatic successive one-year renewals thereafter, unless Quanta or the NEO provided at least six months’ prior written notice of non-renewal. Under the Prior Agreements, the NEOs were eligible to receive base salary, as well as cash incentive compensation and benefits, and may be entitled to participate in any other incentive, savings or retirement plans, policies and arrangements that are provided generally to our other executive officers.

Each Employment Agreement provides for an initial one-year employment term and will automatically be extended for subsequent one-year terms unless either party provides notice of non-renewal at least six months prior to the expiration of the then-current employment term. Each of the Employment Agreements provides for an annual base salary (which, as of December 31, 2023, was $1,300,000 for Mr. Austin, $900,000 for Mr. Probst, $679,800 for Mr. Jensen, $700,000 for Mr. Ducey and $780,000 for Ms. Desai) and eligibility to participate in the Company’s annual incentive plan and long-term equity incentive program, with the applicable NEO’s annual cash incentive bonus targeted at a percentage of base salary as determined from time to time by the Board or a committee thereof. In addition, under the Employment Agreements, the NEOs are eligible to participate in the incentive, savings, retirement and health and welfare benefit plans and programs generally available to other peer employees of the Company and entitled to reimbursement of reasonable and necessary business expenses incurred by the NEO in accordance with applicable Company policy.

The Employment Agreements also contain non-competition and non-solicitation covenants restricting the ability of the NEOs to compete with Quanta and solicit Quanta customers and employees during the term of their employment and for a period of one to two years thereafter (depending on whether the termination was involuntary and/or in connection with a change in control), non-disparagement covenants and covenants prohibiting them from disclosing confidential information and trade secrets. Additionally, as described further in Potential Payments Upon Termination or Change in Control, under the terms of the Employment Agreements, each NEO who is currently employed by Quanta is entitled to payments and benefits upon the occurrence of specified events, including termination of employment or a change in control of Quanta. In connection with his retirement, Mr. Gregory became entitled to certain retirement benefits pursuant to his Employment Agreement with the Company, which was negotiated in connection with his employment in 2017, as described in Executive Officer Transition Matters above.

EXECUTIVE COMPENSATION

Outstanding Equity Awards at 2023 Fiscal Year-End

The following table reflects RSUs classified as unvested as of December 31, 2023 and unearned/unvested PSUs with performance periods ending subsequent to December 31, 2023 for each of the NEOs. The table assumes a market value of $215.80 per share, the closing price of Quanta common stock on December 31, 2023.

	Stock Awards

	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2) (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units Or Other Rights That Have Not Vested(3) ($)
Mr. Austin	8,122	(4)	1,752,728
	14,503	(5)	3,129,747
	18,605	(6)	4,014,959
				101,526	(7)	21,909,311
				86,826	(8)	18,737,051
Ms. Desai	1,063	(9)	229,395
	809	(10)	174,582
	1,327	(11)	286,367
	3,222	(12)	695,308
	2,104	(13)	454,043
	5,953	(14)	1,284,657
				15,442	(7)	3,332,384
				17,860	(8)	3,854,188
Mr. Probst	3,187	(15)	687,755
	3,022	(16)	652,148
	7,219	(17)	1,557,860
	6,011	(18)	1,297,174
				32,488	(7)	7,010,910
				28,050	(8)	6,053,190
Mr. Jensen	2,934	(19)	633,157
	4,820	(20)	1,040,156
	4,756	(21)	1,026,345
				21,690	(7)	4,680,702
				14,268	(8)	3,079,034
Mr. Ducey	1,060	(22)	228,748
	1,933	(23)	417,141
	3,230	(24)	697,034
	3,116	(25)	672,433
				8,702	(7)	1,877,892
				9,350	(8)	2,017,730
Mr. Gregory				35,554	(7)	7,672,553
				23,388	(8)	5,047,130

(1)

Cash dividend equivalents that have accrued and, if such shares vest, may also be paid with respect to such shares as follows: Mr. Austin – $18,487; Ms. Desai – $6,120; Mr. Probst – $10,112; Mr. Jensen – $5,985; and Mr.Ducey – $3,374.

(2)

The PSUs for the performance period ended December 31, 2023 are not included in the table as they are considered earned and vested as of December 31, 2023; instead, such PSUs are included below in the 2023 Option Exercises and Stock Vested Table.

61

EXECUTIVE COMPENSATION

(3)

The amounts shown represent the value of shares of Quanta common stock that could be earned with respect to PSUs assuming the number of unearned PSUs included in the table become earned and vested. Cash dividend equivalents that have accrued with respect to the number of shares underlying PSUs outstanding as of December 31, 2023 (i.e., target amount) are as follows: Mr. Austin – $81,667; Ms. Desai – $8,409; Mr. Probst – $22,579; and Mr. Jensen – $17,758; Mr. Ducey – $7,146; and Mr. Gregory – $29,108.

(4)	Includes unvested RSUs awarded in March 2021 that vested on March 26, 2024.
(5)	Includes unvested RSUs awarded in March 2022, (i) 7,252 of which vested on March 4, 2024 and (ii) 7,251 of which vest on March 4, 2025.
(6)	Includes unvested RSUs awarded in March 2023, (i) 6,202 of which vested on March 9, 2024; (ii) 6,202 of which vest on March 9, 2025; and (iii) 6,201 of which vest on March 9, 2026.
(7)

The amounts shown represent the maximum number of shares of Quanta common stock that could be earned with respect to PSUs granted under the 2022 long-term incentive plan, which has a performance period ending December 31, 2024. Pursuant to SEC disclosure instructions, because the Company’s performance in previous years on the metrics governing our PSUs granted under the 2022 long-term incentive plan exceeded target performance, the number of such unearned PSUs and payout value of such unearned PSUs is calculated assuming maximum performance criteria is achieved. The target number of PSUs granted under the 2022 long-term incentive plan and that were outstanding as of December 31, 2023 were as follows: Mr. Austin – 50,763; Ms. Desai – 7,721; Mr. Probst – 16,244; Mr. Jensen – 10,845; Mr. Ducey – 4,351; and Mr. Gregory – 17,777. The actual number of PSUs that will ultimately become earned and vested will be determined as soon as administratively practicable after completion of the 3-year performance periods and can range from 0% to a maximum of 200% of the target number.

(8)

The amounts shown represent the maximum number of shares of Quanta common stock that could be earned with respect to PSUs granted under the 2023 long-term incentive plan, which has a performance period ending December 31, 2025. Pursuant to SEC disclosure instructions, because the Company’s performance during 2023 on the metrics governing our PSUs granted under the 2023 long-term incentive plan exceeded target performance, the number of such unearned PSUs and payout value of such unearned PSUs is calculated assuming maximum performance criteria is achieved. The target number of PSUs granted under the 2022 long-term incentive plan and that were outstanding as of December 31, 2023 were as follows: Mr. Austin – 43,413; Ms. Desai – 8,930; Mr. Probst – 14,025; Mr. Jensen – 7,134; Mr. Ducey – 4,675; and Mr. Gregory – 11,694. The actual number of PSUs that will ultimately become earned and vested will be determined as soon as administratively practicable after completion of the 3-year performance periods and can range from 0% to a maximum of 200% of the target number.

(9)	Includes unvested RSUs awarded in March 2021 that vested on March 4, 2024.
(10)	Includes unvested RSUs awarded in March 2021 that vested on March 26, 2024.
(11)	Includes unvested RSUs awarded in March 2022, (i) 664 of which vested on March 4, 2024 and (ii) 663 of which vest on March 4, 2025.
(12)	Includes unvested RSUs awarded in March 2022, (i) 1,611 of which vested on March 4, 2024 and (ii) 1,611 of which vest on March 4, 2025.
(13)	Includes unvested RSUs awarded in July 2022, (i) 1,052 of which vest on July 18, 2024 and (ii) 1,052 of which vest on July 18, 2025.
(14)	Includes unvested RSUs awarded in March 2023, (i) 1,985 of which vested on March 9, 2024; (ii) 1,984 of which vest on March 9, 2025; and (iii) 1,984 of which vest on March 9, 2026.
(15)	Includes unvested RSUs awarded in March 2021 that vested on March 4, 2024.
(16)	Includes unvested RSUs awarded in March 2021 that vested on March 26, 2024.
(17)	Includes unvested RSUs awarded in March 2022, (i) 3,610 of which vested on March 4, 2024 and (ii) 3,609 of which vest on March 4, 2025.
(18)	Includes unvested RSUs awarded in March 2023, (i) 2,004 of which vested on March 9, 2024; (ii) 2,004 of which vest on March 9, 2025; and (iii) 2,003 of which vest on March 9, 2026.
(19)	Includes unvested RSUs awarded in March 2021 that vested on March 26, 2024.
(20)	Includes unvested RSUs awarded in March 2022, (i) 2,410 of which vested on March 4, 2024 and (ii) 2,410 of which vest on March 4, 2025.
(21)	Includes unvested RSUs awarded in March 2023, (i) 1,586 of which vested on March 9, 2024; (ii) 1,585 of which vest on March 9, 2025; and (iii) 1,585 of which vest on March 9, 2026.
(22)	Includes unvested RSUs awarded in March 2021 that vested on March 26, 2024.
(23)	Includes unvested RSUs awarded in March 2022, (i) 967 of which vested on March 4, 2024 and (ii) 966 of which vest on March 4, 2025.
(24)	Includes unvested RSUs awarded in March 2023, which vest on March 2, 2026.
(25)	Includes unvested RSUs awarded in March 2023, (i) 1,039 of which vested on March 9, 2024; (ii) 1,039 of which vest on March 9, 2025; and (iii) 1,038 of which vest on March 9, 2026.

2023 Option Exercises and Stock Vested Table

The following table reflects certain information regarding the vesting of equity awards held by each of our NEOs during the 2023 fiscal year:

	Stock Awards

Name	Number of Shares Acquired on Vesting(1) (#)		Value Realized on Vesting(2) ($)

Mr. Austin	137,989	(3)	30,399,681

Ms. Desai	13,792	(4)	2,790,244

Mr. Probst	44,286	(5)	9,106,152

Mr. Jensen	36,539	(6)	7,783,912

Mr. Ducey	10,538	(7)	2,383,736

Mr. Gregory	80,397	(8)	16,175,768

(1)

Shares acquired on vesting include shares associated with RSU awards for which restrictions lapsed during fiscal year 2023 and the number of shares of Quanta common stock that became earned and vested with respect to PSUs granted under the long-term incentive plan for 2021, as determined by the Compensation Committee after completion of the 3-year performance period ended December 31, 2023.

(2)

The value realized reflects the market value of the applicable shares as of the date of the vesting of an RSU or PSU award. The actual value ultimately realized by the NEO may be more or less than the value realized as calculated in the above table, depending on whether and when the NEO held or sold the stock and whether the NEO elected to defer all or a portion of the award pursuant to the nonqualified deferred compensation plan maintained by Quanta, as further described in Nonqualified Deferred Compensation in 2023. In addition, cash dividend equivalents were paid upon the vesting of RSU or PSU awards as follows: Mr. Austin – $214,437; Ms. Desai – $15,860; Mr. Probst – $46,948; Mr. Jensen – $52,615; Mr. Ducey – $20,294; and Mr. Gregory – $91,130.

(3)

Includes (i) 7,252 shares that vested on March 4, 2023 (the market value of Quanta common stock as of 12:01 a.m. on that date was $163.12 per share); (ii) 29,203 shares that vested on March 26, 2023 (the market value of Quanta common stock as of 12:01 a.m. on that date was $160.78 per share); and (iii) 101,534 shares associated with earned PSUs for the 3-year performance period ended December 31, 2023 that vested on March 1, 2024 (the market value of Quanta common stock as of 12:01 a.m. on that date was $241.51 per share).

EXECUTIVE COMPENSATION

(4)

Includes (i) 3,338 shares that vested on March 4, 2023 (the market value of Quanta common stock as of 12:01 a.m. on that date was $163.12 per share); (ii) 2,906 shares that vested on March 26, 2023 (the market value of Quanta common stock as of 12:01 a.m. on that date was $160.78 per share); (iii) 1,052 shares that vested on July 18, 2023 (the market value of Quanta common stock as of 12:01 a.m. on that date was $199.31 per share); and (iv) 6,496 shares associated with earned PSUs for the 3-year performance period ended December 31, 2023 that vested on March 1, 2024 (the market value of Quanta common stock as of 12:01 a.m. on that date was $241.51 per share).

(5)

Includes (i) 11,028 shares that vested on March 4, 2023 (the market value of Quanta common stock as of 12:01 a.m. on that date was $163.12 per share); (ii) 8,979 shares that vested on March 26, 2023 (the market value of Quanta common stock as of 12:01 a.m. on that date was $160.78 per share); and (iii) 24,279 shares associated with earned PSUs for the 3-year performance period ended December 31, 2023 that vested on March 1, 2024 (the market value of Quanta common stock as of 12:01 a.m. on that date was $241.51 per share).

(6)

Includes (i) 2,410 shares that vested on March 4, 2023 (the market value of Quanta common stock as of 12:01 a.m. on that date was $163.12 per share); (ii)10,550 shares that vested on March 26, 2023 (the market value of Quanta common stock as of 12:01 a.m. on that date was $160.78 per share); and (iii) 23,579 shares associated with earned PSUs for the 3-year performance period ended December 31, 2023 that vested on March 1, 2024 (the market value of Quanta common stock as of 12:01 a.m. on that date was $241.51 per share).

(7)

Includes (i) 967 shares that vested on March 4, 2023 (the market value of Quanta common stock as of 12:01 a.m. on that date was $163.12 per share); (ii) 1,059 shares that vested on March 26, 2023 (the market value of Quanta common stock as of 12:01 a.m. on that date was $160.78 per share); and (iii) 8,512 shares associated with earned PSUs for the 3-year performance period ended December 31, 2023 that vested on March 1, 2024 (the market value of Quanta common stock as of 12:01 a.m. on that date was $241.51 per share).

(8)

Includes (i) 3,951 shares that vested on March 4, 2023 (the market value of Quanta common stock as of 12:01 a.m. on that date was $163.12 per share); (ii) 17,292 shares that vested on March 26, 2023 (the market value of Quanta common stock as of 12:01 a.m. on that date was $160.78 per share); (iii) 20,505 shares that vested on April 3, 2023 (the market value of Quanta common stock as of 12:01 a.m. on that date was $166.64 per share); and (iv) 38,649 shares associated with earned PSUs for the 3-year performance period ended December 31, 2023 that vested on March 1, 2024 (the market value of Quanta common stock as of 12:01 a.m. on that date was $241.51 per share).

Nonqualified Deferred Compensation in 2023

Under a nonqualified deferred compensation plan maintained by Quanta, certain employees, including the NEOs, are permitted to voluntarily defer receipt of up to 75% of base salary and up to 100% of other cash compensation and/or settlement of certain equity awards. In addition, for each plan year, a plan participant who defers the maximum amount permitted by law under Quanta’s 401(k) plan is credited with an employer matching contribution in the deferred compensation plan equal to the difference between (i) 100% of the first 3% of the compensation deferred under the plan, plus 50% of the next 3% of the compensation deferred under the plan, and (ii) the maximum matching contribution that could be contributed on behalf of the participant under Quanta’s 401(k) plan. Matching contributions vest immediately. Quanta may also make discretionary contributions to the deferred compensation plan, subject to a vesting schedule determined by Quanta at the time of the contribution, provided that vesting accelerates upon a change in control or the participant’s death or retirement. All matching and discretionary employer contributions, whether vested or not, are forfeited upon a participant’s termination of employment for cause or upon the participant engaging in competition with Quanta. Quanta also accrues for dividend equivalents on the shares deferred in the participant’s account at the same time and at the same rate as dividends are paid on Quanta common stock.

Equity awards that are deferred may be settled only in Quanta common stock. The deferred compensation plan permits participants to allocate deferred cash amounts among a group of notional accounts that mirror the gains and/or losses of various investment alternatives. These notional accounts do not provide for above-market or preferential earnings. Each participant may direct investments of the individual accounts set up for the participant under the plan and may make changes in the investments as often as daily. Since each executive officer may choose the investment alternative and may change their allocations from time to time, the return on the investment depends on how well each underlying investment fund performed during the time the executive officer chose it as an investment vehicle. The obligation to pay the balance of each participant’s account is at all times an unsecured obligation of the Company.

Generally, participants receive distributions of deferred amounts upon the earlier of separation from service, the occurrence of a disability, or a specified date (selected at the time of the deferral). Participants may elect to receive distributions in a lump sum or installments, and, in some cases, may elect to delay distribution upon termination of employment for up to five years. Participants are also permitted to withdraw all or a portion of their deferred amounts in the event of an unforeseeable financial emergency. Quanta reserves the right to amend or terminate the plan at any time and for any reason. A participant’s deferral elections must be renewed each year, and elections cannot be revoked or changed during the year.

63

EXECUTIVE COMPENSATION

2023 Nonqualified Deferred Compensation

The following table describes the nonqualified deferred compensation activity for each of our NEOs related to fiscal year 2023.

Name	NEO Contributions in Last Fiscal Year(1) ($)	Company Contributions in Last Fiscal Year(2) ($)	Aggregate Earnings (Losses) in Last Fiscal Year(3) ($)	Aggregate Withdrawals/ Distributions(4) ($)	Aggregate Balance at Last Fiscal Year-End(5) ($)

Mr. Austin	77,250	75,563	865,859	7,374,838	2,912,152

Ms. Desai	662,038	37,490	314,767	970,942	1,002,528

Mr. Probst	–	–	6,259	–	37,537

Mr. Jensen	97,230	57,398	761,702	–	3,228,309

Mr. Ducey	83,030	50,449	120,896	157,684	1,023,265

Mr. Gregory	–	–	35,560	–	267,266

(1)

The amounts shown represent deferred salary, deferred cash incentive payments under the 2023 annual incentive plan and/or the value of equity awards that vested during 2023 but the receipt of which was deferred. Deferred salary and cash incentive payments are included in the 2023 Summary Compensation Table under the Salary and Non-Equity Incentive Plan Compensation columns, respectively. Deferred equity awards are valued based on the closing price of Quanta common stock as of 12:01 a.m. on the deferral date. The following table shows the deferred portion of each NEO’s salary, cash incentive awards, and vested equity awards.

Name	Contribution	Form of Contribution	Amount ($)
Mr. Austin	Salary	Cash	77,250
	Cash Incentive	Cash	–
	Equity Awards	Common Stock	–
Ms. Desai	Salary	Cash	36,750
	Cash Incentive	Cash	–
	Equity Awards	Common Stock	625,288
Mr. Jensen	Salary	Cash	40,788
	Cash Incentive	Cash	56,442
	Equity Awards	Common Stock	–
Mr. Ducey	Salary	Cash	39,000
	Cash Incentive	Cash	44,030
	Equity Awards	Common Stock	–

(2)

The amounts shown are included in the All Other Compensation column of the 2023 Summary Compensation Table, as detailed in the 2023 All Other Compensation Table referenced in footnote (5) to the 2023 Summary Compensation Table. The amounts represent Quanta’s matching contributions that would have been allocated to a participant’s 401(k) plan account, but for applicable limits under the Code.

(3)

The amounts shown represent earnings or losses on deferred cash amounts allocated to notional accounts that mirror the gains and/ or losses of various investment alternatives, dividends paid or accrued, and changes in value of the Quanta common stock underlying deferred equity awards. However, the actual amount of any earnings or losses ultimately realized on the deferred amounts by the NEO will be determined upon distribution/withdrawal of such amounts. The amounts shown are not included in the 2023 Summary Compensation Table because earnings under Quanta’s nonqualified deferred compensation plan were not above-market or preferential.

(4)

The amount shown represents the value of cash and/or equity amounts that Messrs. Austin and Ducey and Ms. Desai received as in-service distributions according to their prior elections. This amount was not included in the 2023 Summary Compensation Table because the payouts related to earnings and contributions in prior fiscal years.

(5)

The aggregate balances as of fiscal year end 2023 include salary and cash incentive contributions that are attributable to compensation earned in 2023 but that were deposited in 2024. The aggregated balances also reflect certain adjustments to aggregate earnings recognized in prior years. Additionally, the aggregate balance for each NEO includes certain amounts included in the Summary Compensation Tables for prior fiscal years, as shown in the following table:

Name	Amount Reported in Prior Summary Compensation Tables ($)(a)	Fiscal Years Reported

Mr. Austin	1,705,682	2014 – 2022

Ms. Desai	499,709	2022

Mr. Probst	17,104	2019 – 2022

Mr. Jensen	2,828,481	2014 – 2022

Mr. Ducey	–	–

Mr. Gregory	198,470	2017 – 2022

(a)

Represents (i) deferred salary and cash incentive awards, (ii) Quanta’s matching contributions and (iii) the value of vested equity awards that have been deferred as of the end of fiscal year 2023, the grant date fair value of which was previously reported.

EXECUTIVE COMPENSATION

Potential Payments Upon Termination or Change in Control

Employment Agreement Terms

As described further in the Narrative to the 2023 Summary Compensation Table and 2023 Grants of Plan-Based Awards Table above, Quanta is and, as of December 31, 2023, was, party to an Employment Agreement with each of the NEOs currently employed by Quanta.

Under the terms of the Employment Agreements, each NEO is entitled to payments and benefits upon the occurrence of specified events, including certain terminations of employment or a change in control of Quanta. The specific terms of these arrangements, as well as an estimate of the compensation that would have been payable had they been triggered as of fiscal year-end, are detailed in the Estimated Potential Payments tables below.

The Employment Agreements provide that if the applicable NEO’s employment is terminated by Quanta without “cause” (and other than due to death or “disability”) or by the applicable NEO for “good reason” (each as defined below) (each, a “qualifying termination”), then, subject to the NEO’s timely execution and non-revocation of a general release of claims and continued compliance with applicable restrictive covenants (the Employment agreements include invention assignment provisions, confidentiality and non-disclosure covenants, non-disparagement restrictions, and non-compete and employee and customer non-solicit restrictions), the NEO will be entitled to receive:

•	A lump-sum amount in cash equal to 18 months (or, for Messrs. Austin and Probst, 24 months) of base salary;

•	A pro-rated annual cash incentive bonus (based on actual performance) for the fiscal year in which the qualifying termination occurs;

•	Quanta-subsidized continued health insurance coverage for up to 18 months (or, for Messrs. Austin and Probst, 24 months) following termination;

•	Quanta-paid outplacement services for up to 12 months following termination (capped at $20,000); and

•	With respect to the NEO’s outstanding equity awards covering Quanta common stock:

•

(a) if, as of the termination date, the NEO’s length of service with Quanta is (i) at least three years but fewer than five years, accelerated vesting of the portion of each equity award (other than an equity award subject to performance-vesting conditions) that would have vested during the 12-month period following termination, and each equity award subject to performance-vesting conditions (each, a “performance award”) will remain outstanding and eligible to vest for a period of 12 months following termination; (ii) at least five years but fewer than ten years, accelerated vesting of the portion of each equity award (other than a performance award) that would have vested during the 24-month period following termination, and each performance award will remain outstanding and eligible to vest for a period of 24 months following termination; and (iii) more than ten years, full accelerated vesting of each equity award (other than a performance award), and each performance award will remain outstanding and eligible to vest following termination (for clarity, all outstanding and unvested equity awards will be forfeited upon the NEO’s qualifying termination if the NEO’s length of service with Quanta as of the termination date is less than three years); and

•

(b) if the NEO’s qualifying termination occurs more than 24 months following a “change in control” of Quanta (as defined below), the NEO will be entitled to full accelerated vesting of all equity awards granted prior to the date of such change in control.

If the NEO’s qualifying termination occurs during the 24-month period following a change in control of Quanta, then, in lieu of the severance payments and benefits described above and subject to the NEO’s timely execution and non-revocation of a general release of claims and continued compliance with applicable restrictive covenants, in addition to accrued amounts, the NEO will be entitled to receive:

•

A lump sum amount in cash equal to the sum of (i) 30 months (or, for Messrs. Austin and Probst, 36 months) of base salary, (ii) 250% (or, for Messrs. Austin and Probst, 300%) of his target annual cash incentive bonus for the fiscal year in which the qualifying termination occurs and (iii) a pro-rated target annual cash incentive bonus for the fiscal year in which the qualifying termination occurs;

•	Quanta-subsidized continued health insurance coverage for up to 30 months (or, for Messrs. Austin and Probst, 36 months) following termination;

•	Quanta-paid outplacement services for up to 12 months following termination (capped at $20,000); and

•	Full accelerated vesting of all outstanding equity awards or equity-linked rights (as defined in in the applicable Employment Agreement).

65

EXECUTIVE COMPENSATION

In addition, pursuant to the Employment Agreements, if the applicable NEO’s employment terminates due to the NEO’s death or “disability” (as defined in the applicable Employment Agreement), then NEO (or the NEO’s estate or beneficiaries, as applicable) will be entitled to full accelerated vesting of any outstanding equity awards covering shares of Quanta common stock, with the performance goals applicable to any such equity award being treated in accordance with the applicable award agreement (or if the award agreement does not specify such treatment, based on actual performance through the termination date and forecasted performance for the remainder of the applicable performance period).

The Employment Agreements do not contain excise tax gross-up provisions. In the event any payment or benefit received by the NEO would be subject to an excise tax under Section 4999 of the Code, such payments and benefits will be reduced to the minimum extent necessary (but in no event less than zero) to avoid application of the excise tax, except that the full payments and benefits will be made if, after payment by the NEO of the excise tax and all other taxes, the NEO would retain a greater after-tax benefit without such reduction.

Change in Control

Under the Employment Agreements, a change in control has the meaning set forth in the 2019 Omnibus Plan (as summarized below under Equity Incentive Plans).

Cause

The Employment Agreements generally define cause, subject to certain conditions and exceptions, as the NEO’s (i) uncured gross negligence in the performance of, intentional nonperformance of, or inattention to, the NEO’s material duties and responsibilities, (ii) willful dishonesty, fraud or material misconduct with respect to Quanta’s business or affairs, (iii) uncured material violation of Quanta’s policies or procedures, (iv) conviction of, plea of nolo contendere, guilty plea, or confession to, an act of fraud, misappropriation or embezzlement or any crime punishable as a felony or any other crime that involves moral turpitude, (v) use of illegal substances or habitual drunkenness, or (vi) uncured material breach of the Employment Agreement.

Good Reason

The Employment Agreements generally define good reason, subject to customary notice and cure provisions, as the occurrence of any of the following with the applicable NEO’s consent: (i) a diminution in the NEO’s annual base salary of ten percent (10%) or more (other than in connection with base salary reductions imposed on all or substantially all of Quanta’s similarly-situated employees), (ii) a diminution in the NEO’s target annual bonus opportunity of ten percent (10%) or more (other than in connection with reductions in annual bonus opportunities imposed on all or substantially all of Quanta’s similarly-situated employees), (iii) a material diminution in the benefits provided to the NEO under Quanta’s health, welfare and 401(k) plans and programs (excluding any changes to the NEO’s bonus and other incentive compensation) (other than in connection with reductions in such benefits imposed on all or substantially all of Quanta’s similarly-situated employees), (iv) the assignment to the NEO of duties inconsistent with the NEO’s position (including office, title and reporting requirements), authority, duties or responsibilities as contemplated by the Employment Agreement or any other action by Quanta that results in a diminution in such position, authority, duties or responsibilities (excluding an isolated, insubstantial and inadvertent action not taken in bad faith), (v) the failure by Quanta or its successor (or a parent thereof) to grant to the NEO, during the twenty-four (24) month period immediately following the consummation of a change in control of Quanta, equity awards or equity-linked incentive compensation having an aggregate that is at least equal to ninety percent (90%) of the average value of the annual equity awards granted to the NEO during the three years immediately prior to the change in control of Quanta (other than in connection with reductions in equity or equity-linked incentive compensation imposed on all or substantially all of the similarly-situated employees of Quanta or its successor, as applicable), (vi) the NEO’s receipt of a notice of intent not to renew the Employment Agreement from Quanta, (vii) with respect to Mr. Austin only, Quanta’s failure to nominate him to the Board during his service as Chief Executive Officer, (viii) in the event of a pending change in control of Quanta, failure of the successor entity to assume the Employment Agreement, (ix) any requirement that the NEO relocate the NEO’s principal place of work to an office or location that is more than 35 miles from the principal location identified in the Employment Agreement (other than a relocation that results in a decrease in the NEO’s one-way commute), or (x) any material breach of the Employment Agreement by Quanta.

EXECUTIVE COMPENSATION

Equity Incentive Plans

Generally, subject to the provisions of the particular award agreement, unvested RSUs and unearned PSUs granted pursuant to Quanta’s equity incentive plans are forfeited by the participant upon termination of such participant’s employment. However, except as otherwise provided in the Employment Agreements (as described above), upon the death of the participant during the participant’s continuous service or upon the occurrence of a “change in control” (as defined in the 2019 Omnibus Plan), (i) outstanding and unvested RSUs generally become vested, and forfeiture restrictions lapse and (ii) certain of the participant’s outstanding and unearned PSUs may become earned and such number of earned PSUs is based on the achievement of applicable performance goals as of the date of death or change in control and the forecasted achievement of such goals for the remainder of the performance period, as determined in the discretion of the Compensation Committee. Additionally, with respect to unearned PSUs, a participant who resigns prior to completion of the 3-year performance period may, at the discretion of the CEO and with approval of the Compensation Committee, earn a pro rata portion (based on the portion of the 3-year performance period during which the participant was employed) of the shares ultimately awarded upon determination of actual achievement levels.

Pursuant to Quanta’s new RSU and PSU award agreements adopted during 2023, equity awards granted subsequent to August 2023 will be subject to double-trigger vesting in connection with a change in control (i.e., requiring a termination of employment without cause within 24 months following a change in control) in which the transaction consideration does not consist solely of cash.

Under the 2019 Omnibus Plan, a change in control is generally deemed to occur upon (i) any sale, lease, exchange or other transfer of all or substantially all of the assets of Quanta, (ii) any person or entity becoming the beneficial owner, directly or indirectly, of securities representing more than 50% of the voting power of Quanta’s then outstanding securities, (iii) certain incumbent (and subsequently approved) directors ceasing to constitute a majority of the members of the Board within a two-year period, (iv) consummation of a merger or other business combination, unless all or substantially all of the beneficial owners of outstanding voting securities of Quanta immediately prior to the transaction beneficially own, directly or indirectly, more than 50% of the voting power of the resulting entity immediately following the transaction, or (v) stockholder approval of a complete liquidation of Quanta.

Deferred Compensation

Generally, participants will receive distributions of deferred amounts under Quanta’s deferred compensation plan upon separation from service, the occurrence of a disability, or a specified date (selected at the time of the deferral) and, subject to specific limitations, upon the occurrence of an unforeseeable financial emergency. The terms of Quanta’s deferred compensation plan are discussed in further detail under Nonqualified Deferred Compensation in 2023, and the 2023 Nonqualified Deferred Compensation Table sets forth the aggregate balances payable to the NEOs under Quanta’s deferred compensation plan pursuant to their distribution elections.

67

EXECUTIVE COMPENSATION

Estimated Potential Payments

The tables below reflect the estimated amounts that would be paid to each NEO upon termination of employment or change in control in varying circumstances identified below. No amounts are paid in the event of termination by Quanta for cause. Except as otherwise indicated, the amounts shown assume that termination or change in control occurred on December 31, 2023 and reflect a market value for Quanta common stock of $215.80 per share, the closing price on such date. Actual amounts to be paid can be determined only upon occurrence of an actual termination or change in control.

Name	Benefit	Death	Disability	Termination by Quanta Without Cause (No Change in Control)	Termination By Executive for Good Reason (No Change In Control)

	Severance(1)	$–	$–	$5,073,100	$5,073,100

Earl C. (Duke) Austin, Jr.	Welfare Benefits	–	–	42,312	42,312
	Equity Benefit(2)	29,220,616	29,220,616	29,220,615	29,220,615

	Total	$29,220,616	$29,220,616	$34,336,027	$34,336,027

	Severance(1)	$–	$–	$2,269,364	$2,269,364

Jayshree Desai	Welfare Benefits	–	–	28,968	28,968
	Equity Benefit(2)	6,717,638	6,717,638	3,216,499	3,216,499

	Total	$6,717,638	$6,717,638	$5,514,831	$5,514,831

	Severance(1)	$–	$–	$3,065,420	$3,065,420

Redgie Probst	Welfare Benefits	–	–	42,312	42,312
	Equity Benefit(2)	10,726,986	10,726,986	10,726,986	10,726,986

	Total	$10,726,986	$10,726,986	$13,834,718	$13,834,718

	Severance(1)	$–	$–	$1,980,407	$1,980,407

Derrick A. Jensen	Welfare Benefits	–	–	31,230	31,230
	Equity Benefit(2)	6,579,526	6,579,526	6,579,526	6,579,526

	Total	$6,579,526	$6,579,526	$8,591,163	$8,591,163

	Severance(1)	$–	$–	$1,950,600	$1,950,600

Gerald A. (BJ) Ducey, Jr.	Welfare Benefits	–	–	35,953	35,953
	Equity Benefit(2)	3,963,167	3,963,167	3,963,167	3,963,167

	Total	$3,963,167	$3,963,167	$5,949,720	$5,949,720

(1)	Amounts for severance benefits include up to $20,000 in outplacement services.
(2)

The equity benefit represents (i) the value of the unvested RSUs held by the NEO as of December 31, 2023 that would vest upon occurrence of the event and (ii) the value of unearned PSUs (at target) held by the NEO as of December 31, 2023 (excluding, for clarity, PSUs for the 2021 – 2023 performance period). As of December 31, 2023, the NEOs held the following unearned PSUs: 94,176 for Mr. Austin; 16,651 for Ms. Desai; 30,269 for Mr. Probst; 17,979 for Mr. Jensen and 9,026 for Mr. Ducey. The actual number of unearned PSUs that would become earned upon occurrence of the event would be based on the forecasted achievement of performance goals for the remainder of the performance periods and can range from 0% to a maximum of 200% (assuming the highest level of performance) of the target amount of unearned PSUs. The amounts included assume performance at target, without reference to forecasted achievement. Cash dividend equivalents that have accrued through December 31, 2023 and may also be paid with respect to such shares (to the extent they vest) are as follows: Mr. Austin – $100,154; Ms. Desai – $14,529; Mr. Probst – $32,691; Mr. Jensen –$23,743; and Mr. Ducey – $10,520.

EXECUTIVE COMPENSATION

Name	Benefit	Change in Control (No Termination)(1)	Termination Without Cause Within 24 Months Following a Change in Control(1)	Termination by Executive for Good Reason Within 24 months Following a Change in Control(1)
	Severance(2)	$–	$11,720,000	$11,720,000
Mr. Austin	Welfare Benefits(3)	–	66,692	66,692
	Equity Benefit(4)	29,220,616	29,220,616	29,220,616
	Total(5)	$29,220,616	$41,007,308	$41,007,308
	Severance(2)	$–	$4,973,000	$4,973,000
Ms. Desai	Welfare Benefits(3)	–	50,554	50,554
	Equity Benefit(4)	6,717,638	6,717,638	6,717,638
	Total(5)	$6,717,638	$11,741,192	$11,741,192
	Severance(2)	$–	$6,680,000	$6,680,000
Mr. Probst	Welfare Benefits(3)	–	66,692	66,692
	Equity Benefit(4)	10,726,986	10,726,986	10,726,986
	Total(5)	$10,726,986	$17,473,678	$17,473,678
	Severance(2)	$–	$4,336,730	$4,336,730
Mr. Jensen	Welfare Benefits(3)	–	54,502	54,502
	Equity Benefit(4)	6,579,526	6,579,526	6,579,526
	Total(5)	$6,579,526	$10,970,758	$10,970,758
	Severance(2)	$–	$4,220,000	$4,220,000
Mr. Ducey	Welfare Benefits(3)	–	62,743	62,743
	Equity Benefit(4)	3,963,167	3,963,167	3,963,167
	Total(5)	$3,963,167	$8,245,910	$8,245,910

(1)

With respect to these scenarios, under award agreements entered into prior to August 2023 the equity benefit is triggered upon a change in control, and, pursuant to the Employment Agreements the remaining amounts are triggered upon termination of employment without cause or for good reason, each as defined above. However, as discussed above in Potential Payments Upon Termination or Change in Control – Employment Agreement Terms, awards made to our NEOs subsequent to August 2023 will be subject to double-trigger vesting in connection with a change in control (i.e., requiring a termination of employment without cause or, if applicable by the NEO for good reason, in either case, within 24 months following a change in control) to the extent the transaction consideration does not consist solely of cash.

(2)	Amounts for severance benefits include up to $20,000 in outplacement services.
(3)

Welfare benefits include an approximation of the cost of continued payment of insurance premiums for up to three years after termination (for Messrs. Austin and Probst) or up to 30 months after termination (for Ms. Desai and Messrs. Jensen and Ducey), based on the actual cost of premiums for 2024 and the estimated costs of premiums for 2025 and 2026.

(4)

The equity benefit represents (i) the value of the unvested RSUs held by the NEO as of December 31, 2023 that would vest upon occurrence of the event and (ii) the value of unearned PSUs (at target) held by the NEO as of December 31, 2023 (excluding, for clarity, PSUs for the 2021 – 2023 performance period). As of December 31, 2023 the NEOs held the following unearned PSUs: 94,176 for Mr. Austin; 16,651 for Ms. Desai; 30,269 for Mr. Probst; 17,979 for Mr. Jensen and 9,026 for Mr. Ducey. The actual number of unearned PSUs that would become earned upon occurrence of the event would be determined by the applicable award agreement and can range from 0% to a maximum of 200% (assuming the highest level of performance) of the target amount of unearned PSUs. The amounts included assume performance at target, without reference to forecasted achievement. Cash dividend equivalents that have accrued through December 31, 2023 and may also be paid with respect to such shares (to the extent they vest) are as follows: Mr. Austin – $100,154; Ms. Desai – $14,529; Mr. Probst – $32,691; Mr. Jensen – $23,743; and Mr. Ducey – $10,520.

(5)

The Employment Agreements do not contain excise tax gross-up provisions. The amounts payable to the NEOs in the event of a change in control may be subject to reduction under Sections 280G and 4999 of the Code.

In connection with his retirement in April 2023, Mr. Gregory entered into a Consulting Agreement with Quanta pursuant to which he became entitled to certain retirement benefits negotiated in connection with his employment by Quanta, consisting of: (i) $150,000 in annual consulting fees, (ii) full accelerated vesting of his outstanding time-based RSUs and continued vesting of outstanding PSUs, (iii) pro-rated annual cash incentive compensation for 2023, based on actual performance, and (iv) subject to his continued provision of the consulting services through the applicable grant date, in the year following the year of retirement, the grant of (x) fully-vested RSUs and (y) PSUs subject to three-year cliff vesting, the value of which will be determined based on his pre-retirement long-term incentive target (pro-rated through the date of his retirement in 2023). In order to receive the continued vesting of PSUs as set forth above, Mr. Gregory is required to provide a minimum amount of consulting services to the Company until all outstanding unearned and unvested PSUs become earned and vested.

69

EXECUTIVE COMPENSATION

Equity Compensation Plan Information

The material features of Quanta’s equity compensation plans are described in Notes 2 and 14 to the consolidated financial statements included in Item 8 of Part II of Quanta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The following table sets forth information as of December 31, 2023 with respect to Quanta’s equity compensation plans, each of which have received stockholder approval.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)

Equity compensation plans approved by security holders(1)	3,242,645	(2)	–	(3)	2,525,827	(4)

Equity compensation plans not approved by security holders	–		–		–

Total	3,242,645	(2)	–	(3)	2,525,827	(4)

(1)	Includes the 2019 Omnibus Plan and the Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (the “2011 Omnibus Plan”).
(2)

Includes (i) 3,044,899 shares issuable in connection with unvested RSUs and a target amount of unearned and unvested awards of PSUs for the performance periods ending on December 31, 2024 and 2025 that may become earned and vested based upon the satisfaction of 3-year Company performance metrics, and (ii) 197,746 previously vested RSUs and previously earned and vested PSUs for which settlement has been deferred according to prior deferral elections. The performance metrics for the PSUs that are scheduled to be earned and vest on December 31, 2025 are described further in Compensation Discussion & Analysis – Executive Compensation Decisions for 2023 – Long-Term Incentive Plan.

(3)	RSUs and PSUs do not have exercise prices.
(4)

Includes, as of December 31, 2023, shares available under the 2019 Omnibus Plan, which provides that the maximum number of shares of Quanta common stock available for issuance in connection with equity awards granted thereunder is 9,639,592 shares, plus any shares underlying share-settling awards previously awarded pursuant to the 2011 Omnibus Plan that are ultimately forfeited, canceled, expired or settled in cash after May 23, 2019.

EXECUTIVE COMPENSATION

Chief Executive Officer Pay Ratio

Summary of Results

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, Quanta is providing the following information about the relationship of the annual total compensation of the median employee of the Company and the annual total compensation of Mr. Austin, Quanta’s CEO. For 2023, Quanta’s last completed fiscal year:

•	the median of the annual total compensation of all employees of Quanta (other than Quanta’s CEO) was $108,385;

•	the annual total compensation of Quanta’s CEO was 14,624,532; and

•	based on this information, the ratio of the annual total compensation of Quanta’s CEO to the median of the annual total compensation of all employees was 135 to 1.

Identification of Median Employee

We determined that during 2023 there was no change in the employee population or employee compensation arrangements that we believe would reasonably result in a significant change to our pay ratio disclosure. Therefore, in accordance with Item 402(u) of Regulation S-K, we elected to use the same median employee identified in connection with the 2022 pay ratio calculation for the 2023 pay ratio disclosure.

In order to identify our median employee with our 2022 pay ratio disclosure, we determined that, as of November 30, 2022, our employee population consisted of 46,158 individuals working at the Company and its consolidated subsidiaries, 39,842 of whom were U.S. employees and 6,316 of whom were non-U.S. employees. As permitted under the rule, for purposes of identifying our median employee, we excluded 2,189 non-U.S. employees, or approximately 4.7% of our total employee population set forth above, and after this adjustment our employee population consisted of approximately 43,969 individuals. The excluded countries, along with the number of employees in each country, were as follows: Australia (1,577); Papua New Guinea (252); Trinidad (132); Israel (109); Gabon (55); Peru (29); Colombia (15); Marshall Islands (13); United Kingdom (6); and Chile (1). We then compared (i) for U.S. employees, the amount of salary and wages (including overtime) of our employees as reflected in our payroll records and as reported to the Internal Revenue Service on Form W-2 for 2022 and (ii) for non-U.S. employees, base salary and wages (including overtime) as reflected in our human resources and payroll records for each country for 2022. For purposes of this disclosure, we utilized the U.S. dollar equivalent of the local currency, based on the average exchange rate for such foreign currency to the U.S. dollar for 2022. We also annualized the compensation of all permanent employees who were newly hired during 2022. We did not utilize any cost-of-living adjustments.

We consistently applied this compensation measure to all employees (other than our CEO) in the employee population. Although we use a variety of pay elements to structure the compensation arrangements of our employees, we believe that the methodology described above is an appropriate, consistently applied compensation measure that provides a reasonable estimate, calculated in a manner consistent with SEC rules based on our payroll and employment records. Because the SEC rules for identifying the median employee allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported by Quanta, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Median Employee Compensation and CEO Compensation

Quanta’s median employee’s annual total compensation for 2023 was determined in accordance with the requirements of Item 402(c)(2) (x) of Regulation S-K, resulting in an annual total compensation of $108,385 for 2023. The amount included in the Total column of the 2023 Summary Compensation Table is utilized for the annual total compensation of Quanta’s CEO.

71

EXECUTIVE COMPENSATION

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation
S-K,
Quanta is providing the following information about the relationship between executive compensation actually paid and the Company’s financial performance.
Required Disclosure of Compensation Actually Paid Versus Performance
The following table discloses compensation actually paid, as calculated under applicable SEC rules, for our Chief Executive Officer (referred to in this discussion as our principal executive officer (“PEO”)) and our non-PEO
NEOs for the fiscal years ended December 31, 2023, 2022, 2021 and 2020. Quanta’s executive compensation programs have a history of aligning pay and performance. This is demonstrated in the Company-selected measure listed below: AIP Adjusted EBITDA, which focuses on cash-based operating performance and, among other things, encourages our NEOs to grow the Company’s business, including through expanding and developing relationships with existing and potential customers and expanding service offerings in existing and adjacent markets, and to more efficiently utilize resources. AIP Adjusted EBITDA represents the largest component of the Company’s annual incentive plan for each of the years listed below and represents a primary driver of improvement in ROIC, which is the largest component of the Company’s long-term incentive plan for each of the years listed below. For additional detail regarding the overall structure of our annual and long-term incentive plans, see
Compensation Discussion
 & Analysis – Executive Compensation Decisions for 2023
.

Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($) (1) (2)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (3)	Average Compensation Actually Paid to Non-PEO NEOs ($) (2)	Value of Initial Fixed $100 Investment Based On:		Net Income ($)	AIP Adjusted EBITDA ($) (5)
					Total Shareholder Return ($)	Peer Group Total Shareholder Return ($) (4)
2023	14,624,532	37,757,134	4,218,658	9,181,936	536.01	186.32	750,689,000	1,930,299,000

2022	12,038,960	39,769,586	4,356,762	10,990,868	353.32	163.33	511,643,000	1,661,473,000

2021	10,967,217	48,236,319	4,353,114	13,991,741	283.50	160.00	491,983,000	1,176,043,000

2020	9,802,905	34,539,536	3,524,134	9,724,273	177.74	114.86	451,959,000	1,065,502,000

(1)	Our PEO included in the table above for each of 2023, 2022, 2021 and 2020 is Earl C. Austin Jr.
(2)
The table below sets forth adjustments made to our PEO’s and each of our non-PEO
NEOs’ total compensation reported in the Summary Compensation Table for the year ended 2023 to determine compensation actually paid. Adjustments utilized in 2022, 2021, and 2020 can be found in the Company’s 2023 Proxy Statement.

	2023
	PEO	Average Non-PEO NEOs

Summary Compensation Table Total	14,624,532	4,218,658

Deduction for Summary Compensation Table Total for Stock Awards	(10,562,602)	(2,612,040)

Increase based on Value of Current Year Awards Outstanding and Unvested at Year End (a)	11,980,655	2,700,411

Increase based on Value of Current Year Awards that Vested in Current Year (a)	–	8,170

Change in Value from Prior Fiscal Year End for Prior Year Awards Outstanding and Unvested at Year End (a)	9,116,076	2,152,350

Change in Value from Prior Fiscal Year End to Vesting Date for Prior Year Awards that Vested in Current Year (a)	12,598,473	2,714,387

Compensation Actually Paid	37,757,134	9,181,936

(a)
The fair value of equity award adjustments for each applicable year were calculated in accordance with FASB ASC 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(3)
Reflects the average total compensation of our
non-PEO
NEOs, as calculated in the Summary Compensation Table for each of the years shown. Our non-PEO
NEOs included in the table above are the following individuals: for 2023, Jayshree Desai, Redgie Probst, Derrick Jensen, Gerald A. (BJ) Ducey, Jr. and Paul Gregory; for 2022, Jayshree Desai, Paul Gregory, Redgie Probst and Derrick Jensen; and for 2021 and 2020, Derrick Jensen, Paul Gregory, Redgie Probst and Donald Wayne.

EXECUTIVE COMPENSATION

(4)
The Company’s peer group for purposes of Item 201(e)(ii) of Regulation
S-K
was utilized for purposes of calculating peer group TSR. Such peer group includes: AECOM, Dycom Industries, Inc., EMCOR Group Inc., Fluor Corporation, Jacobs Solutions Inc., KBR, Inc., MasTec, Inc., MYR Group Inc. and Primoris Services Corporation. In accordance with applicable SEC rules, peer group TSR was calculated on a market capitalization weighted basis according to the respective issuers’ stock market capitalization at the beginning of each period for which a return is indicated. TSR for both the Company and the peer group is based on an initial $100 investment, measured on a cumulative basis from the market close on December 31, 2019, through and including the end of the fiscal year for which TSR is being presented in the table, and assumes that all dividends, if any, were reinvested.

(5)
AIP Adjusted EBITDA is the financial measure from the tabular list of most important measures shown below, which, in the Company’s assessment, represents for 2023 the most important performance measure used to link compensation actually paid to our PEO and non-PEO
NEOs to the Company’s performance. Adjusted EBITDA is defined in
Compensation Discussion
 & Analysis – Executive Compensation Decisions for 2023 – Annual Incentive Plan
and is a
non-GAAP
financial measure. For a reconciliation of AIP Adjusted EBITDA to operating income for the year ended 2023 determined in accordance with GAAP, see Appendix A to this Proxy Statement.

Required Tabular List of Most Important Measures Linking Compensation Actually Paid During 2023 to Company Performance
As required by SEC rules, we disclose below the most important measures used by the Company to link compensation actually paid to our NEOs for 2023 to Company performance. For further information regarding these performance metrics and their function in our executive compensation program, please see
Compensation Discussion
 & Analysis – Executive Compensation Decisions for 2023
.

2023 Most Important Measures
AIP Adjusted EBITDA	ROIC
AIP Adjusted EBITDA Margin	Relative TSR
Safety Performance
Required Disclosure of the Relationship Between Compensation Actually Paid and Financial Performance Measures
The graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative TSR, (ii) our peer group TSR, (iii) our net income and (iv) our AIP Adjusted EBITDA, in each case, for the fiscal years ended December 31, 2023, 2022, 2021 and 2020.
Compensation Actually Paid versus Company TSR and Peer Group TSR

73

EXECUTIVE COMPENSATION

Compensation Actually Paid versus Net Income

Compensation Actually Paid versus AIP Adjusted EBITDA

ADVISORY VOTE TO APPROVE

EXECUTIVE COMPENSATION

Proposal 2: Advisory Vote to Approve Executive Compensation

The Board of Directors unanimously recommends a vote FOR the advisory resolution approving Quanta’s executive compensation.

The Board is committed to excellence in corporate governance. As part of that commitment, and as required by Section 14A(a)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board is providing Quanta’s stockholders with an opportunity to act on an advisory vote to approve the compensation of Quanta’s NEOs, as described in Compensation Discussion & Analysis and in the compensation tables and accompanying narrative disclosure set forth in Executive Compensation.

At the 2023 annual meeting of stockholders, over 90% of Quanta’s stockholders voting on the “say-on-pay” proposal approved the compensation of our NEOs as described in our proxy statement filed with the SEC on April 14, 2023. The Compensation Committee intends to seek stockholder guidance on executive compensation by conducting future advisory votes on executive compensation every year until the next stockholder advisory vote on the frequency of future advisory votes, which is scheduled to occur no later than the 2029 annual meeting of shareholders. We expect our next advisory “say-on-pay” vote will occur at our 2025 annual meeting of stockholders.

The Compensation Committee establishes, recommends and governs the compensation and benefits policies and actions for the NEOs. The Compensation Committee also designs compensation and benefits to align with Quanta’s compensation philosophy, as set forth below.

•	Compensation programs are competitive with market, allowing for attraction and retention of key employees.

•	Compensation programs should be administered equitably throughout the Company.

•	Incentive payouts should vary based on measurable Company performance.

•	Compensation decisions should consider the affordability of the compensation programs on an ongoing basis.

•	Compensation programs should balance short-term and long-term business interests, stakeholder interests, costs / benefits and motivational value.

•	Compensation programs should support Quanta’s overall business strategy and reflect an ownership culture.

•	Compensation programs should reflect the risk profile of the Company and not motivate outsized risks that could materially impact the business.

•	Compensation programs should be able to be communicated transparently to stakeholders.

•	Compensation programs are designed and administered to comply with all applicable laws and regulations and should take into account investor and proxy advisor policies.

Quanta’s executive compensation program is consistent with our compensation philosophy. In particular, a substantial portion of compensation is linked to performance on the strategic objectives of the Company, with a significant portion of target total direct compensation of NEOs each year being “at-risk,” and therefore dependent upon performance against incentive targets or peer company performance or upon continued employment and stock price performance during a vesting period. Moreover, equity-based awards play an important role in our executive compensation program, providing alignment with stockholders, creating incentives for the increase of stockholder value and promoting an ownership culture. Finally, Quanta’s executive compensation program is designed to reward superior performance and provide for a substantial reduction in earned compensation in the event of underperformance.

Overall, the Compensation Committee believes that the total compensation paid and awarded to Quanta’s NEOs in 2023 is reasonable and appropriate. Based on Quanta’s continued strong performance, the financial and operational performance targets established for the 2023 annual and long-term incentive plans generally represented meaningful increases as compared to the performance targets established in prior years.

Annual cash incentives paid under the 2023 annual incentive plan were above target levels due to continued strong company performance and meaningful improvement in certain financial and safety performance as compared to prior years. With respect to

75

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

long-term equity incentive awards, 60% (or 70% in the case of Messrs. Austin and Probst) of those awards remain subject to a 3-year performance period requiring achievement of certain performance targets related to return on invested capital, total stockholder return relative to a broad equity market index, property and equipment utilization (i.e., capital efficiency) and safety and fleet management sustainability metrics, which the Compensation Committee believes are strongly connected to stockholder value creation and the overall performance of the Company. The remainder of the long-term equity incentive awards vest over a 3-year period, further aligning NEO compensation and stockholder value and promoting retention.

For these reasons, the Board unanimously recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to Quanta’s named executive officers, as described pursuant to the compensation disclosure rules of the Securities and Exchange Commission in Quanta’s proxy statement for the 2024 Annual Meeting of Stockholders, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure and any related disclosure, is hereby APPROVED.”

Advisory approval of the resolution on Quanta’s executive compensation requires the affirmative vote of a majority of the voting power of the shares of Quanta common stock present at the Annual Meeting in person or by proxy and that cast a vote on this proposal. The results of this vote are not binding on the Board, whether or not the proposal is adopted. While the resolution is non-binding, the Board values the opinions that stockholders express in their votes and in any additional dialogue. In evaluating the vote on this advisory resolution, the Board intends to consider the voting results in their entirety.

The Board of Directors unanimously recommends a vote FOR the advisory resolution approving Quanta’s executive compensation.

INDEPENDENT

AUDITOR

Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm

The Board of Directors unanimously recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as Quanta’s independent registered public accounting firm.

The Audit Committee has the ultimate authority and responsibility to directly appoint, compensate, retain, oversee, evaluate and, where appropriate, terminate Quanta’s independent registered public accounting firm. The Audit Committee has appointed PricewaterhouseCoopers LLP as Quanta’s independent registered public accounting firm for the fiscal year ending December 31, 2024. PricewaterhouseCoopers LLP has served as Quanta’s independent public accounting firm since June 2002.

Prior to selecting an independent registered public accounting firm, the Audit Committee considers the firm’s qualifications, independence and performance, as well as the advisability and potential impact of selecting a new independent registered public accounting firm. At least annually the Audit Committee also obtains and reviews a report from its current independent registered public accounting firm describing (1) its internal quality control procedures, (2) any material issues raised by their most recent quality-control review (whether internal or peer review) or by any governmental or professional authority inquiry or investigation, within the preceding five years and with respect to an independent audit carried out by the firm, along with any steps taken to deal with any such issues, and (3) all relationships between the firm and Quanta. Additionally, when assessing the public accounting firm’s independence, the Audit Committee reviews all audit and non-audit services provided by the firm in the prior fiscal year. For further information regarding the services provided by PricewaterhouseCoopers LLP during fiscal year 2023, see Audit Fees below.

In accordance with SEC rules, audit partners for independent registered public accounting firms are also subject to rotation requirements that limit the number of consecutive years an individual partner may serve in certain roles. For lead and concurring audit partners, the maximum is five consecutive years of service. We select the lead partner from our independent registered public accounting firm pursuant to this rotation policy following meetings with potential candidates and discussions between the Audit Committee and management.

We are asking our stockholders to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Audit Committee is submitting the appointment of PricewaterhouseCoopers LLP to our stockholders for ratification as a matter of good corporate practice. In the event the stockholders do not ratify the appointment, the Audit Committee will reconsider the appointment. Even if the appointment is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of Quanta and its stockholders.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will be provided an opportunity to make a statement, if they choose, and to respond to appropriate questions.

Ratification of the appointment of PricewaterhouseCoopers LLP as Quanta’s independent registered public accounting firm requires the affirmative vote of a majority of the voting power of the shares of Quanta common stock present at the Annual Meeting in person or by proxy and that cast a vote on this proposal.

The Board of Directors unanimously recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as Quanta’s independent registered public accounting firm.

77

INDEPENDENT AUDITOR

Audit Committee Report

The Audit Committee is composed of four independent directors and operates under a formal written charter adopted by the Board of Directors.

As members of the Audit Committee, our primary purpose is to assist with the Board of Directors’ oversight of (i) the integrity of Quanta’s financial statements, (ii) Quanta’s compliance with applicable legal and regulatory requirements, (iii) the independent registered public accounting firm’s qualifications and independence, (iv) the performance of Quanta’s internal audit function and independent auditors, (v) the Company’s systems of disclosure controls and procedures, (vi) the Company’s internal controls over financial reporting and (vii) compliance with ethical standards adopted by the Company. The Audit Committee is solely responsible for the appointment and compensation of Quanta’s independent registered public accounting firm. Management is responsible for Quanta’s financial reporting processes, including its system of internal controls, and for the preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States. Quanta’s independent registered public accounting firm is responsible for expressing an opinion as to whether the consolidated financial statements are free of material misstatements based on their audit. Our responsibility is to monitor and review these processes. In carrying out our role, we rely on Quanta’s management and independent registered public accounting firm.

We have reviewed and discussed Quanta’s audited consolidated financial statements with management. Management has confirmed to us that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States.

In addition, we have discussed with PricewaterhouseCoopers LLP, Quanta’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

We have received written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with us concerning independence, and we have discussed with PricewaterhouseCoopers LLP its independence from Quanta.

Based on our review and discussions referred to above, we recommended to Quanta’s Board of Directors that Quanta’s audited consolidated financial statements be included in Quanta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the Securities and Exchange Commission.

Worthing F. Jackman, Chairman

Vincent D. Foster

Bernard Fried

Holli C. Ladhani

INDEPENDENT AUDITOR

Audit Fees

The Audit Committee of the Board has adopted a policy requiring pre-approval by the Audit Committee of all audit and permissible non-audit services to be provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. On an annual basis, the Audit Committee reviews and, as it deems appropriate, pre-approves the particular services to be provided by our independent registered public accounting firm and establishes specific budgets for each service. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee must be informed promptly of the provision of each service that is permitted by the pre-approval policy. In addition, the Audit Committee may periodically revise the list of pre-approved services and related fee levels based on subsequent determinations. Any services expected to exceed pre-approved fee levels require the specific pre-approval of the Audit Committee. The Audit Committee may delegate pre-approval authority to one or more of its members.

The following table details the aggregate fees billed by PricewaterhouseCoopers LLP, our independent registered public accounting firm, for fiscal years 2023 and 2022:

	2023	2022
Audit Fees(1)	$6,754,120	$6,078,289
Audit-Related Fees(2)	–	–
Tax Fees(3)	–	–
All Other Fees(4)	84,604	9,754
Total	$6,838,724	$6,088,043

(1)

Represents fees for professional services rendered for the audit of our annual consolidated financial statements, review of our interim consolidated financial statements, review of registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings and assisting in responding to SEC comment letters, evaluation of the effectiveness of Quanta’s internal control over financial reporting, and statutory audits, statutory compliance reviews and financial statement audits of certain of our subsidiaries, as well as out-of-pocket expenses incurred in the performance of audit services.

(2)

Represents fees for professional services rendered for other assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements, including fees for consultations related to the impact of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board or other regulatory or standard-setting bodies.

(3)

Represents fees for professional services rendered for tax planning, compliance and advice related to U.S. federal, state and local matters, international matters, review of U.S. federal, state and local and international tax returns and consulting and implementation of certain tax restructuring transactions.

(4)	Represents consulting fees for the implementation of accounting software and fees for accounting research software tools.

The Audit Committee has reviewed the services performed by PricewaterhouseCoopers LLP and the related fees and has considered whether the provision of non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining independence of PricewaterhouseCoopers LLP. During 2023, no fees for services outside the scope of audit, review, or attestation that exceed the waiver provisions of 17 CFR 210.2-01(c)(7)(i)(C) were approved by the Audit Committee.

79

AMENDMENT TO QUANTA’S RESTATED CERTIFICATE OF INCORPORATION

Proposal 4: Approval of an Amendment to Quanta’s Restated Certificate of Incorporation to Provide for the Exculpation of Officers

The Board of Directors unanimously recommends a vote FOR approval of an amendment to Quanta’s Restated Certificate of Incorporation to provide for the exculpation of officers.

General

As part of its continuing review of our corporate governance standards and practices, the Board unanimously approved and declared advisable an amendment (the “Amendment”) to the Company’s Restated Certificate of Incorporation to update the current exculpation and liability provisions in Article Eleventh of our Restated Certificate of Incorporation to reflect developing law. The form of the proposed Certificate of Amendment to our Restated Certificate of Incorporation setting forth the Amendment, which would be filed with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) if Proposal 4 is approved by our stockholders, is included as Appendix B to this Proxy Statement.

Effective August 1, 2022, Section 102(b)(7) of the General Corporation Law of the State of Delaware (the “DGCL”) was amended (as amended, “Amended 102(b)(7)”) to enable a corporation to include in its certificate of incorporation a provision exculpating certain corporate officers from liability for breach of the fiduciary duty of care in certain circumstances. Previously, Section 102(b)(7) provided for exculpation for directors only. Amended 102(b)(7) allows for the exculpation of certain officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Further, Amended 102(b)(7) does not permit a corporation to exculpate covered officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Under Amended 102(b)(7), the officers who may be exculpated include a person who (i) is the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer of the corporation at any time during the course of conduct alleged in the action or proceeding to be wrongful, (ii) is or was identified in the corporation’s public filings with the SEC because such person is or was one of the most highly compensated executive officers of the corporation, or (iii) has consented to services of process in Delaware by written agreement (collectively, “covered officers”).

Effect of the Amendment

The proposed Amendment would allow for the exculpation of our officers to the fullest extent permitted by the DGCL. As described above, this means that the proposed Amendment would allow for the exculpation of covered officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Further, the Amendment would not limit the liability of officers for any breach of the duty of loyalty to the corporation or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit.

Rationale for Adoption of Amendment

In approving the Amendment and recommending it for approval by our stockholders, the Board considered the narrow class and type of claims to which Amended 102(b)(7) applies, the limited number of officers that are covered by Amended 102(b)(7) and the benefits the Board believes would accrue to the Company from providing officer exculpation including, without limitation, the ability

AMENDMENT TO QUANTA’S RESTATED CERTIFICATE OF INCORPORATION

to attract and retain key officers and the potential to reduce litigation costs associated with frivolous lawsuits. For these reasons, the Board determined that it is advisable and in the best interests of the Company and our stockholders to amend Article Eleventh of our Restated Certificate of Incorporation to add the liability protection afforded by Amended 102(b)(7) for covered officers.

The foregoing description of the proposed Amendment is a summary and is qualified by the full text of the proposed Amendment as set forth in the form of Certificate of Amendment included as Appendix B to this Proxy Statement.

If our stockholders approve the Amendment, the Board has authorized our officers to file the Certificate of Amendment with the Delaware Secretary of State, which we anticipate doing as soon as practicable following stockholder approval of the

Amendment at the Annual Meeting, and the Amendment would become effective upon acceptance by the Delaware Secretary of State.

If our stockholders do not approve the Amendment, the Company’s current exculpation provisions relating to directors will remain in place, and the Certificate of Amendment will not be filed with the Delaware Secretary of State. However, even if our stockholders approve the Amendment, the Board retains discretion under Delaware law not to implement it.

Vote Required

Approval of the Amendment requires the affirmative vote of a majority of the Quanta common stock outstanding and entitled to vote on the Amendment, voting together as a single class. Abstentions and broker non-votes will have the effect of votes against this proposal.

The Board of Directors unanimously recommends a vote FOR approval of an amendment to Quanta’s Restated Certificate of Incorporation to provide for the exculpation of officers.

81

SECURITY

OWNERSHIP

Security Ownership of Certain Beneficial Owners

The following table sets forth information, as of March 28, 2024, unless otherwise indicated, with respect to each person known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of Quanta common stock. Except as indicated otherwise, the beneficial owners named below have sole voting and investment power with respect to the shares indicated as beneficially owned.

Name and Address of Beneficial Owner	Title of Class	Number of Shares of Quanta Common Stock Beneficially Owned		Percent of Class(1)

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, Pennsylvania 19355	Common Stock	16,235,344	(2)	11.1%
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	Common Stock	11,168,211	(3)	7.6%

(1)

The percent of class beneficially owned is calculated based on 146,384,210 shares of Quanta common stock issued and outstanding as of March 28, 2024. In addition, if a person has the right to acquire beneficial ownership of shares within 60 days following March 28, 2024, those shares are deemed beneficially owned by that person as of that date and are deemed to be outstanding solely for the purpose of determining the percentage of Quanta common stock owned. Those shares are not included in the computations for any other person.

(2)

The Vanguard Group, Inc. reported on Schedule 13G/A (Amendment No. 15) filed with the SEC on February 13, 2024 that, as of December 29, 2023, it held sole dispositive power over 15,641,609 shares, shared voting power over 181,181 shares, and shared dispositive power over 593,735 shares.

(3)

BlackRock, Inc. reported on Schedule 13G/A (Amendment No. 15) filed with the SEC on January 26, 2024 that, as of December 31, 2023, it had sole voting power with respect to 10,081,401 shares and sole dispositive power over all 11,168,211 shares. Certain subsidiaries of BlackRock, Inc. are listed on Appendix A to the Schedule 13G/A as having acquired reported shares.

SECURITY OWNERSHIP

Security Ownership of Management

The following table sets forth, as of March 28, 2024, the number of shares of Quanta common stock beneficially owned by (i) each of our directors and director nominees, (ii) each of our NEOs listed in the 2023 Summary Compensation Table and (iii) all of our directors and executive officers as a group. Unless otherwise noted, the address of each beneficial owner is c/o Quanta Services, Inc., 2727 North Loop West, Houston, Texas 77008.

	Number of Shares of Quanta Common Stock Beneficially Owned(1)

Name of Beneficial Owner	Number(2)		Percent of Class
Non-Employee Directors and Director Nominees:(3)
Vincent D. Foster	201,652	(4)	*
Bernard Fried	39,692	(4)(5)	*
David M. McClanahan	44,352		*
Margaret B. Shannon	34,063		*
Worthing F. Jackman	26,576	(4)	*
Doyle N. Beneby	26,818		*
Martha B. Wyrsch	9,965		*
Holli C. Ladhani	2,882		*
R. Scott Rowe	1,116		*
Raúl J. Valentín	–		*
Warner L. Baxter	–		*
Jo-ann dePass Olsovsky	–		*
Named Executive Officers:
Earl. C. (Duke) Austin, Jr.	709,324	(5)(6)	*
Derrick A. Jensen	265,505	(4)(6)	*
Paul C. Gregory	232,807	(6)	*
J. Redgie Probst	70,209	(5)(6)	*
Jayshree Desai	24,421	(6)	*
Gerald A. (BJ) Ducey, Jr.	26,993	(6)	*
All directors and current executive officers as a group (18 persons)	1,535,064	(4)(5)(6)	1.1%

*	Percentage of shares does not exceed 1%.
(1)

The percent of class beneficially owned is calculated based on 146,384,210 shares of Quanta common stock issued and outstanding as of March 28, 2024, adjusted as required by the rules promulgated by the SEC. Shares of Quanta common stock that may be acquired upon vesting of RSUs within 60 days of March 28, 2024 and vested equity awards that are not yet settled are deemed outstanding and beneficially owned by the person holding such RSUs for purposes of computing the number of shares and percentage beneficially owned, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.

(2)

Except as otherwise indicated, the persons named have sole voting and investment power with respect to all shares of Quanta common stock shown as beneficially owned by them, subject to community property laws where applicable.

(3)	Mr. Austin is an executive officer and director of Quanta, but his beneficial ownership is reported with the executive officers.
(4)

Includes RSUs and PSUs for which settlement has been or will be deferred, pursuant to the deferred compensation plans maintained by Quanta as follows: 23,558 units for Foster; 28,526 units for Mr. Fried; 10,489 units for Mr. Jackman; 7,856 units for Mr. Jensen; and 76,252 units for all directors and executive officers as a group.

(5)

Includes shares held by family members or family trusts or family limited partnerships as to which the named person and his or her spouse have shared voting and investment power as follows: 14,747 shares for Mr. Fried; 20,000 shares for Mr. Austin; 20,000 shares for Mr. Probst; and 55,122 shares for all directors and executive officers as a group.

(6)

Does not include shares underlying PSUs that vest only to the extent performance objectives are achieved as follows: 127,832 units for Mr. Austin; 23,100 units for Mr. Jensen; 31,569 units for Mr. Gregory; 42,350 units for Mr. Probst; 24,504 units for Ms. Desai; 13,556 units for Mr. Ducey; and 255,822 units for all directors and current officers as a group.

83

SECURITY OWNERSHIP

Employee, Officer and Director Hedging

Under Quanta’s Insider Trading Policy, the Company’s directors and executive officers, certain other Company employees, designated by virtue of their position and access to material nonpublic information, and certain of their respective family members are prohibited from entering into certain specified transactions in securities of the Company. Family members include those who reside with the director or employee and those who do not live in their household but whose transactions are directed by or subject to their influence or control.

The prohibited transactions include short sales, puts, calls or other derivative securities, on an exchange or in any other organized market, as well as hedging, monetization transactions or similar arrangements, such as prepaid variable forwards, forward sale contracts, equity swaps, collars, zero-cost collars and other derivative transactions. These prohibitions apply to transactions involving all Company securities, including Quanta common stock, options to purchase Quanta common stock, or any other type of securities that the Company may issue, including (but not limited to) preferred stock, convertible debentures and warrants, as well as derivative securities that are not issued by the Company, such as exchange-traded put or call options or swaps relating to the Company’s securities.

CERTAIN

TRANSACTIONS

Related Party Transactions

North Houston Pole Line, LP (“North Houston”) and Digco Utility Construction, L.P. (“Digco”), each a wholly-owned subsidiary of Quanta, are party to certain facility leases with Properties Etc. Partnership, LP (“Properties Etc.”), the general partner and 50% owner of which is Earl C. (Duke) Austin, Jr., who is our President, Chief Executive Officer and a director. During 2023, these subsidiaries of Quanta paid an aggregate of $516,952 to Properties Etc. in rent expense to these leases. These leases have terms through August 2026, and as of December 31, 2023 provided for aggregate remaining lease obligations of $1,378,538 through the conclusion of the lease terms. In addition, North Houston is a party to a facility lease with Mr. Austin and paid Mr. Austin $174,240 in rent expense for 2023 related to this lease and, over the term of the lease, North Houston has incurred certain costs associated with necessary leasehold improvements to this property. As of December 31, 2023, the aggregate remaining lease obligations under this lease were $464,640 through the conclusion of the lease term in August 2026. Further, North Houston is a party to a facility lease with Mr. Austin’s father and paid Mr. Austin’s father $217,800 in rent expense for 2023 related to this lease. As of December 31, 2023, the aggregate remaining lease obligations under this lease were $580,800 through the conclusion of the lease term in August 2026. These leases relate primarily to facilities that were occupied by North Houston when Quanta acquired North Houston in 2002. Based upon an independent market valuation, we believe that the rental rates of these leases are aligned with fair market value.

Additionally, during 2023, Quanta employed Colton Austin, the son of Mr. Austin. Colton Austin received an aggregate of $293,539 from Quanta in salary, non-equity incentive compensation, health and welfare coverage and 401(k) plan matching contributions. In addition, during 2023 Quanta granted 193 RSUs to Colton Austin, with a grant date fair value of $160.05 per share, vesting in three equal annual installments beginning in the first quarter of 2024. The RSUs were granted on the same terms and conditions as RSUs granted to other U.S. employees in 2023.

During 2023, Digco employed Cross Austin, the son of Mr. Austin. Cross Austin received an aggregate of $188,638 from Digco in salary, non-equity incentive compensation, health and welfare coverage and 401(k) plan matching contributions. In addition, during 2023 Digco granted 77 Quanta RSUs to Cross Austin, with a grant date fair value of $160.05 per share, vesting in three equal annual installments beginning in the first quarter of 2024. The RSUs were granted on the same terms and conditions as RSUs granted to other U.S. employees in 2023.

Warner L. Baxter, a nominee for director, previously served as Chairman, President and Chief Executive Officer of Ameren Corporation from 2014 until January 2022, and as Executive Chairman from January 2022 until November 2023. Ameren Corporation is a customer of Quanta and accounted for approximately $66.0 million, or 0.3%, of the Company’s consolidated revenues for the fiscal year ended December 31, 2023.

Certain wholly-owned subsidiaries of Quanta, are party to certain facility leases with Three String Holdings, LLC, the 40% owner of which is Redgie Probst, who is our Chief Operating Officer. During 2023, these subsidiaries of Quanta paid an aggregate of $998,018 to Three String Holdings in rent expense related to these leases and, over the term of the leases, the subsidiaries have incurred certain costs associated with necessary leasehold improvements to these properties. These leases have terms extending through October 2028, and as of December 31, 2023, provided for aggregate remaining lease obligations of $4,038,304 through the conclusion of the lease terms. In addition, a certain Quanta subsidiary is a party to a facility lease with Wasatch Aviation 1, LLC (“Wasatch”), the 50% owner of which is Mr. Probst, and paid Wasatch $54,000 in rent expense for 2023 related to this lease and incurred $300,000 in costs associated with leasehold improvements to this property. As of December 31, 2023, the aggregate remaining lease obligations under this lease were $193,500 through the conclusion of the lease term in July 2027. Further, certain wholly-owned Quanta subsidiaries are party to certain facility leases with PSB Holdings, LLC, the 33.3% owner of which is Mr. Probst. During 2023, these subsidiaries of Quanta paid an aggregate of $258,000 to PSB Holdings in rent expense related to these leases. The leases have terms extending through May 2027, and as of December 31, 2023, provided for aggregate remaining lease obligations of $859,967. Further, certain wholly-owned Quanta subsidiaries are party to aircraft dry lease agreements with Wasatch that provide for certain business and operational-related travel, and subsidiaries of Quanta paid an aggregate of $1,941,204 in 2023 to Wasatch under these leases. Additionally, another wholly-owned subsidiary of Quanta is party to a facility lease with P&C Investments, LLC., which is partially owned by Mr. Probst, and paid P&C Investments, LLC. $122,274 in rent expense related to the lease.

85

CERTAIN TRANSACTIONS

Review of Related Party Transactions

We have a written policy and procedures for the review, approval and ratification of transactions with related persons. Under our policy, related persons include, among others, our executive officers and corporate employees, certain employees of our subsidiaries, directors, principal stockholders, and immediate family members of such persons. The transactions covered under our policy generally include any business transaction between Quanta and a related person, including, among others, the lease of real property from a related person, the employment of a related person, the sale of inventory or supplies to or the purchase of inventory or supplies from a related person, and the supply of services to or receipt of services from a related person. Related party transactions involving an amount exceeding $120,000 and in which any of our directors, director nominees, executive officers, beneficial owners of greater than five percent (5%) of any class of our voting securities, or any immediate family members of the foregoing may have an interest require the approval of the Audit Committee. In considering the approval of any related party transaction, a legitimate business case must be presented that includes, among other things, whether the transaction terms are no less favorable than the terms generally available to an unaffiliated third party, the materiality of the transaction and the reasons that the transaction is beneficial to Quanta.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities to file various reports with the SEC concerning their holdings of, and transactions in, our securities. Copies of these filings must be furnished to us. Based solely on our review of the copies of those forms furnished to us and written certifications from our directors and executive officers, we believe that, during 2023, all of our directors and executive officers were in compliance with the applicable filing requirements except that for each of Earl C. Austin, Jr., President and Chief Executive Officer of the Company and for Jayshree Desai, Chief Financial Officer of the Company, one report on Form 4 covering tax withholding on previously deferred compensation was filed one day late.

GENERAL

INFORMATION

Questions and Answers about the Annual Meeting

What is the purpose of the Annual Meeting?

The Annual Meeting will be Quanta’s regular annual meeting of stockholders, and stockholders will be asked to vote on the following matters:

•	election of eleven directors nominated by Quanta’s Board;

•	approval, by non-binding advisory vote, of Quanta’s executive compensation;

•	ratification of the appointment of PricewaterhouseCoopers LLP as Quanta’s independent registered public accounting firm for fiscal year 2024; and

•	approval of an amendment to Quanta’s Restated Certificate of Incorporation to provide for the exculpation of officers.

How does the Board recommend that stockholders vote?

The Board recommends that stockholders vote as follows:

•	FOR the election of all nominees as directors;

•	FOR the advisory resolution approving Quanta’s executive compensation;

•	FOR ratification of the appointment of PricewaterhouseCoopers LLP as Quanta’s independent registered public accounting firm for fiscal year 2024; and

•	FOR the amendment to Quanta’s Restated Certificate of Incorporation to provide for the exculpation of officers.

When and where is the Annual Meeting?

The Annual Meeting will be held at the Company’s corporate headquarters, located at 2727 North Loop West, Houston, Texas 77008, on May 24, 2024 at 8:30 a.m. local time. As always, we encourage you to vote your shares prior to the Annual Meeting.

Who can attend the Annual Meeting?

All stockholders of record as of April 1, 2024, or their duly appointed proxies, may attend the Annual Meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the Annual Meeting will be on a first-come, first-served basis. Registration and seating will begin at 8:00 a.m. on May 24, 2024. Each stockholder will be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. To obtain directions to the Annual Meeting, please contact our Corporate Secretary at (713) 629-7600.

If you hold your shares in “street name” (that is, through a broker, bank or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Holders of record of Quanta common stock at the close of business on April 1, 2024, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting, or at any adjournments or postponements of the Annual Meeting, unless a new record date is then set. As of April 1, 2024, there were 146,384,210 shares of Quanta common stock outstanding and entitled to vote.

87

GENERAL INFORMATION

What are the voting rights of the holders of Quanta common stock?

Each share of Quanta common stock is entitled to one vote on each matter on which it may vote. The required vote to approve each item to be voted on at the Annual Meeting is described below.

What vote is required to approve each item to be voted on at the Annual Meeting?

Directors are elected by a majority of the votes cast with respect to such director in uncontested elections, such that a nominee for director will be elected to the Board if the votes cast FOR the nominee’s election exceed the votes cast AGAINST such nominee’s election. Abstentions and broker non-votes are not counted as votes cast for purposes of the election of directors and, therefore, will have no effect on the outcome of such election. Even if an incumbent nominee is not re-elected, he or she will remain in office as a director until his or her earlier resignation or removal. Each of the current director nominees has signed a letter of resignation that will be effective if the nominee is not re-elected at the Annual Meeting and the Board accepts the resignation following the Annual Meeting. If an incumbent nominee is not re-elected, the Board will decide whether to accept the director’s resignation in accordance with the procedures listed in Quanta’s Corporate Governance Guidelines, which are available in the Investors / Governance section of our website at www.quantaservices.com.

Advisory approval of the resolution on Quanta’s executive compensation, and ratification of the appointment of PricewaterhouseCoopers LLP as Quanta’s independent registered public accounting firm will be decided by a majority of the votes cast with respect to such matter, such that votes cast FOR the proposal must exceed the votes cast AGAINST the proposal for the proposal to succeed. Abstentions and broker non-votes are not counted as votes cast for purposes of these proposals and will have no effect on the outcome of the vote on such proposals. Additionally, with respect to approval of the resolution on Quanta’s executive compensation, the results of the vote are not binding on the Board, whether or not the proposal is adopted by the aforementioned voting standard. In evaluating the vote on this resolution, the Board intends to consider the voting results in their entirety.

Approval of the Amendment requires the affirmative vote of a majority of the Quanta common stock outstanding and entitled to vote on the Amendment, voting together as a single class. Abstentions and broker non-votes will have the effect of votes AGAINST this proposal.

Any other matter properly brought before the Annual Meeting will be decided by the affirmative vote of a majority of the votes cast with respect to the matter.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

In accordance with SEC rules, we are providing access to our proxy materials over the Internet. As a result, we have sent to most of our stockholders a notice instead of a paper copy of the proxy materials. The notice contains instructions on how to access the proxy materials over the Internet and how to request a paper copy. In addition, stockholders may request to receive future proxy materials in printed form by mail or electronically by e-mail. A stockholder’s election to receive proxy materials by mail or e-mail will remain in effect until the stockholder terminates it.

Why didn’t I receive a notice in the mail regarding the Internet availability of proxy materials?

We are providing certain stockholders, including those who have previously requested to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of a notice. If you would like to reduce the costs incurred by Quanta in printing and mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card to vote using the Internet. When prompted, indicate that you agree to receive or access stockholder communications electronically in the future.

Can I vote my stock by completing and returning the notice?

No. The notice will, however, provide instructions on how to vote by Internet, by telephone, by requesting and returning a paper proxy card, or by submitting a ballot in person at the Annual Meeting.

GENERAL INFORMATION

How can I access the proxy materials over the Internet?

Your notice or proxy card will contain instructions on how to view our proxy materials for the Annual Meeting on the Internet. Our proxy materials are available at www.proxydocs.com/PWR.

How do I vote?

You may vote by any of the following methods:

(i) Internet. Vote on the Internet at www.proxypush.com/PWR. This website also allows electronic proxy voting using smartphones, tablets and other web-connected mobile devices (additional charges may apply pursuant to your service provider plan). Simply follow the instructions on the notice, or if you received a proxy card by mail, follow the instructions on the proxy card and you can confirm that your vote has been properly recorded. If you vote on the Internet, you can request electronic delivery of future proxy materials. Internet voting facilities for stockholders will be available 24 hours a day and will close at the start of the Annual Meeting for stockholders of record and at 11:59 p.m. (Eastern Time) on May 23, 2024 if you hold your shares in “street name.”

(ii) Telephone. Vote by telephone by following the instructions on the notice or, if you received a proxy card, by following the instructions on the proxy card. Easy-to-follow voice prompts allow you to vote your stock and confirm that your vote has been properly recorded. Telephone voting facilities for stockholders will be available 24 hours a day and will close at the start of the Annual Meeting for stockholders of record and, in certain circumstances, depending on your proxy intermediary, at 11:59 p.m. (Eastern Time) on May 23, 2024 if you hold your shares in “street name.”

(iii) Mail. If you received a proxy card by mail, vote by mail by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed without indicating how you want to vote, then your proxy will be voted as recommended by the Board. If mailed, your completed and signed proxy card must be received by May 23, 2024.

(iv) Meeting. You may attend and vote at the Annual Meeting. The Board recommends that you vote using one of the first three methods discussed above, as it is not practical for most stockholders to attend and vote at the Annual Meeting. Using one of the first three methods discussed above to vote will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If your stock is held in street name (for example, held in the name of a bank, broker, or other nominee), you must obtain a proxy executed in your favor from your bank, broker or other holder of record to be able to vote in person at the Annual Meeting.

If I vote by telephone or Internet and received a proxy card in the mail, do I need to return my proxy card?

No, you do not need to return your proxy card if you vote by telephone or Internet.

If I vote by mail, telephone or Internet, may I still attend the Annual Meeting?

Yes, you may attend the Annual Meeting even if you have voted by mail, telephone or Internet.

Can I change my vote?

Yes. You may revoke your proxy before the voting polls are closed at the Annual Meeting, by the following methods:

•	voting at a later time by Internet on the website www.proxypush.com/PWR as described above;

•	voting at a later time by telephone, following the instructions included with your notice or proxy card, as described above;

•	voting in person, or giving notice to the inspector of elections, at the Annual Meeting; or

•	signing, dating and delivering to Quanta’s Corporate Secretary a proxy with a later date or a written revocation of your most recent proxy.

The powers of the proxy holders will be revoked with respect to your shares if you attend the Annual Meeting in person and vote your shares in person by completing a written ballot. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy. If you hold your shares in street name and you instruct your broker, bank or other nominee how to cast votes on your behalf, you may later revoke your voting instructions by informing the holder of record in accordance with that entity’s procedures.

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GENERAL INFORMATION

What is the effect of an advisory vote?

Because your vote with respect to approval of our named executive officer compensation is advisory, the voting results will not be binding upon the Board. However, our Compensation Committee and the Board will take the outcome of the vote into account when considering future compensation arrangements for our executive officers.

What constitutes a quorum?

The holders of shares representing a majority of the aggregate outstanding shares entitled to vote must be present, in person or by proxy, to constitute a quorum to transact business at the Annual Meeting. As of April 1, 2024, there were 146,384,210 shares of Quanta common stock outstanding and entitled to vote.

Your stock is counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum at the Annual Meeting.

What are broker non-votes?

The NYSE permits brokers to vote their customers’ stock held in street name on routine matters, such as the ratification of the appointment of our independent registered public accounting firm, when the brokers have not received voting instructions from their customers. However, the NYSE does not allow brokers to vote their customers’ shares held in street name on non-routine matters unless they have received voting instructions from their customers. In such cases, the uninstructed shares for which the broker is unable to vote are called broker non-votes.

What routine matters will be voted on at the Annual Meeting?

Ratification of the appointment of our independent registered public accounting firm is the only matter to be voted on at the Annual Meeting on which brokers may vote in their discretion on behalf of customers who have not provided voting instructions.

What non-routine matters will be voted on at the Annual Meeting?

The election of directors, the advisory vote on executive compensation, and the vote on the amendment to our Restated Certificate of Incorporation to provide for the exculpation of officers are non-routine matters on which brokers are not allowed to vote unless they have received voting instructions from their clients.

What is the effect of not casting a vote?

If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the matters that properly come before the Annual Meeting. If you hold your shares in street name, and you do not instruct your broker, bank or other nominee how to vote in the election of directors, the advisory vote to approve executive compensation, the vote on the amendment to our Restated Certificate of Incorporation or any other non-routine matter, no votes will be cast on your behalf on such matters, but your broker, bank or other nominee will continue to have discretion to vote any uninstructed shares on the ratification of the appointment of our independent registered public accounting firm.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K or an amendment thereto timely filed with the SEC. You may access or obtain a copy of this and other reports free of charge on the

Company’s website at www.quantaservices.com or by contacting our investor relations department at investors@quantaservices.com. Also, the referenced Current Report on Form 8-K, any amendments thereto and other reports filed by Quanta with the SEC are available to you on the SEC’s website at www.sec.gov.

GENERAL INFORMATION

Who conducts and pays for the proxy solicitation related to the Annual Meeting?

The proxies being solicited hereby are being solicited by Quanta on behalf of the Board. These and other costs of soliciting proxies hereby, which may include the cost of preparing, printing and mailing the proxy materials, will be borne by Quanta. Our officers, directors and employees may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile, postings on our website or other electronic means. We will also request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to beneficial owners of Quanta common stock and obtain their voting instructions. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of Quanta common stock.

Can I get more than one copy of the proxy materials if multiple stockholders are located at my address?

In some instances, only one Proxy Statement and annual report is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one of those stockholders. Quanta undertakes to promptly deliver upon written or oral request a separate copy of such materials to any stockholder at a shared address to which a single copy of the documents was delivered. Stockholders sharing an address may also request delivery of a single copy of the proxy materials, but in such event will still receive separate proxies for each account. To request separate or single delivery of these materials now or in the future, stockholders should notify Quanta by contacting the Corporate Secretary in writing at Quanta Services, Inc., 2727 North Loop West, Houston, Texas 77008 or by phone at (713) 629-7600.

What if I receive more than one proxy card?

If you hold your shares in more than one type of account or your shares are registered differently, you may receive more than one proxy card. We encourage you to vote each proxy card that you receive.

Stockholder Proposals and Nominations of Directors for the 2025 Annual Meeting

Stockholders who desire to submit a proposal for inclusion in Quanta’s proxy materials for the 2025 annual meeting of stockholders may do so by complying with the procedures set forth in Rule 14a-8 of the Exchange Act. To be eligible for inclusion in our proxy materials under Rule 14a-8, stockholder proposals must be received by Quanta’s Corporate Secretary at our principal executive offices no later than December 13, 2024. Stockholder proposals should be addressed to Corporate Secretary, Quanta Services, Inc., 2727 North Loop West, Houston, Texas 77008.

Under our bylaws, with respect to any stockholder proposal that is not submitted for inclusion in next year’s proxy statement under Rule 14a-8, but instead is proposed to be presented directly at our 2025 annual meeting, and with respect to any stockholder nominees for director election, a stockholder’s notice must be received by our Corporate Secretary at the address of our principal executive offices set forth above not earlier than January 24, 2025 and not later than February 23, 2025 (unless the 2025 annual meeting date is before April 24 or after June 23 in which case we must receive such notice not earlier than the close of business 120 days before such annual meeting date and not later than the close of business on the later of 90 days before such annual meeting date or 10 days after we first publicly announce the date of such annual meeting). However, if the number of directors to be elected at the 2025 annual meeting of stockholders is increased and creates a vacancy and we do not publicly announce the nominee(s) for the new directorship(s) by February 13, 2025, a stockholder’s notice solely with respect to nominee(s) for the additional directorship(s) must be received by our Corporate Secretary not later than 10 days after we first publicly announce the increase in the number of directors.

Pursuant to the proxy access provisions in our bylaws, a stockholder or group of up to 20 stockholders owning in the aggregate 3% or more of Quanta’s common stock continuously for at least three years may nominate and include in our proxy materials director nominees constituting up to 20% of the number of directors in office or two nominees, whichever is greater, provided the stockholder(s) and nominee(s) satisfy the requirements included in our bylaws. If a stockholder or group of stockholders wishes to

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GENERAL INFORMATION

nominate one or more director candidates to be included in our proxy statement for the 2025 annual meeting of stockholders, Quanta’s Corporate Secretary must receive proper written notice of such nomination no later than the close of business on December 13, 2024, and no earlier than November 13, 2024 and such nomination must otherwise comply with our bylaws.

In addition to satisfying the requirements under our bylaws, to comply with the universal proxy rules stockholders who intend to solicit proxies in support of director nominees other than Quanta’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, including providing a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares of Quanta’s common stock entitled to vote on the election of directors in support of director nominees other than Quanta’s nominees, as required by Rule 14a-19(b), no later than March 25, 2025.

Any such stockholder proposal and director nomination must comply in all respects with the specific requirements included in our bylaws and we reserve the right to reject, rule out of order, or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with these requirements, our bylaws or other applicable requirements. Our bylaws are available in the Investors / Governance section of our website at www.quantaservices.com. If a stockholder’s notice regarding a stockholder proposal or director nomination is received after the applicable deadline, our proxy materials for the 2025 annual meeting of stockholders may confer discretionary authority to vote on such matter without any discussion of the matter in the proxy statement for our 2025 annual meeting of stockholders.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2025 annual meeting of stockholders.

ADDITIONAL

INFORMATION

Other Matters

As of the date of this Proxy Statement, the Board does not know of any other matter that will be brought before the Annual Meeting. Pursuant to Quanta’s bylaws, additional matters may be brought only by or at the direction of the Board. However, if any other matter properly comes before the Annual Meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote on such matters as recommended by the Board or, if no recommendation is given, in accordance with their best judgment and discretion.

By Order of the Board of Directors,

Matthew D. McCoy

Corporate Secretary

Houston, Texas

April 12, 2024

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APPENDIX A

Reconciliation of Non-GAAP Financial Measures

Adjusted EBITDA for 2023 Annual Incentive Plan

For the Twelve Months Ended December 31, 2023

(In thousands)

(Unaudited)

Operating Income (GAAP as reported)	$1,127,976
Depreciation expense	324,786
Amortization of intangible assets	289,014
Non-cash stock-based compensation	126,762
Interest, income taxes, depreciation and amortization included in equity in earnings of integral unconsolidated affiliates	19,936
Fair value adjustments to deferred compensation liabilities included within operating income	13,325
Dividend on cost method investment	2,413
Non-controlling interests	(3,969)
AIP EBITDA	$1,900,243
Pre-approved adjustments related to operating activities affecting net income:
Acquired businesses post acquisition results	(3,193)
Acquisition and integration costs	42,837
Change in fair value of contingent consideration liabilities associated with acquired businesses (1)	6,568
Gains on sales of property and equipment (net of impairment charges and other costs associated with terminated activities)	(20,241)
Foreign currency exchange rate fluctuations	(503)
Unforecasted legal costs	5,603
Effect on EBITDA of iterative adjustment to final bonus attainment	(1,015)
AIP Adjusted EBITDA	$1,930,299

(1)

Amount represents change in fair value of contingent consideration liabilities associated with certain acquired businesses, which fluctuates depending on the performance in post-acquisition periods of such acquired businesses, the effect of present value accretion on fair value calculations, and in certain cases, management discretion.

Adjusted EBITDA Margin for 2023 Annual Incentive Plan

For the Twelve Months Ended December 31, 2023

(In thousands, except percentage information)

(Unaudited)

Revenues (GAAP as reported)	$20,882,206
Pre-approved adjustments:
Current year acquired company results not included in the budget	(29,739)
Foreign currency fluctuations	(4,855)
Adjusted Revenues	$20,847,612
AIP Adjusted EBITDA (see reconciliation above)	$1,930,299
AIP Adjusted EBITDA Margin	9.26%

    A-1

APPENDIX B

Amendment to Restated Certificate of Incorporation

PROPOSED AMENDMENT OF

RESTATED CERTIFICATE OF INCORPORATION OF

QUANTA SERVICES, INC.

Quanta Services, Inc., a Delaware corporation (the “Corporation”), certifies as follows:

First: Article Eleventh of the Restated Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

To the fullest extent permitted by the laws of the State of Delaware as the same exists or as may hereafter be amended, a director or officer of the Corporation will not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. Any repeal or modification of this Article, or the adoption of any provision inconsistent with this Article, will not increase the personal liability of any director or officer of the Corporation for any act or occurrence taking place before such repeal, modification or adoption. The provisions of this Article shall not be deemed to limit or preclude indemnification of a director or officer by the Corporation for any liability of a director or officer that has not been eliminated by the provisions of this Article. Solely for purposes of this Article, “officer” shall have the meaning provided in Section 102(b)(7) of the Delaware General Corporation Law, as amended from time to time.

Second: The foregoing amendment was duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

    B-1

Safety
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2727 NORTH LOOP WEST | HOUSTON, TX 77008
713.629.7600 | QUANTASERVICES.COM

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Go Green! To receive documents via e-mail, simply go to: www.proxydocs.com/PWR Scan QR for digital voting Quanta Services, Inc. Annual Meeting of Stockholders For Stockholders of Record as of April 1, 2024 Friday, May 24, 2024 8:30 AM, Central Time Quanta Services, Inc. Headquarters 2727 North Loop West, Houston, Texas 77008 Internet: • www.proxypush.com/PWR • Cast your vote online • Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-390-5316 • • Use any touch-tone telephone • Have your Proxy Card ready Follow the simple recorded instructions Mail: • • Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided “Alexa, Vote My Proxy” • • Open Alexa app and browse skills Search “Vote my Proxy” • Enable skill YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 8:30 AM, Central Time, May 24, 2024. This proxy is being solicited on behalf of the Board of Directors of Quanta Services, Inc. The undersigned hereby appoints Jayshree S. Desai and Donald C. Wayne (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to represent the undersigned and to vote all the shares of common stock of Quanta Services, Inc., a Delaware corporation (the “Company” or “Quanta”) which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED IDENTICAL TO THE RECOMMENDATION OF THE COMPANY’S BOARD OF DIRECTORS. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the recommendation of the Company’s Board of Directors. The Named Proxies cannot vote your shares of common stock unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Quanta Services, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS OF QUANTA SERVICES, INC. RECOMMENDS A VOTE: FOR EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4. BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. Election of eleven directors nominated by Quanta’s Board of Directors; FOR AGAINST ABSTAIN 1.01 Earl C. (Duke) Austin, Jr. FOR 1.02 Warner L. Baxter FOR 1.03 Doyle N. Beneby FOR 1.04 Vincent D. Foster FOR 1.05 Bernard Fried FOR 1.06 Worthing F. Jackman FOR 1.07 Holli C. Ladhani FOR 1.08 Jo-ann dePass Olsovsky FOR 1.09 R. Scott Rowe FOR 1.10 Raúl J. Valentín FOR 1.11 Martha B. Wyrsch FOR FOR AGAINST ABSTAIN 2. Approval, by non-binding advisory vote, of Quanta’s executive compensation; FOR 3. Ratification of the appointment of PricewaterhouseCoopers LLP as Quanta’s independent FOR registered public accounting firm for fiscal year 2024; 4. Approval of an amendment to Quanta’s Restated Certificate of Incorporation to provide for the FOR exculpation of officers; and 5. Action upon any other matters that are properly brought before the meeting, or any adjournments or postponements of the meeting, by or at the direction of the Board of Directors. Check here if you would like to attend the meeting in person. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date